COMMISSION FILE NO. 000-50806

                                  SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

Check the appropriate box:
|X|     Preliminary Information Statement
|_|     Confidential, for Use of the Commission Only (as permitted by Rule
          14c-5(d)(2))
|_|     Definitive Information Statement

                                  DONOBI, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

|X|        None required
|_|     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
          1)    Title of each class of securities to which transaction applies:
          2)    Aggregate number of securities to which transaction applies:
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
          4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
          1) Amount previously paid:
          2) Form, Schedule or Registration Statement No.: 3) Filing Party: 4) Date Filed:

                                  DONOBI, INC.
                                3256 Chico Way NW
                               Bremerton, WA 98312



     NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

   To the Stockholders of Donobi, Inc.:

   We are writing to advise you that Donobi, Inc. has entered into an Agreement and Plan of Merger (the "Merger Agreement") with Gotaplay Interactive, Inc., a privately held Nevada corporation ("Gotaplay") based in Gig Harbor, Washington, to facilitate our acquisition of Gotaplay. The Company and Gotaplay will be merged into one company, with the Company remaining as the surviving corporation.

   Pursuant to the terms Merger Agreement the Company will complete a Reverse Stock Split, resulting in 10,936,580 issued and outstanding shares of Common Stock. The Company will then acquire all of Gotaplay's issued and outstanding shares of common stock in consideration for 17,020,000 (post-Reverse Stock Split) "restricted" shares of the Company's Common Stock. There will then be 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. The Company and Gotaplay will be merged into one company, with the Company remaining as the surviving corporation. This Merger (the "Merger") will be effected by authority of the Board of Directors of the Company and the written consent of the holders of a majority of the Company's Common Stock. As a result of the Merger, voting control of the Company will change and, except for Mr. William M. Wright, III, who will remain with the Company as Chief Operating Officer and Director, and Norm Johnson, who will remain with the Company as a director, the other current officers and directors of the Company will resign and will be replaced by Directors and Officers selected by Gotaplay's management (see "Directors and Executive Officers"). In addition, pursuant to the affirmative vote of the holders of a majority of the Company's issued and outstanding Common Stock, the Company's Articles of Incorporation will be amended to reflect a change in the name of the Company to "Gottaplay Interactive, Inc. (the "Amendment").

   In addition, at the effective time of the Merger, options and warrants to purchase 2,557,000 shares of our common stock will be issued in exchange for Gotaplay stock options and warrants which will be cancelled in the Merger.

   The Merger, Reverse Stock Split and the Amendment have been approved unanimously by our Board of Directors.

   On March 20, 2006 holders of a majority of the shares of our Common Stock acted by written consent to approve the terms of the Merger, the Reverse Stock Split and the Amendment.

   PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE ACTIONS. STOCKHOLDER APPROVAL OF THE MERGER IS NOT REQUIRED.

   No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

   Completion of the Merger will result in a change in control of Donobi and the assumption by Donobi, of Gotaplay's assets, liabilities and operations.

   The Merger will not be effective until Articles of Merger are filed with the Nevada Secretary of State. The amendments to our Articles of Incorporation will not be effective until a Certificate of Amendment is filed with the Nevada Secretary of State. We intend to file these documents approximately 20 calendar days after this Information Statement is first mailed to our stockholders.

   This Information Statement is being mailed to you on or about _____________, 2006.


   ____________, 2006

   Very Truly Yours


                                            /s/ William M. Wright, III
                                            William M. Wright, III
                                            Chief Executive Officer

                                  DONOBI, INC.
                                3256 Chico Way NW
                               Bremerton, WA 98312


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                   OF THE SECURITIES EXCHANGE ACT OF 1934 AND
                            REGULATION 14C THEREUNDER

   We are furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors and by the holders of a majority of our outstanding shares of common stock on March 20, 2006, in accordance with the relevant sections of the Nevada Revised Statutes.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

   This Information Statement is being mailed on or about __________, 2006 to stockholders of record on March 8, 2006. The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

   We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

   THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

   On March 8, 2006, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, 32,031,981 shares of our common stock were issued and outstanding. The common stock constitutes the sole outstanding class of voting securities of Donobi. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

   NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

   On March 20, 2006, we entered into an Agreement and Plan of Merger with Gotaplay in order to facilitate our acquisition of Gotaplay. On March 20, 2006, majority holders of our Common Stock consented in writing to the following:

   1. Approval of the proposed Merger with Gotaplay Interactive Inc.

   2. Approval of the reverse stock split, whereby one share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock issued and outstanding currently and at the time of the Merger

   3. Approval of the Amendment to our Articles of Incorporation, as amended, changing our name to Gottaplay, Interactive, Inc., or such other name as may be acceptable to new management following the consummation of the Merger describe herein.

   The controlling stockholders have not consented to or considered any other corporate action. Because stockholders holding at least a majority of the voting rights of our outstanding common stock at the record date have voted in favor of the foregoing proposals, and have sufficient voting power to approve such proposals through their ownership of common stock, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not become effective until a date at least 20 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on _____________, 2006.


                               TABLE OF CONTENTS
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION...............................................7
RISK FACTORS............................................................................................11
AGREEMENT AND PLAN OF MERGER............................................................................22
CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER..............................................34
AMENDMENT TO OUR ARTICLES OF INCORPORATION..............................................................36
INFORMATION RELATING TO THE DONOBI'S SECURITIES.........................................................38
CONTROLLING STOCKHOLDERS................................................................................38
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES PRIOR THE MERGER.....................39
SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND AFFILIATES FOLLOWING THE MERGER.................40
ANTICIPATED BUSINESS FOLLOWING THE MERGER...............................................................42
DIRECTORS AND EXECUTIVE OFFICERS........................................................................47
COMPENSATION OF DIRECTORS & STANDARD ARRANGEMENTS.......................................................48
BIOGRAPHIES OF DIRECTORS AND OFFICERS...................................................................48
EXECUTIVE COMPENSATION..................................................................................50
RELATED PARTY TRANSACTIONS..............................................................................51
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.................................................51
PRINCIPAL ACCOUNTANT FEES AND SERVICES..................................................................51
STANDING AUDIT, NOMINATING AND COMPENSATION COMMITTEES..................................................52
INFORMATION RELATING TO BOARD OF DIRECTORS MEETINGS.....................................................52
LEGAL PROCEEDINGS.......................................................................................53
SELECTED HISTORICAL FINANCIAL DATA OF DONOBI, INC.......................................................53
SELECTED HISTORICAL FINANCIAL DATA OF GOTAPLAY INTERACTIVE INC..........................................54
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION.....................................................55
PLAN OF OPERATIONS FOR GOTAPLAY INTERACTIVE, INC........................................................58
CRITICAL ACCOUNTING POLICIES............................................................................65
EXPERTS.................................................................................................66
WHERE YOU CAN FIND MORE INFORMATION.....................................................................66

   APPENDIX A              AGREEMENT AND PLAN OF MERGER
   APPENDIX B              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
   APPENDIX C              GOTAPLAY INTERACTIVE, INC. FINANCIAL STATEMENTS

                         CAUTIONARY STATEMENT REGARDING
                           FORWARD LOOKING INFORMATION

   This Information Statement and other reports that we file with the SEC contain certain forward-looking statements that involve risks and uncertainties relating to, among other things, the closing of the Merger transaction and our future financial performance or future events. Forward-looking statements give management's current expectations, plans, objectives, assumptions or forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "anticipate," "estimate," "plans," "potential," "projects," "ongoing," "expects," "management believes," "we believe," "we intend," and similar expressions. These statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from the results set forth in the information statement. You should not place undue reliance on these forward-looking statements. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors such as:

o        continued development of our technology;
o        dependence on key personnel;
o        competitive factors;
o        the operation of our business; and
o        general economic conditions.

   These forward-looking statements speak only as of the date on which they are made, and except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

   For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-KSB, 10-QSB and 8-K. You can obtain copies of these reports and other filings for free at the SEC's Web site at www.sec.gov or from commercial document retrieval services.

   GENERAL

   This Information Statement is being furnished to all of our stockholders of record on March 8, 2006 in connection with the approval by our Board of Directors and our controlling stockholders of:

   1. An approval the proposed Merger with Gotaplay Interactive Inc.

   2. An approval the reverse stock split, whereby one share of our Common Stock shall be issued in exchange for every six (6) shares of our Common Stock issued and outstanding currently and at the time of the Merger

   3. An amendment to our Articles of Incorporation, as amended, changing our name to Gottaplay, Interactive, Inc., or such other name as may be acceptable to new management following the consummation of the Merger describe herein.

   All of the foregoing has been approved in anticipation of effecting the transactions contemplated by that certain Agreement dated March 20, 2006 with Gotaplay. The filing of the Certificate of Amendment to our Articles of Incorporation, as amended, and the Reverse Stock Split are required by the Merger Agreement.

   Pursuant to the Merger Agreement, we will, among other things, issue 17,020,000 (post-Reverse Split) "restricted" shares of our authorized but previously un-issued common stock to the stockholders of Gotaplay in exchange for all of the issued and outstanding common stock of Gotaplay. We will also issue options and warrants for the purchase of an aggregate of 2,557,000 shares of our common stock to the holders of outstanding Gotaplay options and warrants, in consideration of the cancellation of such options and warrants. There will then be 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis.

   We will merge with Gotaplay into one company and we will be the surviving corporation. As a result of the Merger, our voting control will change and, except for Mr. William M. Wright, III, who will remain as Chief Operating Officer and director, and Norm Johnson, who will remain as a director, the other current officers and directors of Donobi will resign and will be replaced by Directors and Officers selected by Gotaplay's management (see "Directors and Executive Officers")

   The Merger is expected to close on or about ___________, 2006, and will become effective upon the filing of Articles of Merger with the Secretary of State of Nevada.

   The elimination of the need for a special meeting of stockholders to approve the proposals set forth above is authorized by Section 320 of the Nevada Revised Statute, referred to herein as the "NRS," which provides that any action required or permitted to be taken at a meeting of stockholder may be taken without a meeting if a written consent is signed by stockholders holding at least a majority of the voting power of the corporation, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required. Where an action is authorized by written consent, no meeting of stockholders need be called nor notice given.

   Pursuant to the NRS, a majority of the outstanding shares of voting stock entitled to vote thereon is required in order to approve the proposed actions set forth herein. In order to eliminate the costs and management time involved in holding a special meeting of stockholders and in order to approve the amended Articles of Incorporation, the Reverse Stock Split and the Merger Agreement, the Board of Directors decided to use the written consent of the holders of a majority of our outstanding common stock in lieu of a stockholders' meeting.

   Our controlling stockholders, who beneficially own approximately 87% of our outstanding common stock, entitled to vote on the amended Articles of Incorporation, the Reverse Stock Split and the Merger Agreement gave their written consent to the foregoing on March 20, 2006. Accordingly, the above actions will not be submitted to our other stockholders for a vote and this Information Statement is being furnished to our stockholders only to provide the prompt notice of the taking of such actions.

   We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our common stock.

                                     SUMMARY

   This summary highlights selected information set forth herein and may not contain all of the information that is important to you. To understand fully the acquisition of Gotaplay, the amended Articles of

Incorporation, as amended, and the Reverse Stock Split, you should read carefully this entire Information Statement and the accompanying documents to which we refer. See "Where You Can Find More Information." The Merger Agreement and the amended Articles of Incorporation are attached as appendices to this Information Statement. We encourage you to read these documents. We have included page references in parentheses to direct you to a more complete description of the topics presented in this summary.

   Parties to the Merger

   Donobi, Inc.
   3256 Chico Way NW
   Bremerton, WA 98312

   Donobi and its wholly owned subsidiaries provide Internet related services including connectivity, web access, web hosting and development, video services, networking and development and design to single and multi-unit residential and business customers across the U.S.A, principally in the Northwestern part of the U.S.A. Donobi is domiciled in Nevada.

   On February 16, 2004, Donobi and an unrelated publicly traded company (H-Net.net, Inc.), executed an addendum and closed on an Acquisition Agreement and Plan of Reorganization (the "Agreement") for the acquisition by the publicly traded company, of all of Donobi's issued and outstanding stock. This transaction was passed upon and approved by a majority of Board of Directors of each company and was codified in the form of a definitive agreement originally executed by the parties on December 30, 2003.

   Pursuant to the Agreement, Donobi exchanged all of its issued and outstanding common stock for 13,558,750 shares of newly issued common stock of the publicly traded company. As a result of the transaction, a change of control of the publicly traded company had occurred and the Donobi shareholders, as a group, now hold a majority of the publicly traded company's issued and outstanding common stock.

   Gotaplay Interactive, Inc.
   3226 Rosedale Street, Suite 200
   Gig Harbor, WA  98335

   Gotaplay was organized August 4, 2004 under the laws of the State of Nevada, as Gotaplay Interactive, Inc. and began operations on October 4, 2004. Gotaplay is an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, Gotaplay offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at Gotaplay's website, aided by its proprietary recommendation service, and generally receive the game disks within three business days by U.S. Postal mail service. The gamers then return the game disks game at their convenience using Gotaplay's prepaid mailers. After a title has been returned, Gotaplay mails a title from the subscriber's game queue. All of the Gotaplay's subscription revenues are generated in the United States of America.

   Since August 4, 2004, Gotaplay has had limited operations and, is a development stage company because it has not generated significant revenues and continues to devote substantial efforts in raising needed operating and working capital.

   STRUCTURE OF THE MERGER

   Upon filing of Articles of Merger with the office of the Secretary of State of Nevada and the filing of a Certificate of Merger with the office of the Secretary of State of Nevada, referred to herein as the "effective time of the Merger," the control of our company will change and we will carry on the business of Gotaplay, as well as a division to manage and operate the Internet Service Provider ("ISP") services which are currently being provided by Donobi. This change of control will be effected through the following actions:

   (i) Donobi will complete a Reverse Stock Split, resulting in 10,936,580 issued and outstanding share of Common Stock.

   (ii) Gotaplay will merge with and into Donobi. Donobi will then change its name to "Gottaplay Interactive, Inc.", or such other name as may be acceptable to new management following the consummation of the Merger;

   (iii) Donobi will issue an aggregate of 17,020,000 shares of common stock to the Gotaplay stockholders in exchange for 100% of the issued and outstanding shares of Gotaplay capital stock;

   (iv) Donobi will issue options and warrants for the purchase of an aggregate of 2,557,000 shares of our common stock to the holders of outstanding Gotaplay options and warrants in consideration of the cancellation of such options and warrants.

   (v) the officers and directors of Gotaplay will replace the officers and directors of Donobi, with the exception of William M. Wright, who will remain as Chief Operating Officer and Director and Norm Johnson, who will remain as Director. The officers and directors of Gotaplay will control our business and operations.

   As a result of the issuance of shares of our common stock in exchange for the outstanding shares of Gotaplay capital stock, at the effective time of the Merger, the stockholders of Gotaplay and the holders of Gotaplay's options and warrants will become stockholders of Donobi and will own collectively approximately 60.88% of our issued and outstanding shares of common stock and our current stockholders will own approximately 39.12% of our issued and outstanding shares of common stock.

   Reasons for the Merger

   Our Board of Directors considered various factors in approving the Merger Agreement and believes the acquisition of Gotaplay will be in the best interest of our stockholders. Our Board analyzed Gotaplay's operations, prospects and managerial resources and believes that acquiring Gotaplay's growth potential by means of a merger is the best opportunity to increase value to our stockholders. Our Board of Directors did not request a fairness opinion in connection with the Merger.

   Cost and Expenses of the Merger

   The Merger Agreement provides that all costs and expenses in connection with the Merger will be paid by the party incurring such costs and expenses.

   Appraisal Rights

   Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the Merger or the actions that have been approved by the written consent of our controlling stockholders.

   Amendment of Articles of Incorporation

   Our Board of Directors and stockholders holding a majority of our outstanding common stock have approved an amendment to our Articles of Incorporation which will change our corporate name, upon the closing of the Merger, to "Gottaplay, Interactive, Inc." The form of the Certificate of Amendment to our Articles of Incorporation is attached hereto as Appendix B. Our Board of Directors believes it is desirable to change our name to "Gottaplay Interactive, Inc." to more accurately reflect our new business operations following the Merger.

   Directors and Executive Management Following the Merger

   Pursuant to the Merger Agreement, the executive officers of Gotaplay immediately prior to the Merger will become our executive officers. Following completion of the Merger, all of the existing members of our Board of Directors, with the exception of William M. Wright and Norman Johnson, will resign and new appointees designated by Gotaplay will comprise our entire Board of Directors.

   Risk Factors

   The Merger and the related transactions, as well as the ownership of our common stock after the merger, involve a high degree of risk. You should carefully consider the information set forth in the section entitled "Risk factors" as well as the other information in this Information Statement.

   Upon completion of the merger, we will assume Gotaplay's assets, liabilities and plan of operation, which may require additional financing to implement fully. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

   Our current stockholders will be diluted substantially by the issuance of shares of our common stock in the Merger, and may be diluted by future issuances of securities issued and sold to satisfy our working capital needs.

                                  RISK FACTORS

   The actual results of the combined company may differ materially from those anticipated in these forward-looking statements. Donobi and Gotaplay will operate as a combined company in a market environment that is difficult to predict and that involves significant risks and uncertainties, many of which will be beyond the combined company's control. Additional risks and uncertainties not presently known to us, or that are not currently believed to be important to you, if they materialize, also may adversely affect the combined company.

   RISKS RELATING TO THE MERGER AND CAPITAL STRUCTURE

   OUR CURRENT STOCKHOLDERS HAVE NO OPPORTUNITY TO APPROVE OR DISAPPROVE THE MERGER AND WILL EXPERIENCE SUBSTANTIAL DILUTION IN CONNECTION WITH THE MERGER.

   The Merger and the consequent acquisition of Gotaplay have been approved by our Board of Directors and will not be presented to our stockholders for approval. Also, under Nevada law, the other actions described herein, which would routinely be taken at a meeting of stockholders, are being taken by written consent of stockholders having more than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders. Accordingly, stockholders other than our eight controlling stockholders are not being asked to approve or disapprove these matters. In addition, in the event the Merger is consummated as described herein, a total of 17,020,000 shares of our common stock will be issued to the current stockholders of Gotaplay. In addition, options and warrants to purchase an additional 2,557,000 shares of our common stock will be issued to Gotaplay option and warrant holders in consideration for the cancellation of such Gotaplay options and warrants. The shares to be issued in the Merger to current Gotaplay stockholders will represent approximately 60.88% of the total number of shares of our common stock issued and outstanding immediately following the Merger; consequently, our current stockholders will experience substantial dilution in their ownership interest in our company.

   IF THE MERGER DOES NOT OCCUR, WE WILL NOT BENEFIT FROM THE EXPENSES WE HAVE INCURRED IN THE PURSUIT OF THE MERGER.

   The Merger may not be completed. If conditions for completion of the Merger are not satisfied or the Merger is not otherwise completed, we will have incurred expenses for which no ultimate benefit will have been received. We currently expect to incur out of pocket expenses of approximately $35,000 for services in connection with the Merger, consisting of professional fees, financial printing and other related charges, much of which may be incurred even if the Merger is not completed. If the Merger is not completed, such expenses will be paid for from revenues from operations.

   THE MERGER WILL NOT SIGNIFICANTLY ENHANCE OUR LIQUIDITY AND WE MAY REQUIRE FUTURE FINANCING TO PROCEED WITH OUR ANTICIPATED BUSINESS ACTIVITIES FOLLOWING THE COMPLETION OF THE MERGER. THERE CAN BE NO ASSURANCE THAT FINANCING WILL BE AVAILABLE ON TERMS BENEFICIAL TO US, OR AT ALL.

   We anticipate that future funding will most likely be in the form of debt and/or private equity financing. The number of shares of our common stock to be issued in the Merger, and the aggregate number of shares to be outstanding after completion of the Merger, as shown elsewhere in this Information Statement, does not take into account any such future financing and, accordingly, our stockholders may be subject to additional and substantial dilution as a result of such financing.

   We anticipate that we will need funds, following the Merger, in order to further the efforts of Gotaplay to execute its business plan by completing and funding affiliate marketing partner agreements, expanding the distribution center ("DC") network, further develop its Game Distribution System ("GDS"), the acquisition of downloadable games for both the PC and mobile handset platforms and, to fund operations and administrative expenses to support the anticipated growth of "Gottaplay Interactive, Inc.".

   If we raise additional capital by selling equity or equity-linked securities, these securities would dilute the ownership percentage of our existing stockholders. Also, these securities could have rights, preferences or privileges senior to those of our common stock. Similarly, if we raise additional capital by borrowing or issuing debt securities, the terms of such debt financing could restrict us in terms of how we operate our business, which could also affect the value of our common stock.

   We may not be able to raise capital on reasonable terms or at all.

   GOTAPLAY HAS NOT HAD AN OPERATING PROFIT SINCE ITS INCEPTION AND DONOBI HAS NOT RECORDED AN OPERATING PROFIT FOR SEVERAL YEARS. CONTINUING LOSSES MAY EXHAUST OUR CAPITAL RESOURCES AND FORCE US TO DISCONTINUE OPERATIONS.

   From Gotaplay's inception in August 2004 through December 31, 2005, Gotaplay has incurred cumulative losses of $1,093,903. Donobi has incurred cumulative losses of $4,040,197 since its inception at July 31, 1987. We cannot assure you that following the acquisition of Gotaplay we will achieve profitability in the immediate future or at any time.

   BOTH GOTAPLAY AND DONOBI HAVE HAD SIGNIFICANT WORKING CAPITAL DEFICITS, WHICH MAKES IT MORE DIFFICULT TO OBTAIN CAPITAL NECESSARY FOR MERGED BUSINESSES AND WHICH MAY HAVE AN ADVERSE EFFECT ON OUR FUTURE BUSINESS.

   As of December 31, 2005, Gotaplay had a working capital deficit of $1,071,112. As of January 31, 2006, Donobi had a working capital deficit of approximately $1,268,993. If all of the current liabilities were to become due at the same time, we would not be able to pay them in full, which most likely would have a material negative impact on our business and future prospects.

   Gotaplay's monthly burn rate is approximately $98,000 per month and, accordingly, we will need to raise approximately $1,176,000 over the next 12 months in order to sustain its current limited operations. We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis in the future. If revenues grow more slowly than we anticipate, or if operating expenses exceed our expectations or cannot be adjusted accordingly, we will continue to incur losses. We will continue to incur losses until we are able to establish significant subscriptions for our game rentals over the Internet. Our possible success is dependent upon the successful development and marketing of our web site and products, as to which there is no assurance. Any future success that we might enjoy will depend upon many factors, including factors out of our control or which cannot be predicted at this time. These factors may include changes in or increased levels of competition, including the entry of additional competitors and increased success by existing competitors, changes in general economic conditions, increases in operating costs, including costs of supplies, personnel and equipment, reduced margins caused by competitive pressures and other factors. These conditions may have a materially adverse effect upon us or may force us to reduce or curtail operations. In addition, we will require additional funds to sustain and expand our sales and marketing activities, particularly if a well-financed competitor emerges. If will we need additional financing, however there can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain sufficient funds from operations and external sources would require us to curtail or cease operations. Any additional equity financing will involve substantial dilution to our then existing shareholders.

   The OTC Bulletin Board is an inter-dealer, over-the-counter market that provides significantly less liquidity than the NASD's automated quotation system (the "NASDAQ Stock Market"). Quotes for stocks included on the OTC Bulletin Board are not listed in the financial sections of newspapers, as are those for the NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Bulletin Board may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. Market prices for our common stock will be influenced by a number of factors, including:

   o the issuance of new equity securities pursuant to the Merger, or a future offering;

   o  changes in interest rates;

   o competitive developments, including announcements by competitors of new products or services or significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments;

   o  variations in quarterly operating results;

   o  change in financial estimates by securities analysts;

   o  the depth and liquidity of the market for Donobi's common stock;

   o  investor perceptions of Gotaplay and of game rental generally; and

   o  general economic and other national conditions.

   OUR COMMON STOCK COULD BE CONSIDERED A "PENNY STOCK" AND MAY BE DIFFICULT TO SELL.

   Our common stock could be considered to be a "penny stock" if it meets one or more of the definitions in Rules 15g-2 through 15g-6 promulgated under Section 15(g) of the Exchange Act. These include but are not limited to the following:
(i) the stock trades at a price less than $5.00 per share; (ii) it is not traded on a "recognized" national exchange; (iii) it is not quoted on the NASDAQ Stock Market, or even if so quoted, has a price less than $5.00 per share; or (iv) is issued by a company with net tangible assets less than $2,000,000, if in business longer than three continuous years, or with average revenues of less than $6,000,000 for the past three years. The principal result or effect of being designated a "penny stock" is that securities broker-dealers cannot recommend the stock but must trade in it on an unsolicited basis.

   Additionally, Section 15(g) of the Exchange Act and Rule 15g-2 promulgated thereunder by the SEC require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.

   Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to:

(i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives;
(ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions;
(iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and
(iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

   FOLLOWING THE MERGER, THE CURRENT PRINCIPAL STOCKHOLDERS OF GOTAPLAY WILL HAVE SIGNIFICANT INFLUENCE OVER DONOBI.

   The controlling stockholders of Gotaplay, will beneficially own approximately 60.88% of our outstanding Voting stock following the Merger. As a result, Gotaplay will possess significant influence, giving it the ability, among other things, to elect all members of our Board of Directors and to approve significant corporate transactions. Such stock ownership and control may also have the effect of delaying or preventing a future change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of our company.

   RISKS RELATING TO OUR BUSINESS AFTER THE COMPLETION OF THE MERGER

   IF OUR EFFORTS TO ATTRACT GAME RENTAL SUBSCRIBERS ARE NOT SUCCESSFUL, OUR REVENUES WILL BE AFFECTED ADVERSELY.

   We must continue to attract and retain subscribers. Since June 2005, when we commenced keeping track of our customer base, we have consistently maintained a monthly customer base of 800 customers. We typically retain approximately 74.7% of our new customers from the trial to membership phase. We typically retain approximately 71.1% of our customers after one month of membership, 68.4% after two months of membership and 65.7% after three months of membership. Thereafter, we lose approximately 2.7% each month of our new customers. To succeed, we must continue to attract a number of subscribers who have traditionally used game retailers, and game rental outlets. Our ability to attract and retain subscribers will depend in part on our ability to consistently provide our subscribers a high quality experience for selecting, playing, receiving and returning titles. If consumers do not perceive our service offering to be of quality, or if we introduce new services that are not favorably received by them, we may not be able to attract or retain subscribers. If our efforts to satisfy our existing subscribers are not successful, we may not be able to attract new subscribers, and as a result, our revenues will be affected adversely.

   IF WE EXPERIENCE EXCESSIVE RATES OF SUBSCRIBER CHURN, OUR REVENUES AND BUSINESS WILL BE HARMED.

   We must minimize the rate of loss of existing subscribers while adding new subscribers. We typically retain approximately 74.7% of our new customers from the trial to membership phase. We typically retain approximately 71.1% of our customers after one month of membership, 68.4% after two months of membership and 65.7% after three months of membership. Thereafter, we lose approximately 2.7% each month of our new customers. Subscribers cancel their subscription to our service for many reasons, including a perception that they do not use the service sufficiently, delivery takes too long, the service is a poor value and customer service issues are not satisfactorily resolved. We must continually add new subscribers both to replace subscribers who cancel and to grow our business beyond our current subscriber base. If too many of our subscribers cancel our service, or if we are unable to attract new subscribers in numbers sufficient to grow our business, our operating results will be adversely affected. Further, if excessive numbers of subscribers cancel our service, we may be required to incur significantly higher marketing expenditures than we currently anticipate to replace these subscribers with new subscribers.

   IF WE ARE UNABLE TO OFFSET INCREASED DEMAND FOR GAMES WITH INCREASED SUBSCRIBER RETENTION OR OPERATING MARGINS, OUR OPERATING RESULTS MAY BE AFFECTED ADVERSELY.

   Subscribers to our service can play as games as they want every month and, depending on the service plan, may have out between one and three games at a time. With our use of six of our eight DCs and our proprietary GDS, we have reduced the transit time of games. As a result, our subscribers have been able to exchange more titles each month, which has increased our operating costs. As we establish additional DCs or further refine our distribution process and GDS, we may see a continued increase in usage by our subscribers. If our subscriber retention does not increase or our operating margins do not improve to an extent necessary to offset the effect of increased operating costs, our operating results will be adversely affected.

   In addition, subscriber demand for games may increase for a variety of other reasons beyond our control, including promotion by manufacturers and the scarcity of the most popular games. Our subscriber growth and retention may be affected adversely if we attempt to increase our monthly subscription fees to offset any increased costs of acquiring or delivering games.

   IF OUR SUBSCRIBERS SELECT TITLES THAT ARE MORE EXPENSIVE FOR US TO ACQUIRE AND DELIVER MORE FREQUENTLY, OUR EXPENSES WILL INCREASE.

   Certain games cost us more to acquire depending on the source from whom they are acquired and the terms on which they are acquired. If subscribers select these games more often on a proportional basis compared to all games selected, then game acquisition expenses could increase, and our gross margins could be adversely affected.

   ANY SIGNIFICANT DISRUPTION IN SERVICE ON OUR WEB SITE OR IN OUR COMPUTER SYSTEMS COULD RESULT IN A LOSS OF SUBSCRIBERS.

   Subscribers and potential subscribers access our service through our Web site, where the game selection process is integrated with our delivery processing systems and software. Our reputation and ability to attract, retain and serve our subscribers is dependent upon the reliable performance of our Web site, network infrastructure and fulfillment processes. Interruptions in these systems could make our Web site unavailable and hinder our ability to fulfill selections. Service interruptions or the unavailability of our Web site could diminish the overall attractiveness of our subscription service to existing and potential subscribers.

   Our servers are vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions and delays in our service and operations as well as loss, misuse or theft of data. Any attempts by hackers to disrupt our Web site service or our internal systems, if successful, could harm our business, be expensive to remedy and damage our reputation. We do not have an insurance policy that covers expenses related to direct attacks on our Web site or internal systems. Efforts to prevent hackers from entering our computer systems are expensive to implement and may limit the functionality of our services. Any significant disruption to our Web site or internal computer systems could result in a loss of subscribers and adversely affect our business and results of operations.

   Our servers utilize a number of techniques to track, deter and thwart attacks from computer viruses, physical or electronic break-ins and similar disruptions, which could lead to interruptions and delays in our service and operations as well as loss, misuse or theft of data. We currently use both hardware and software to secure our systems, network and, most importantly, our data from these attacks. This includes several layers of security in place for our protection and that of our member's data. We also have procedures in place to ensure that the latest security patches and software are running on our servers
- thus maintaining another level of security.

   IF GOVERNMENT REGULATION OF THE INTERNET OR OTHER AREAS OF OUR BUSINESS CHANGES OR IF CONSUMER ATTITUDES TOWARD USE OF THE INTERNET CHANGE, WE MAY NEED TO CHANGE THE MANNER IN WHICH WE CONDUCT OUR BUSINESS, OR INCUR GREATER OPERATING EXPENSES.

   The adoption or modification of laws or regulations relating to the Internet or other areas of our business could limit or otherwise adversely affect the manner in which we currently conduct our business. In addition, the growth and development of the market for online commerce may lead to more stringent consumer protection laws, which may impose additional burdens on us. If we are required to comply with new regulations or legislation or new interpretations of existing regulations or legislation, this compliance could cause us to incur additional expenses or alter our business model.

   The manner in which Internet and other legislation may be interpreted and enforced cannot be precisely determined and may subject either us or our customers to potential liability, which in turn could have an adverse effect on our business, results of operations and financial condition. The adoption of any laws or regulations that adversely affect the popularity or growth in use of the Internet could decrease the demand for our subscription service and increase our cost of doing business.

   In addition, if consumer attitudes toward use of the Internet change, consumers may become unwilling to select their entertainment online or otherwise provide us with information necessary for them to become subscribers. Further, we may not be able to effectively market our services online to users of the Internet. If we are unable to interact with consumers because of changes in their attitude toward use of the Internet, our subscriber acquisition and retention may be affected adversely.

   IF OUR EFFORTS TO BUILD STRONG BRAND IDENTITY AND IMPROVE SUBSCRIBER SATISFACTION AND LOYALTY ARE NOT SUCCESSFUL, WE MAY NOT BE ABLE TO ATTRACT OR RETAIN SUBSCRIBERS, AND OUR OPERATING RESULTS WILL BE AFFECTED ADVERSELY.

   The Gotaplay brand is young, and we must continue to build strong brand identity. To succeed, we must continue to attract and retain a number of owners of video game players who have traditionally relied on store-based rental outlets and persuade them to subscribe to our service through our Web site. We may be required to incur significantly higher advertising and promotional expenditures than we currently anticipate attracting numbers of new subscribers. We believe that the importance of brand loyalty will increase with a proliferation of game subscription services and other means of distributing games disks. If our efforts to promote and maintain our brand are not successful, our operating results and our ability to attract and retain subscribers will be affected adversely.

   IF WE ARE UNABLE TO MANAGE THE MIX OF SUBSCRIBER ACQUISITION SOURCES, OUR SUBSCRIBER LEVELS MAY BE AFFECTED ADVERSELY AND OUR MARKETING EXPENSES MAY INCREASE.

   We utilize a mix of incentive-based and fixed-cost marketing programs to promote our service to potential new subscribers. We obtain a portion of our new subscribers through our online marketing efforts, direct links and our active affiliate program. While we opportunistically adjust our mix of incentive-based and fixed-cost marketing programs, we attempt to manage the marketing expenses to come within a prescribed range of acquisition cost per subscriber. To date, we have been able to manage our acquisition cost per subscriber; however, if we are unable to maintain or replace our sources of subscribers with similarly effective sources, or if the cost of our existing sources increases our subscriber levels may be affected adversely and our cost of marketing may increase.

   IF WE ARE UNABLE TO CONTINUE USING OUR CURRENT MARKETING CHANNELS, OUR ABILITY TO ATTRACT NEW SUBSCRIBERS MAY BE AFFECTED ADVERSELY.

   We may not be able to continue to support the marketing of our service by current means if such activities are no longer available to us or are adverse to our business. In addition, we may be foreclosed from certain channels due to competitive reasons. If companies that currently promote our service decide to enter our business or a similar business, we may no longer be given access to such channels. If the available marketing channels are curtailed, our ability to attract new subscribers may be affected adversely.

         IF WE ARE UNABLE TO COMPETE EFFECTIVELY, OUR BUSINESS WILL BE AFFECTED ADVERSELY.

   The market for in-home gaming products is intensely competitive and subject to rapid change. Many consumers maintain simultaneous relationships with multiple in-home entertainment providers and can easily shift spending from one provider to another. For example, consumers may rent a game from Blockbuster, buy a game from Wal-Mart and subscribe to our service, or some combination thereof, all in the same month. Competitors may be able to launch new businesses at relatively low cost. Game rentals represent only one of many existing and potential new technologies for playing games. If we are unable to successfully compete with current and new competitors and technologies, we may not be able to achieve adequate market share, increase our revenues or maintain profitability. Our principal competitors include, or could include:

   o  Game rental outlets, such as Blockbuster and Hollywood Entertainment;
   o  Game retail stores, such as Best Buy, Wal-Mart and Amazon.com;
   o  Subscription game rental services, such as GameFly and GameznFlix; and
   o  Online game sites, such as Rcade.com

   Many of our competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources than we do. Some of our competitors have adopted, and may continue to adopt, aggressive pricing policies and devote substantially more resources to marketing and Web site and systems development than we do. The growth of our online subscription business since our inception may attract direct competition from larger companies with significantly greater financial resources and national brand recognition. Increased competition may result in reduced operating margins, loss of market share and reduced revenues. In addition, our competitors may form or extend strategic alliances with manufacturers and distributors that could adversely affect our ability to obtain titles on favorable terms.

   IF WE EXPERIENCE DELIVERY PROBLEMS OR IF OUR SUBSCRIBERS OR POTENTIAL SUBSCRIBERS LOSE CONFIDENCE IN THE U.S. MAIL SYSTEM, WE COULD LOSE SUBSCRIBERS, WHICH COULD ADVERSELY AFFECT OUR OPERATING RESULTS.

   We rely exclusively on the U.S. Postal Service to deliver game disks from our DC's and to return the game disks to us from our subscribers. We are subject to risks associated with using the public mail system to meet our shipping needs, including delays caused by bioterrorism, potential labor activism and inclement weather. Our games are also subject to risks of breakage during delivery and handling by the U.S. Postal Service. The risk of breakage is also impacted by the materials and methods used to replicate our game disks. If the entities replicating our game disks use materials and methods more likely to break during delivery and handling or we fail to timely deliver the games to our subscribers, our subscribers could become dissatisfied and cancel our service, which could adversely affect our operating results. In addition, increased breakage rates for our games will increase our cost of acquiring titles. If we are required to incur expenditures as a result of indemnification of our directors, officers or employees for any reason our net income will decrease as a result of increase expenses.

   STANDARDS FOR COMPLIANCE WITH SECTION 404 OF THE SARBANES-OXLEY ACT OF 2002 ARE UNCERTAIN, AND IF WE FAIL TO COMPLY IN A TIMELY MANNER, OUR BUSINESS COULD BE HARMED AND OUR STOCK PRICE COULD DECLINE.

   Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting, and attestation of its assessment by our independent registered public accountants. The SEC has extended the compliance dates for certain filers and, accordingly, we believe that this requirement will first apply to our annual report for fiscal 2008. The standards that must be met for management to assess the internal control over financial reporting as effective are new and complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. In addition, the attestation process by our independent registered public accountants is new and we may encounter problems or delays in completing the implementation of any requested improvements and receiving an attestation of its assessment by our independent registered public accountants. If we cannot assess our internal control over financial reporting as effective, or our independent registered public accountants are unable to provide an unqualified attestation report on such assessment, investor confidence and share value may be negatively impacted.

   OUR ARTICLES OF INCORPORATION INCLUDE PROVISIONS TO THE EFFECT THAT WE MAY INDEMNIFY ANY DIRECTOR, OFFICER, OR EMPLOYEE. IN ADDITION, PROVISIONS OF NEVADA LAW PROVIDE FOR SUCH INDEMNIFICATION.

   Any indemnification of directors, officer, or employees, could result in substantial expenditures being made by our company in covering any liability of such persons or in indemnifying them. If we are required to incur expenditures as a result of indemnification of our directors, officers or employees for any reason our net income will decrease as a result of increase expenses.

   OUR OBLIGATIONS UNDER THE SECURED CONVERTIBLE DEBENTURES ARE SECURED BY ALL OF OUR ASSETS

   Our obligations under the secured convertible debentures, issued to Highgate House, LLC are secured by all of our assets. As a result, if we default under the terms of the secured convertible debentures, Highgate House, LLC could foreclose its security interest and liquidate all of our assets. This would cause operations to cease.

   WE COULD FAIL TO ATTRACT OR RETAIN KEY PERSONNEL, WHICH COULD BE DETRIMENTAL TO OUR OPERATIONS

   Our success largely depends on the efforts and abilities of our John P. Gorst, Chief Executive Officer, M. Carroll Benton, Chief Financial Officer, William M. Wright, III, Chief Operating Officer, and Asra Rasheed, President. The loss of the services of any of these individuals could materially harm our business because of the cost and time necessary to find their successors. Such a loss would also divert management attention away from operational issues. We do not presently maintain key-man life insurance policies on our officers. We also have other key employees who manage our operations and if we were to lose their services, senior management would be required to expend time and energy to find and train their replacements. To the extent that we are smaller than our competitors and have fewer resources we may not be able to attract the sufficient number and quality of staff.

   WE ARE SUBJECT TO PRICE VOLATILITY DUE TO OUR OPERATIONS MATERIALLY
FLUCTUATING

   As a result of the evolving nature of the markets in which we compete, as well as the current nature of the public markets and our current financial condition, we believe that our operating results may fluctuate materially, as a result of which quarter-to-quarter comparisons of our results of operations may not be meaningful. If in some future quarter, whether as a result of such a fluctuation or otherwise, our results of operations fall below the expectations of securities analysts and investors, the trading price of our common stock would likely be materially and adversely affected. You should not rely on our results of any interim period as an indication of our future performance. Additionally, our quarterly results of operations may fluctuate significantly in the future as a result of a variety of factors, many of which are outside our control. Factors that may cause our quarterly results to fluctuate include, among others:

   o  our ability to retain existing gaming subscribers and ISP customers;
   o our ability to attract gaming subscribers and ISP customers at a steady rate;
   o  our ability to maintain subscriber and customer satisfaction;
   o the extent to which our subscriber services and ISP products gain market acceptance;
   o  introductions of products and services by competitors;
   o  price competition in the markets in which we compete;
   o  our ability to attract, train, and retain skilled management;
   o the amount and timing of operating costs and capital expenditures relating to the expansion of our business, operations, and infrastructure; and
   o general economic conditions and economic conditions specific to the Internet service and gaming industry.

   IF WE ARE UNABLE TO RESPOND TO THE RAPID CHANGES IN TECHNOLOGY AND SERVICES WHICH CHARACTERIZE OUR GAME RENTAL AND ISP SERVICES, OUR BUSINESS AND FINANCIAL CONDITION COULD BE NEGATIVELY AFFECTED

   Our game rental services and ISP operations are directly impacted by changes in the Internet services industry. The Internet products and services industry is subject to rapid technological change, frequent new product and service introductions and evolving industry standards. Changes in technology could affect the market for our services. We believe that our future success will depend largely on our ability to anticipate or adapt to such changes, to offer on a timely basis, services and products that meet these evolving standards and demand of our customers. We cannot offer any assurance that we will be able to respond successfully to these or other technological changes, or to new products and services offered by our current and future competitors, and cannot predict whether we will encounter delays or problems in these areas, which could have a material adverse affect on our business, financial condition and results of operations.

   WE MAY BE UNABLE TO PROTECT OUR INTELLECTUAL PROPERTY ADEQUATELY OR COST EFFECTIVELY, WHICH MAY CAUSE US TO LOSE MARKET SHARE OR REDUCE PRICES.

   Our future success depends significantly on Gotaplay's ability to protect and preserve its proprietary rights related to its technology and resulting products. We cannot assure you that we will be able to prevent third parties from using our intellectual property rights and technology without our authorization. While Gotaplay intends to pursue aggressively efforts to obtain patent protection for its technology, it will also rely on trade secrets, common law trademark rights and trademark registrations, as well as confidentiality and work for hire development, assignment and license agreements with employees, consultants, third party developers, licensees and customers. However, these measures afford only limited protection and may be flawed or inadequate. Also, enforcing intellectual property rights could be costly and time-consuming and could distract management's attention from operating business matters.

   GOTAPLAY'S INTELLECTUAL PROPERTY MAY INFRINGE ON THE RIGHTS OF OTHERS, RESULTING IN COSTLY LITIGATION.

   In recent years, there has been significant litigation in the United States involving patents and other intellectual property rights. In particular, there has been an increase in the filing of suits alleging infringement of intellectual property rights, which pressure defendants into entering settlement arrangements quickly to dispose of such suits, regardless of their merits. Other companies or individuals may allege that we infringe on their intellectual property rights. Litigation, particularly in the area of intellectual property rights, is costly and the outcome is inherently uncertain. In the event of an adverse result, we could be liable for substantial damages and we may be forced to discontinue our use of the subject matter in question or obtain a license to use those rights or develop non-infringing alternatives. Any of these results would increase our cash expenditures, adversely affecting our financial condition.

   WE MAY NOT BE ABLE TO MANAGE OUR GROWTH EFFECTIVELY, WHICH COULD ADVERSELY AFFECT OUR OPERATIONS AND FINANCIAL PERFORMANCE.

   The ability to manage and operate our business as we execute our development and growth strategy will require effective planning. Significant rapid growth could strain our internal resources, and other problems that could adversely affect our financial performance. We expect that Gotaplay's efforts to grow will place a significant strain on our personnel, management systems, infrastructure and other resources. Our ability to manage future growth effectively will also require us to successfully attract, train, motivate, retain and manage new employees and continue to update and improve our operational, financial and management controls and procedures. If we do not manage our growth effectively, our operations could be adversely affected, resulting in slower growth and a failure to achieve or sustain profitability.

   BEING A PUBLIC COMPANY WILL INCREASE ADMINISTRATIVE COSTS, WHICH COULD RESULT IN LOWER NET INCOME, AND MAKE IT MORE DIFFICULT FOR US TO ATTRACT AND RETAIN KEY PERSONNEL.

   As a public company, we incur significant legal, accounting and other expenses that Gotaplay did not incur as a private company. The Sarbanes-Oxley Act of 2002, as well as new rules subsequently implemented by the SEC, have required changes in corporate governance practices of public companies. We expect that these new rules and regulations will increase our legal and financial compliance costs and make some activities more time consuming. These new rules and regulations could also make it more difficult for us to attract and retain qualified executive officers and qualified members of our Board of Directors, particularly to serve on our audit committee.

RISKS RELATED TO OUR COMMON STOCK

   OUR COMMON STOCK MAY BE AFFECTED BY LIMITED TRADING VOLUME AND MAY FLUCTUATE SIGNIFICANTLY, WHICH MAY AFFECT OUR SHAREHOLDERS' ABILITY TO SELL SHARES OF OUR COMMON STOCK

   There has been a limited public market for our common stock and there can be no assurance that a more active trading market for our common stock will develop. An absence of an active trading market could adversely affect our shareholders' ability to sell our common stock in short time periods, or possibly at all. Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our common stock without regard to our operating performance. In addition, we believe that factors such as quarterly fluctuations in our financial results and changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially. These fluctuations may also cause short sellers to enter the market from time to time in the belief that we will have poor results in the future. We cannot predict the actions of market participants and, therefore, can offer no assurances that the market for our stock will be stable or appreciate over time. The factors may negatively impact shareholders' ability to sell shares of our common stock.

   THERE IS NO ASSURANCE OF AN ESTABLISHED PUBLIC TRADING MARKET, WHICH WOULD ADVERSELY AFFECT THE ABILITY OF INVESTORS IN DONOBI TO SELL THEIR SECURITIES IN THE PUBLIC MARKET.

   Even though our shares of common stock are expected to continue to be quoted on the OTC Bulletin Board, we cannot predict the extent to which a trading market will develop or how liquid that market might become. In addition, most common shares outstanding after the Merger, including the shares issued to Gotaplay stockholders, will be "restricted securities" within the meaning of Rule 144 promulgated by the SEC, and will therefore be subject to certain limitations on the ability of holders to resell such shares. Accordingly, holders of our common stock may be required to retain their shares for an indefinite period of time. Gotaplay and Donobi are a party to certain agreements and holders of its warrants requiring it, under certain circumstances, to use its best efforts to prepare and file with the Securities and Exchange Commission a registration statement on an appropriate form covering the offer and resale to the public of the shares of our common stock upon exercise of the warrants, and we will succeed to Gotaplay's obligations under those agreements as a result of the Merger. Consequently, we may expect to prepare and file with the Securities and Exchange Commission as soon as practical after the effective time of the Merger, and to use our best efforts to cause to be declared effective, such a registration statement.

   THE AUTHORIZATION AND ISSUANCE OF PREFERRED STOCK MAY PREVENT OR DISCOURAGE A CHANGE IN OUR MANAGEMENT.

   Our amended Articles of Incorporation will authorize the Board of Directors to issue up to 5,000,000 shares of preferred stock without stockholder approval. Such shares will have terms, conditions, rights, preferences and designations as the Board may determine. The rights of the holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of discouraging a person from acquiring a majority of our outstanding common stock.

   IT MAY BE DIFFICULT FOR A THIRD PARTY TO ACQUIRE US, AND THIS COULD DEPRESS OUR STOCK PRICE.

   Nevada corporate law includes provisions that could delay, defer or prevent a change in control of our company or our management. These provisions could discourage information contests and make it more difficult for you and other stockholders to elect directors and take other corporate actions. As a result, these provisions could limit the price that investors are willing to pay in the future for shares of our common stock. For example:

   (i) without prior stockholder approval, the Board of Directors has the authority to issue one or more classes of preferred stock with rights senior to those of common stock and to determine the rights, privileges and inference of that preferred stock;

   (ii) there is no cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates; and

   (iii) stockholders cannot call a special meeting of stockholders.

                          AGREEMENT AND PLAN OF MERGER

   The following is only a summary of the material provisions of the Agreement and Plan of Merger, dated as of March 20, 2006, by and among Donobi and Gotaplay (the "Merger Agreement"). The Merger Agreement is attached to this Information Statement as Appendix A. Please read the Merger Agreement in its entirety.

   On March 20, 2006 we entered into an Agreement and Plan of Merger with Gotaplay, Inc., a Nevada corporation, in order to facilitate the acquisition of Gotaplay. The acquisition is to be accomplished through a merger of Donobi and Gotaplay into one company, with Donobi remaining as the surviving corporation. Pursuant to the Merger Agreement, Donobi will complete the Reverse Stock Split, resulting in 10,936,580 issued and outstanding shares of Common Stock. Donobi will then acquire all of Gotaplay's issued and outstanding shares of common stock in consideration for 17,020,000 (post-Reverse Stock Split) ("restricted" shares of Donobi's Common Stock. There will then be 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. As part of the Merger, we will also amend our Articles of Incorporation, as amended, to change our corporate name to "Gottaplay Interactive, Inc."

   Upon the closing of the Merger, current stockholders of Gotaplay, together with the holders of Gotaplay's currently outstanding warrant and option holders, will beneficially own approximately 60.88% of our issued and outstanding common stock and our current stockholders will own approximately 39.12%. The purpose of the Merger is to allow us to acquire and carry on the business of both Gotaplay and Donobi. It is anticipated that becoming a publicly held reporting company will enhance Gotaplay's business visibility and ability to attract and use additional sources of capital.

   The controlling stockholders have, in connection with the transactions contemplated by the Merger Agreement, executed a written consent to take the following actions:

   (i) authorized an amendment to our Articles of Incorporation, which will change our corporate name to "Gottaplay Interactive Inc."; and

   (ii) approved the Reverse Stock Split.

   THE MERGER WILL RESULT IN A CHANGE IN CONTROL OF DONOBI TO CONTROL BY GOTAPLAY'S CURRENT STOCKHOLDERS AND MANAGEMENT AND THE ASSUMPTION BY DONOBI OF GOTAPLAY'S ASSETS, LIABILITIES AND OPERATIONS.

DONOBI'S REASONS FOR THE MERGER

   In considering and approving the Merger and the Merger Agreement, our Board of Directors considered various factors including:

   (i) our prospects for the future;
   (ii) Gotaplay's promising technology, business plan and prospects for growth and expansion; and
   (iii) anticipated increase in our stockholder values as a result of the Merger.

   In agreeing to the Merger, our board believes that the relinquishment of control to Gotaplay's management and adoption of Gotaplay's assets and operations will eventually add value to Donobi. Our Board of Directors reached this conclusion after analyzing Gotaplay's current and planned operations, prospects and managerial resources, which are described in more detail below, and believes that acquiring Gotaplay's growth potential by means of a Merger is the best opportunity to increase value to our stockholders.

GOTAPLAY'S REASONS FOR THE MERGER

In considering and voting upon the Merger and Merger Agreement, the Gotaplay's Board of Directors considered the following:

         (i) the increased market liquidity expected to result from exchanging stock in a private company for publicly traded securities of Donobi;
         (ii) the ability to use registered securities to make future acquisitions of assets or businesses;
         (iii)    increased visibility in the financial community;
         (iv)     enhanced access to the capital markets; and
         (v) perceived credibility and enhanced corporate image of being a publicly traded company.

   Neither Donobi nor Gotaplay retained the services of an investment banker or requested a fairness opinion in connection with the Merger transaction.

   The above discussion of the material factors considered by Donobi's and Gotaplay's boards of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the Merger Agreement and the Merger, the respective boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

MATERIAL TERMS OF THE MERGER AGREEMENT

   Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Donobi will merge with Gotaplay into one company with Donobi remaining as the surviving corporation. We will issue an aggregate of 17,020,000 shares of common stock to the Gotaplay stockholders in exchange for 100% of the issued and outstanding shares of the Gotaplay capital stock.

   Immediately prior to the effective time of the Merger, we will file an amended Articles of Incorporation that will change our corporate name to "Gottaplay Interactive, Inc." as a result of the Merger.

   At the effective time of the Merger, the members of the Gotaplay Board of Directors holding office immediately prior to the effective time will remain as the members of the Board of Directors of our surviving corporation of the Merger, and all persons holding offices of Gotaplay at the effective time, will continue to hold the same offices of the surviving corporation.

   Also at the effective time, the then existing directors of Donobi will nominate and elect to the Board of Directors those persons designated by Gotaplay. Simultaneously, Donobi will cause all of the persons then serving as directors and officers immediately prior to the closing of the Merger to resign from all of their respective positions with Donobi, (i) except for Mr. William
M. Wright III and Norm Johnson shall be the directors of the surviving corporation and (ii) William M. Wright III who shall become the Chief Operating Officer of the surviving corporation.

EFFECTIVE TIME OF THE MERGER

   The Merger Agreement provides that, subject to the approval of the Gotaplay stockholders and satisfaction or waiver of other conditions, the Merger will be consummated by filing a certificate of Merger and any other appropriate documents, in accordance with the relevant provisions of the NRS, with the Secretary of State of Nevada. We expect the Merger to be consummated promptly after fulfilling the terms and conditions of the agreement.

   As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, Donobi and Gotaplay will file an Articles of Merger with the Secretary of State of the State of Nevada and make all other filings or recordings required by Nevada law in connection with the Merger. It is the parties' intention that the Closing occur immediately following the execution of the Agreement on April 28, 2006, or as soon as practicable thereafter.

MERGER CONSIDERATION

   Upon consummation of the Merger, each share of outstanding Gotaplay common stock shall be converted into One (1) shares of Donobi common stock. There are 17,020,000 shares of Gotaplay issued and outstanding. Accordingly, following the exchange, holders of Gotaplay capital stock will hold 17,020,000 shares of our common stock.

   As a result of the Merger, the shares of Gotaplay capital stock will no longer be outstanding, will automatically be cancelled and retired and will cease to exist, and each holder of a certificate representing such share immediately prior to the Merger will cease to have any rights with respect to such certificate, except the right to receive the shares of the Donobi common stock described above.

TREATMENT OF GOTAPLAY STOCK OPTIONS AND WARRANTS

   Upon consummation of the Merger, each holder of an option or warrant to purchase Gotaplay common stock, granted or issued prior to the effective time of the Merger, will receive from Donobi an option agreement or warrant, as the case may be, granting to such holder the right to purchase one share of Donobi common stock for every one share of Gotaplay common stock for which the option or warrant is exercisable. Terms of the new options and warrants will be substantially and materially similar to the terms and conditions of the Gotaplay options and warrants prior to such conversion.

REPRESENTATIONS AND WARRANTIES

   The Merger Agreement contains customary representations and warranties of the parties. Donobi representations and warranties to Gotaplay relate to, among other things:

   (i) Corporate Existence and Power;
   (ii) Corporate Authorization;

   (iii)Governmental Authorization;
   (iv) Non-Contravention;
   (v) Capitalization;
   (vi)Subsidiaries;
   (vii) Absence of Litigation; (viii) Financial Statements;
   (ix) Absence of Certain Changes;
   (x) Material contracts;
   (xi) Litigation;
   (xii) Finders' Fees;
   (xiii) Taxes;
   (xiv) Employee Benefits Plans;
   (xv) Properties;
   (xvi) Intellectual Property;
   (xvii) Insurance Coverage;
   (xviii) Licenses and Permits;
   (xix) Receivables;
   (xx) Representations Complete;
   (xxi) Employees;
   (xxii) Labor Matters;
   (xxiii) Environmental Matters;
   (xxiv) Certain Interests;
   (xxv) Customer; Suppliers;
   (xxvi) Books and records; and
   (xxvii) State Takeover

Statutes.

Gotaplay's representations and warranties to Donobi relate to, among other things:

   (i) Corporate Existence and Power;
   (ii) Corporate Authorization;
   (iii) Governmental Authorization;
   (iv) Non-contravention;
   (v) Capitalization;
   (vi) Subsidiaries;
   (vii) Absence of litigation;
   (viii) Financial Statements;
   (ix)Absence of Certain Changes;
   (x) Material contracts;
   (xi) Litigation;
   (xii) Finders' Fees;
   (xiii) Taxes;
   (xiv) Employee Benefit Plans;
   (xv) Properties;
   (xvi) Intellectual Property;
   (xvii) Insurance Coverage;
   (xviii) Licenses and Permits;
   (xix) Receivables;
   (xx) Representations Complete;
   (xxi) Employees;
   (xxii) Labor Matters;
   (xxiii) Environmental Matters;
   (xxiv) Certain Interest;
   (xxv) Customers and suppliers;
   (xxvi) Books and Records; and
   (xxvii) State Takeover Statutes.

COVENANTS OF DONOBI

   1. Conduct of Donobi. Except as contemplated by the Agreement, or with the prior written consent of Gotaplay, Donobi and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable efforts to preserve intact their business organizations and relationships with third parties, maintain the properties in good operating condition, and keep available the services of their present officers and employees. Without limiting the generality of the foregoing, Donobi will not and will not permit any of its Subsidiaries to:

         (a) adopt or propose any change to its articles of incorporation or Bylaws;

         (b) except for the issuance of Shares upon the exercise of Donobi Stock Options in accordance with their terms or the conversion of its Preferred Stock, issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of Donobi or its Subsidiaries, or (ii) any material assets of Donobi or any Subsidiary;

         (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

         (d) reclassify, combine, split, subdivide or redeem, purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock;

         (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets;

           (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

         (iii) enter into any contract or agreement material to the business, results of operations or financial condition of the Buyer or its Subsidiaries taken as a whole other than in the ordinary course of business, consistent with past practice;

         (iv) authorize or enter into any agreements or commitments with respect to any capital expenditure;

         (v) hire, employ, contract or enter into any agreement with any new employees or independent contractors;

         (vi) shorten or lengthen the customary payment terms or other terms of any contracts with customers; or

         (vii) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this 1(e).

         (f) increase the compensation payable or to become payable to its officers or employees, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Donobi or any Donobi Subsidiary (except that Gotaplay shall not unreasonably withhold its consent with respect to the hiring of new employees and Donobi entering into employment agreements or arrangements with such new employees in the ordinary course of business consistent with past practice), or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee other than in the ordinary course of business consistent with past practice;

         (g) enter into any licensing, distribution, sponsorship, advertising, merchant program or other similar contracts, agreements, or obligations, other than end-user license and maintenance contracts and agreements with customers in the ordinary course of business consistent with past practice;

         (h) take any action to cause, or fail to take any material action to prevent, the accelerated vesting and exercisability of the Donobi Stock Options except as provided herein, by the terms of such Donobi Stock Options or the employment agreement or arrangements of the employee;

         (i) take any action, other than actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures except for any such action required by a concurrent change in GAAP;

         (j) merge or consolidate with any other Person;

         (k) sell, lease, license or otherwise dispose of any material subsidiary or material amount of assets, securities or property except pursuant to existing contracts or commitments which have been disclosed to Gotaplay;

         (l) enter into any lease, contract or agreement with regard to real property; and

         (m) agree or commit to do any of the foregoing.

   2. Shareholder Approval. Donobi shall submit the Agreement to the Donobi Shareholders or obtain the written consent of a majority of the Donobi Shareholders, as soon as reasonably practicable for approval and adoption. The Board of Directors of Donobi shall recommend approval and adoption of the Agreement and the Merger by the Donobi Shareholders. In connection with such meeting or action by written consent, Donobi will (a) use its reasonable efforts to obtain the necessary approvals by its shareholders of the Agreement and the transactions contemplated hereby and (b) otherwise comply with all applicable legal requirements.

   3. Access to Information. From the date hereof until the Effective Time Donobi shall (i) give Gotaplay, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books, work papers, assets, contracts and records of the Buyer and the Subsidiaries (including access to perform physical examinations, (ii) furnish to Gotaplay, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of Donobi and its Subsidiaries to cooperate with Gotaplay in its investigation of Donobi and its Subsidiaries. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Donobi and its Subsidiaries. No information or Knowledge obtained by Gotaplay in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Buyer hereunder.

   4. No Solicitation. Neither Donobi nor any of its subsidiaries shall, nor shall Donobi or any of its Subsidiaries authorize, and Donobi and its subsidiaries shall use reasonable efforts to prevent, any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, (i) solicit, initiate or take any action which has as one of its purposes or known consequences to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to Donobi or any of its subsidiaries or afford access to the business, properties, assets, books or records of Donobi or any of its subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is known or believed by Donobi to be seeking to make, or has made, an acquisition proposal, or (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Donobi or any of its Subsidiaries. Donobi shall notify Gotaplay promptly if any such proposal or offer, or any inquiry or other contract with any Person with respect thereto is made and shall in any such notice to Gotaplay indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contract.

   5. Tax Matters. (a) Without the prior written consent of Gotaplay, none of Donobi, any Subsidiary nor any Affiliate shall, to the extent it may affect or relate to Donobi or any Subsidiary, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing the Tax liability or reducing any Tax Asset of Donobi, any Subsidiary, Gotaplay or any Affiliate of Gotaplay.

         (a) Donobi and its advisors will consult with Gotaplay and its advisors regarding the methods of accounting that Donobi and its subsidiaries currently are permitted to use for income and franchise Tax purposes, and regarding changes in such accounting methods that could be made by (or permission to make which changes could be sought from applicable Tax Authorities) Donobi and its subsidiaries.

         (b) Subject to 5(b), Donobi and its Subsidiaries will not make any payment of, or in respect of, any Tax to any person or any Tax Authority, except to the extent such payment is in respect of a Tax that is due or payable under applicable law as applied in a manner consistent with past practice of Donobi.

         (c) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by the Agreement (including any real property transfer tax and any similar Tax) shall be paid when due by the party liable for such amounts under applicable law, and such party will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, provided that any such taxes or fees for which both one or more Donobi Shareholders, and either Donobi or Gotaplay, are liable shall be borne 50% by Company and 50% by such shareholders and such shareholders shall file all necessary related Tax Returns and documentation (it being understood that Shareholders will pay such Transfer Tax to the applicable Tax Authority in the first instance and Gotaplay shall promptly reimburse such shareholder upon receipt of evidence satisfactory to it that such Transfer Tax has been paid).

   6. Notices of Certain Events. Donobi shall promptly notify Gotaplay of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by the Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by the Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Donobi or any of its Subsidiaries that, if pending on the date of the Agreement.

   COVENANTS OF GOTAPLAY

   1. Conduct of Gotaplay. Except as contemplated by the Agreement, or with the prior written consent of Donobi, from the date hereof until the Effective Time, Gotaplay conduct its business in the ordinary course consistent with past practice and shall use its reasonable efforts to preserve intact its business organizations and relationships with third parties, maintain the properties in good operating condition, and keep available the services of its present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as contemplated by the Agreement, or with the prior written consent to Donobi, Gotaplay will not:

         (a) adopt or propose any change to its Articles of Incorporation or Bylaws;

         (b) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of Gotaplay, or (ii) any material assets of Gotaplay;

         (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

         (d) reclassify, combine, split, subdivide or redeem, purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock;

         (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets;

         (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

         (iii) enter into any contract or agreement material to the business, results of operations or financial condition of Gotaplay taken as a whole other than in the ordinary course of business, consistent with past practice;

         (iv) authorize or enter into any agreements or commitments with respect to any capital expenditure;

         (v) hire, employ, contract or enter into any agreement with any new employees or independent contractors;

         (vi) shorten or lengthen the customary payment terms or other terms of any contracts with customers; or

         (vii) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this 1(e).

         (f) increase the compensation payable or to become payable to its officers or employees, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of Gotaplay (except that Gotaplay shall not unreasonably withhold its consent with respect to the hiring of new employees and Gotaplay entering into employment agreements or arrangements with such new employees in the ordinary course of business consistent with past practice), or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee other than in the ordinary course of business consistent with past practice;

         (g) enter into any licensing, distribution, sponsorship, advertising, merchant program or other similar contracts, agreements, or obligations, other than end-user license and maintenance contracts and agreements with customers in the ordinary course of business consistent with past practice;

         (h) take any action to cause, or fail to take any material action to prevent, the accelerated vesting and exercisability of the Gotaplay Stock Options except as provided herein, by the terms of such Gotaplay Stock Options or the employment agreement or arrangements of the employee;

         (i) take any action, other than actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures except for any such action required by a concurrent change in GAAP;

         (j) merge or consolidate with any other Person;

         (k) sell, lease, license or otherwise dispose of any material subsidiary or material amount of assets, securities or property except pursuant to existing contracts or commitments which have been disclosed to Donobi;

         (l) enter into any lease, contract or agreement with regard to real property; and

         (m) agree or commit to do any of the foregoing.

2. Shareholder Approval. Gotaplay shall submit the Agreement to the Gotaplay's Shareholders or obtain the written consent of a majority of the Gotaplay's Shareholders, as soon as reasonably practicable for approval and adoption. The Board of Directors of Gotaplay shall recommend approval and adoption of the Agreement and the Merger by the Gotaplay Shareholders. In connection with such meeting or action by written consent, Gotaplay will (a) use its reasonable efforts to obtain the necessary approvals by its shareholders of the Agreement and the transactions contemplated hereby and (b) otherwise comply with all applicable legal requirements.

3. Access to Information. From the date hereof until the Effective Time Gotaplay shall (i) give Donobi, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books, work papers, assets, contracts and records of Gotaplay (including access to perform physical examinations, (ii) furnish to Donobi, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of Gotaplay to cooperate with Donobi in its investigation of Gotaplay. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of Gotaplay. No information or knowledge obtained by Donobi in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by Gotaplay hereunder.

4. No Solicitation. Gotaplay shall not authorize, and Gotaplay shall use reasonable efforts to prevent, any of its or its officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, (i) solicit, initiate or take any action which has as one of its purposes or known consequences to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to Gotaplay or afford access to the business, properties, assets, books or records of Gotaplay to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is known or believed by Gotaplay to be seeking to make, or has made, an acquisition proposal, or (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of Gotaplay. Gotaplay shall notify Donobi promptly if any such proposal or offer, or any inquiry or other contract with any Person with respect thereto is made and shall in any such notice to Donobi indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contract.

5. Tax Matters. (a) Without the prior written consent of Donobi, none of Gotaplay nor any Affiliate shall, to the extent it may affect or relate to Gotaplay, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing the Tax liability or reducing any Tax Asset of Gotaplay or any Affiliate of Gotaplay.

         (b) Promptly following the date hereof, Gotaplay and its advisors will consult with Donobi and its advisors regarding the methods of accounting that Gotaplay currently is permitted to use for income and franchise Tax purposes, and regarding changes in such accounting methods that could be made by (or permission to make which changes could be sought from applicable Tax Authorities) Gotaplay. Upon being instructed by Donobi, Gotaplay will (unless Gotaplay reasonably determines that following Donobi's instructions prior to Closing would have material adverse consequences for Gotaplay in the event the Merger does not occur, which consequences could reasonably be avoided if such instructions were not followed) promptly (i) make (or seek permission to make) such changes in its methods of accounting for income or franchise Tax purposes as Gotaplay determines to be appropriate and (ii) to make such payments of income and franchise Taxes (including interest and penalties, and also including estimated Taxes) to applicable Tax Authorities as Gotaplay determines to be necessary for Gotaplay to satisfy fully its liability for such Taxes with respect to its income as computed in accordance with methods of accounting that are currently available to Gotaplay under applicable law. Gotaplay will not make (or request permission to make) any changes in its methods of accounting for income or franchise Tax purposes, and not to make any payments of income or franchise Taxes, except in accordance with the preceding sentence.

Subject to 5(b), from the date hereof through the Closing, Gotaplay will not make any payment of, or in respect of, any Tax to any person or any Tax Authority, except to the extent such payment is in respect of a Tax that is due or payable under applicable law as applied in a manner consistent with past practice of Gotaplay.

         (d) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by the Agreement (including any real property transfer tax and any similar Tax) shall be paid when due by the party liable for such amounts under applicable law, and such party will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, provided that any such taxes or fees for which both one or more Gotaplay Shareholders, and either Gotaplay or Donobi, are liable shall be borne 50% by Gotaplay and 50% by such shareholders and such shareholders shall file all necessary related Tax Returns and documentation (it being understood that Shareholders will pay such Transfer Tax to the applicable Tax Authority in the first instance and Gotaplay shall promptly reimburse such shareholder upon receipt of evidence satisfactory to it that such Transfer Tax has been paid).

6. Notices of Certain Events. Gotaplay shall promptly notify Donobi of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by the Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by the Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Gotaplay that, if pending on the date of the Agreement, could have been required to have been disclosed pursuant to previous sections that relate to the consummation of the transactions contemplated by the Agreement.

7. Obligations of Gotaplay. Gotaplay agrees that it will take all action necessary to perform its obligations under the Agreement and to consummate the Merger on the terms and conditions set forth in the Agreement.

CERTAIN COVENANTS OF THE PARTIES

   The parties to the Merger Agreement have agreed to take certain actions prior the closing, including the following:

   Reasonable Efforts. Subject to the terms and conditions of the Agreement, Donobi and Gotaplay will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by the Agreement.

   Certain Filings. Donobi and Gotaplay shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by the Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

   Public Announcements. Gotaplay and Donobi will consult with each other before issuing any press release or making any public statement with respect to the Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

   Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of Donobi, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Donobi, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of Donobi acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

   Notifications. From the date hereof through the Effective Date, Donobi will promptly notify Gotaplay in writing if Donobi becomes aware of any fact or condition that could reasonably be expected to cause any of Gotaplay's conditions to the Merger not to be satisfied or which constitutes a breach of any of the representations and warranties or covenants of Donobi.

CONDITIONS TO THE MERGER

   The respective obligations of Gotaplay and Donobi to complete the Merger are subject to the satisfaction or waiver of various conditions, including normal and customary closing conditions such as:

            (a) the accuracy of all representations and warranties;

            (b) the performance and compliance with all covenants, agreements and conditions;

            (c) the delivery of certificates, documents and legal opinions;

            (d) the ability to complete the Merger under applicable state laws and;

            (e) the consent of Donobi's majority voting securities to:

            (f) approve the proposed Transaction;

            (g) changing the name of Donobi to "Gottaplay Interactive, Inc.";
                and

            (h) cause a one (1) for six (6) "reverse split" of Donobi's Common
                Stock.

TERMINATION

   Termination. The Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of the Agreement by the Donobi Shareholders):


         (a) by mutual written agreement of Donobi and Gotaplay;

         (b) by either Donobi or Gotaplay, if there shall be any law or regulation that makes acceptance for payment of, and payment for, the Shares pursuant to the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any court or governmental body having competent jurisdiction enjoining Merger Subsidiary, Donobi or Gotaplay from consummating the Merger and such judgment, injunction, order or decree shall have become final and non-appealable;

         (c) by either party if the Closing has not occurred by 5:00 P.M., Nevada time, on April 28, 2006, or such later date as Donobi and Gotaplay may agree; and

         (d) provided, however, that the right to terminate the Agreement under "Conditions to the Merger" shall not be available to any party whose action or failure to act was a principal cause of, or resulted in the failure of, this Merger to occur on or before such date and such action or failure to act constitutes a breach of the Agreement.

         The party desiring to terminate the Agreement pursuant to "Conditions to the Merger" shall give notice of such termination to the other party.

   Effect of Termination. If the Agreement is terminated pursuant to "Conditions to the Merger", the Agreement shall become void and of no effect with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, if such termination shall result from the willful failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure.

AMENDMENT AND WAIVER

   Any provision of the Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of the Agreement by the stockholders of Donobi and without their further approval, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Shares.

           CERTAIN TRANSACTIONS AND INFORMATION RELATED TO THE MERGER

CHANGE IN CONTROL

   A change of control of Donobi will occur as a result of the Merger, pursuant to which the stockholders of Gotaplay, together with the holders of Gotaplay's outstanding options and warrants, will become stockholders of Donobi and will own, collectively, approximately 60.88% of the issued and outstanding shares of our common stock.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   Because no action is being taken in connection with the current outstanding shares of Donobi common stock, no gain or loss is anticipated to be recognized by our stockholders in connection with the Merger. It is expected that the issuance of our shares of common stock to Gotaplay stockholders pursuant to the Merger will be tax-free to those persons.

ACCOUNTING TREATMENT OF THE MERGER

   The Merger transaction is expected to be accounted for as a reverse acquisition in which Gotaplay is the accounting acquirer and Donobi is the legal acquirer. Current management of Gotaplay is expected to continue as the management of Donobi following the Merger. Because the Merger is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Merger are expected to be charged to expenses. See the accompanying unaudited consolidated pro forma financial information included elsewhere in this Information Statement.

APPRAISAL RIGHTS

   Under applicable Nevada law, our stockholders do not have the right to demand appraisal of their shares in connection the approval by written consent of the amended Articles of Incorporation and other actions that may be contemplated in connection with the acquisition of Gotaplay pursuant to the Merger.

FEDERAL SECURITIES LAW CONSEQUENCES

   The shares of Donobi common stock to be issued to the Gotaplay stockholders in connection with the Merger will not be registered under the Securities Act at the effective time of the Merger. It is intended that such shares will be issued pursuant to the private placement exemption under Section 4(2) and/or Regulation D of the Securities Act. These shares are deemed "restricted stock" and will bear an appropriate restrictive legend indicating that the resale of such shares may be made only pursuant to registration under the Securities Act or pursuant to an available exemption from such registration. Gotaplay is a party to the holders of warrants requiring it, under certain circumstances, to use its best efforts to prepare and file with the Securities and Exchange Commission a registration statement on an appropriate form covering the offer and resale to the public of the shares of our common stock upon exercise of warrants, and we will succeed to Gotaplay's obligations under those warrants as a result of the Merger. Consequently, we expect to prepare and file with the Securities and Exchange Commission as soon as practical after the effective time of the Merger, and to use our best efforts to cause to be declared effective, such a registration statement.

   Certain outstanding shares of common stock, including those issued pursuant to the Merger, will be "restricted securities" within the meaning of Rule 144 promulgated under the Securities Act. Under the provisions of Rule 144, restricted securities may be sold into the public market, subject to holding period, volume and other limitations set forth under the Rule. In general, under Rule 144 as currently in effect, a person (or persons whose shares are aggregated) who has beneficially owned restricted shares for at least one year, including any person who may be deemed to be an "affiliate," as defined under the Securities Act, is entitled to sell, within any three-month period, an amount of shares that does not exceed the greater of 1% of the shares then outstanding.

   In order for a stockholder to rely on Rule 144, we must have available adequate current public information with respect to our business and financial status. A person who is not deemed to be an affiliate and has not been an affiliate for the most recent three months, and who has held restricted shares for at least two years would be entitled to sell such shares under Rule 144(k) without regard to the various resale limitations of Rule 144.

   Under Rule 144, the one-year holding period will commence as of the effective time of the Merger for the stockholders of Gotaplay who receive shares of our common stock in the Merger. Sales under Rule 144 are also subject to manner of sale provisions and notice requirements and to the availability of current public information about us.

   As of the date of this Information Statement, options and warrants for the purchase of a total of 2,557,000 shares of Gotaplay common stock were outstanding, 2,557,000 of which are currently exercisable. The Merger Agreement provides that such options and warrants will be converted into options and warrants to purchase the same number of shares of Donobi common stock, on economic and contractual terms substantially equivalent to the Gotaplay options and warrants.

OUR OPERATIONS AFTER THE MERGER

   Following the Merger, we will have two business activities, which will be the business in which Gotaplay is currently engaged and the business activities in which Donobi is currently engaged. At the effective time of the Merger, our directors and executive officers will be replaced by the directors and executive officers of Gotaplay, except William M. Wright will remain as Chief Operating Officer and Director and Norm Johnson will remain as Director.

   We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act. It is anticipated that our common stock will not be listed on any national securities exchange or on the NASDAQ Stock Market, but will continue to be listed on the OTC Bulletin Board, under a new trading symbol. The principal office of Gotaplay will become our principal office.

                   AMENDMENT TO OUR ARTICLES OF INCORPORATION

   On March 8, 2006, our Board of Directors voted unanimously to authorize and recommend that in connection with the Merger, our stockholders approve an amendment to our Articles of Incorporation, as amended, to change our corporate name. On March 20, 2006, this amendment was also approved by a majority of controlling stockholders, acting by written consent.

         Upon the filing of the Certificate of Amendment to our Articles of Incorporation, as amended, with the Nevada Secretary of State, which will occur upon the closing of the Merger, our corporate name will be changed to "Gottaplay Interactive, Inc.". Our Board believes that the new name will better reflect the nature of our business following the Merger. The word "Gottaplay" contained in our new name contains two (2) "t"s because the website used by Gotaplay is www.gottaplay.com and the spelling of our new name will then be consistent with our website.

   After the Merger, we anticipate that the our common stock will continue to be listed on the OTC Bulletin Board, and that the trading symbol will be changed from "DNOB" to a symbol that will reflect the change of our corporate name to "Gottaplay Interactive, Inc." Our name change and the anticipated change of our trading symbol will not have any effect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "Donobi, Inc." will continue to be valid and to represent shares of our company. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates. The name change will be reflected by book entry. Stockholders holding physical certificates should not destroy those certificates or surrender them to us for reissue; certificates bearing the name "Gottaplay Interactive, Inc." should be retained in a secure location, as they will continue to represent shares of our company.

PURPOSE AND EFFECT OF THE REVERSE STOCK SPLIT

   The proposed Reverse Stock Split and name change are subject to and conditional upon the closing of the Merger. Gotaplay and Donobi's Board of Directors believe that without the Reverse Stock Split the number of Donobi's issued and outstanding common shares following the closing of the Merger will be excessive, given the terms of the proposed Merger and the current state of Donobi. Management intends to continue to implement Donobi's existing business plan as well as that of Gotaplay if and when the Merger closes and believes that a lesser number of issued and outstanding Common Shares will provide Donobi with greater flexibility in implementation of Gotaplay's business plan, as well as a better opportunity for Donobi to cause its Common Stock to become listed on a national stock exchange in the future, provided that Donobi grows and expands its business. Approval of the Reverse Split will not, in and of itself, qualify Donobi's Common Stock to be listed on any national stock exchange and Donobi has not submitted any application to cause its Common Stock to become listed on any national stock exchange as of the date of this Information Statement. There can be no assurance that Donobi's Common Stock will become listed on a national stock exchange in the future, even after the Reverse Stock Split is effective.

   The market price of Donobi's Common Stock is also based on factors that may be unrelated to the number of shares outstanding. These factors include Donobi's performance, general economic and market conditions and other factors, many of which are beyond the control of Donobi.

   The Reverse Stock Split will affect all of our shareholders uniformly. Donobi will not issue fractional shares, but rather will round up any fractional shares to the next highest full share as a consequence of the Reverse Stock Split. After the Effective Date of the Reverse Stock Split but before the Merger, each stockholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding shares as such stockholder held prior to the Effective Date, except for those shares issued in the Merger. The number of shares of our Common Stock that may be issued upon the exercise of outstanding rights to receive shares of Donobi's Common Stock or conversion of an outstanding Convertible Note and the per share conversion prices thereof, will be adjusted appropriately to give effect to the Reverse Stock Split as of the Effective Date.

   The liquidity of our Common Stock may be adversely affected by the reduced number of freely trading shares outstanding after the Reverse Stock Split. In addition, the split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

   The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Date, the stated capital on our balance sheet attributable to our Common Stock will be reduced in proportion with the exchange ratio for the Reverse Stock Split and our additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total shareholders' equity. All share and per share information will be retroactively adjusted following the Effective Date to reflect the Reverse Stock Split for all periods presented in future filings.

   The Board of Directors considered reducing the number of shares of authorized Common Stock in connection with the Reverse Stock Split, but determined that the availability of additional shares may be beneficial to Donobi in the future. The availability of additional authorized shares will allow the Board of Directors to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the shareholders or the time delay involved in obtaining stockholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares of Common Stock.

   Because the Reverse Stock Split will result in an increased number of authorized but unissued shares of our Common Stock, it may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not being proposed by the Board for this purpose, in the future the Board of Directors could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of Donobi by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our Bylaws or certain provisions of Donobi's Articles of Incorporation would not receive the requisite vote. Such uses of Donobi's Common Stock could render more difficult, or discourage, an attempt to acquire control of our Company if such transactions were opposed by the Board.

   The Reverse Stock Split will have the following effects upon our Common
Stock:

         o The number of shares owned by each holder of Common Stock on the Record Date will be reduced by the ratio of six (6) to one (1), reducing the number of shares of our Common Stock outstanding from 65,619,481 shares to 10,936,580 shares;

         o The number of shares of Common Stock the Company is authorized to issue will remain at 100,000,000 shares;

         o  The par value of the Company's Common Stock will remain the same.

   Shares of the Company's Common Stock underlying our outstanding Convertible Note will be reduced from 11,500,000 shares to 1,916,667 shares and are included in our issued and outstanding shares of common stock. However, the Company has reached an agreement with the holder of the Convertible Note wherein the holder has agreed to waive any conversion rights it currently holds so long as Donobi makes timely payment of agreed upon amounts. Donobi has made its first payment of $25,000 to the holder of the Convertible Note. Upon payment of the Convertible Note, the shares underlying the Convertible Note will be cancelled. However there can be no assurance that we will have sufficient cash resources to retire the Convertible Note.

   The shares of Donobi's Common Stock to be issued following the Reverse Stock Split will be fully paid and non-assessable. The Reverse Stock Split will not change any of the rights of the shareholders of Donobi's Common Stock. The new shares will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the shares of the Company's Common Stock that were issued prior to the Reverse Stock Split. Each shareholder's percentage ownership will not be altered as a result of the Reverse Stock Split, but each shareholder will incur substantial dilution as a result of the Merger.

                 INFORMATION RELATING TO THE DONOBI'S SECURITIES

   As of the date of this Information Statement there are 65,619,481 shares of Donobi's Common Stock issued and outstanding. Each share entitles the record holder to one vote on all matters that are presented to shareholders for their consideration. The Common Stock is the only issued and outstanding stock of Donobi.

   Following the consummation of the Merger, the Company will have 27,956,580 shares of Common Stock issued and outstanding on a post-Reverse Stock Split basis. Donobi has 100,000,000 shares of its Common Stock authorized. Upon consummation of the Merger, the number of authorized shares of Common Stock will not change. The following table sets forth the number of common shares issued and outstanding as of the date of this Information Statement and upon consummation of the Merger and shares of unissued shares of Common Stock available for issuance as of the date of this Information Statement and upon consummation of the Merger.

         Pre Merger/Reverse Stock Split
                  Common Stock Issued and Outstanding.....65,619,481
                  Common Share Authorized but Unissued....34,380,519

         Post Merger/Reverse Stock Split
                  Common Stock Issued and Outstanding.....27,956,580
                  Common Share Authorized but Unissued....72,043,420

                            CONTROLLING STOCKHOLDERS

   Under Section 14(c) of the Exchange Act, the actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this Information Statement. We are not seeking written consent from any stockholders other than set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken, as required by the Exchange Act.

   Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the actions taken will not have dissenters' appraisal rights in conjunction with the proposed Merger or other corporate actions to be taken in connection with the Merger transaction.

               SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT
                         AND AFFILIATES PRIOR THE MERGER

   The following table sets forth as of the date of this Information Statement certain information with respect to those persons known by Donobi to be record or beneficial owners of more than 5% of its outstanding Common Stock, with respect to each Officer and Director, and with respect to all Directors and Officers as a group. All ownership is direct unless otherwise noted. Percentage ownership is based on the 65,619,481 shares currently outstanding.

                                                          AMOUNT AND NATURE
                           NAME AND ADDRESS                 OF BENEFICIAL         PERCENT
TITLE OF CLASS           OF BENEFICIAL OWNER                  OWNERSHIP          OF CLASS

Common          Prominence Capital Corp (2)               5,000,000                7.62%
                357 Bay Street, Suite 1004
                Toronto, Ontario, N15X2A9, Canada

Common          Whispering Pines Development Ltd (6)      5,000,000                7.62%
                387 Main St, South
                Exeter, Ontario, N0M1S6 Canada

Common          NYX Management S.A. (3)                   5,000,000                7.62%
                Chancery Court
                P.O. Box 42544 Freeport, Bahamas

Common          Cambridge Mercantile Holdings S.A. (4)    5,000,000                7.62%
                Continental Trust Corporation Ltd.
                Century House
                16 Pur-la-Ville Road
                Hamilton HM HX, Bermuda

Common          The Derek Corporation (5)                 5,000,000                7.62%
                Suite 1440
                The Exchange Tower
                130 King Street West
                Toronto, Ontario M5X 1E3 Canada

Common          THI Inc, LLC (7)                          5,000,000                7.62%
                3275 S. Jones Blvd #106
                Las Vegas, NV  89146

Common          William M. Wright (1)                     2,662,000                8.3%
                3256 Chico Way NW
                Bremerton, WA  98312

Common          Norm Johnson (1)                            460,000                  *
                3256 Chico Way NW
                Bremerton, WA  98312

Common          Clarke Whitney (1)                          250,000                  *
                3256 Chico Way NW
                Bremerton, WA  98312

                                       39

Common          Melissa Tippets (1)                         260,798                  *
                3256 Chico Way NW
                Bremerton, WA  98312

Common          All Officers and Directors                3,632,798                5.54%
                as a Group (4 persons)

(1) Officer and/or director of the Company as of the date of this Information Statement.
(2) Phillip W. Knight is the principal of Prominience Capital.
(3) Robert E. Cordes is the principal of NYX.
(4) Colin Hames is the principal of Cambridge.
(5) Anthony Capizzano is the principal of Derek.
(6) Patrick K. Knight is the principal of Whispering Pines.
(7) Phillip W. Knight is the principal of THI.

             SECURITY OWNERSHIP OF BENEFICIAL OWNERS, MANAGEMENT AND
                        AFFILIATES FOLLOWING THE MERGER

   The following table sets forth certain information with respect to the anticipated beneficial ownership of our common stock, after giving effect to the Merger, by each stockholder expected by us to be the beneficial owner of more than 5% of our common stock and by each of our anticipated directors and executive officers and by all of the anticipated directors and executive officers as a group. Unless otherwise indicated, the address of each of the persons listed below is c/o Gottaplay Interactive, Inc., 3226 Rosedale Street, Suite 200, Gig Harbor Washington 98335. Unless otherwise indicated in the footnotes, shares will be owned of record and beneficially by the named person. For purposes of the following table, a person is deemed to be the beneficial owner of any shares of common stock (a) over which the person has or shares, directly or indirectly, voting or investment power, or (b) of which the person has aright to acquire beneficial ownership at any time within 60 days after the expected effective time of the Merger. "Voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares. The information contained below is based upon 27,956,580 shares of Common Stock to be issued and outstanding on a post-Reverse Stock Split, post-Merger basis.


                                                           AMOUNT AND NATURE
                              NAME AND ADDRESS               OF BENEFICIAL           PERCENT
   TITLE OF CLASS           OF BENEFICIAL OWNER                OWNERSHIP             OF CLASS

Common                John Gorst (1)(2)                        3,564,292              12.00%
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

Common                M. Carroll Benton (1)(3)                 3,564,292              12.00
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

                                       40

Common                Mark Levin (1)(4)                        3,553,666              11.96%
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

Common                Asra Rasheed (1)(5)                      2,172,000              7.31%
                      3226 Rosedale Street
                      Suite 200
                      Gig Harbor, WA  98335

Common                Whispering Pines Development Ltd (6)      833,333                2.98%
                      387 Main St, South
                      Exeter, Ontario, N0M1S6 Canada

Common                William M. Wright (1)                      443,667               1.6%
                      3256 Chico Way NW
                      Bremerton, WA 98312

Common                Norm Johnson (1)                            76,667                *
                      3256 Chico Way NW
                      Bremerton, WA 98312

Common                Clifford Mastricola                      1,500,000              6.71%
                      2190 Carmel Valley Road
                      Del Mar CA 92014

Common                Clayton Chase                            1,500,000              6.71%
                      2190 Carmel Valley Road
                      Del Mar CA 92014

Common                All Officers and Directors as a
                      Group (7 persons)                       13,124,584              57.56%

   * Less Than 1%

         (1) Officer and/or director following closing of the Merger
         (2) Includes 3,064,292 shares of Common Stock and 500,000 Warrants exercisable within 60 days.
         (3) Includes 3,064,292 shares of Common Stock and 500,000 Warrants exercisable within 60 days.
         (4) Includes 3,053,666 shares of Common Stock and 500,000 Warrants exercisable within 60 days.
         (5) Includes 1,922,000 shares of Common Stock and 250,000 Warrants exercisable within 60 days.
         (6) Inlcudes 833,333 shares of Common Stock and 550,000 Warrants exercisable within 60 days.
         (7) Phillip W. Knight is the prinicpal of Prominence.

         (8) Phillip W. Knight is the prinicpal of THI.
         (9) Patrick K. Knight is the principal of Whispering Pines.

                    ANTICIPATED BUSINESS FOLLOWING THE MERGER

BUSINESS OF GOTAPLAY INTERACTIVE, INC.

   Following the Merger we will assume all of the business, assets, operations and liabilities of Gotaplay, Inc., a development stage company whose primary business is on-line video game rental business dedicated to providing customers a quality rental experience through its web site, www.gottaplay.com. Its service is an alternative to store based gaming rentals. Gotaplay currently provides rental services to its subscribers, as well as the option to purchase new video game titles at a discounted price. Gotaplay seeks to provide its customers with a large selection of video game rental choices on a monthly subscription basis. Customers can sign-up via the web page to rent and/or buy video games of their choice. The titles are then shipped to the customer via first class mail once they have made their selection(s). Active subscribers can retain the games for an indefinite amount of time as long as they are active paying subscribers. Customers can exchange their selections at anytime by returning their game(s) in the pre-paid and pre-addressed package provided.

INDUSTRY OVERVIEW

   According to 2003 Annual Report from the Video Software Dealers Association ("VSDA"), for the year 2002, total rentals accounted for $721.6 million in sales at video stores in the U.S., up 13.9% from $633.9 million in 2001. A total of
162.9 million "turns" or actual rentals was up 6.3% from 153.2 million turns the previous year. The VSDA says that video chains and even many independent stores are bullish on the medium, and leading distributor Ingram Entertainment reports that the average video rental store makes 10% of its revenue now from games, with some chains now getting up to 25%. (Information obtained from Electronic Gaming Business, August 27, 2003)

   All industry indications point to an increase in availability and usage of electronic video games.

BUSINESS OVERVIEW

   In the United States, Gotaplay is providing more than 800 subscribers monthly access to a comprehensive library of more than 2,600 gaming titles. Its standard subscription plan allows subscribers to have two titles out at the same time with no due dates, late fees or shipping charges for $20.95 per month. Subscribers can receive an unlimited amount of titles in a month. In addition to its standard plan, Gotaplay offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Aided by its proprietary recommendation service, subscribers select titles on its web site, receive them on games disks by first-class mail, which are returned by them at their convenience using its prepaid mailers. Once a title has been returned, Gotaplay mails the next available title in the subscriber's queue.

   Gotaplay utilizes proprietary technology developed internally to manage the processing and distribution of its comprehensive library of games from its network of DC's nationwide. GDS is a network of administrative functions including Order Fulfillment, Inventory Forecasting and Procurement, Inventory Control, Billing, and Customer Service with the ability to tie into any retail point of sale. Gotaplay believes that through its GDS network, distribution centers can communicate with each other to determine which games can be sent out to subscribers enabling maximum usage of on hand inventory throughout the entire company which in turn reduces the amount of inventory purchases that Gotaplay needs to make. Its software has an automated process of tracking and routing titles to and from each of its DC's and allocates order responsibilities among them. Its proprietary GDS software provides Gotaplay with the opportunity to scale up its operation at any given time.

   Through several pilot marketing programs conducted over the last 12 months, Gotaplay expects that its subscriber base will experience rapid growth. This is due, primarily, to the rapid consumer adoption of console game players its comprehensive library of titles, timely delivery of games to the subscriber, effective web and affiliate marketing programs and excellent customer service.

   Gotaplay promotes its service to consumers through various marketing and advertising programs, such as online promotions. To date, this has been its main source of marketing. However, television advertising, magazine and newspaper insertions, college campus alliances, grocery and pharmacy chain marketing, and the development of strategic relationship with leading game console manufacturers and promotions with other third parties will be implemented upon the funding of the business. These programs are designed to encourage consumers to subscribe to its service, which includes a free trial period of ten days. At the end of the trial period, subscribers are automatically enrolled as paying subscribers, unless they cancel their subscription. Approximately 74 percent of trial subscribers become paying subscribers. All paying subscribers are billed monthly.

   Gotaplay stocks almost every title available on games disks, excluding adult content. Gotaplay seeks to establish revenue sharing relationships with more than twenty gaming developers and wholesale distributors.

   Gotaplay ships games throughout the United States. It currently has eight distribution centers, two of which are currently idle, located throughout the country; however, games can still take up to five days to reach subscribers. This is generally a barrier to adding or retaining subscribers. However, Gotaplay has several strategic partners that will offer a substantially flexible distribution network that will give it several more strategically located distribution points throughout the United States. These distribution centers will allow Gotaplay to provide the delivery and return service to its subscribers in one to two days.

   Gotaplay is focused on growing its subscriber base and revenues and utilizing its proprietary technology to minimize operating costs. Its technology is extensively employed to manage and integrate its business, including its website interface, order processing, fulfillment operations and customer service. Gotaplay believes its technology also allows it to maximize its library utilization and to run its fulfillment operations in a flexible manner with minimal capital requirements.

   Gotaplay is organized in a single operating segment. All its revenues are generated in the United States, and substantially all its revenues are derived from monthly subscription fees.

GOTAPLAY'S WEB SITE--WWW.GOTTAPLAY.COM.

   Gotaplay has applied substantial resources to plan, develop and maintain proprietary technology to implement the features of its web site, such as subscription account signup and management, inventory optimization, overall subscriber satisfaction, and customer support. Its software is written in a variety of programming languages and runs on industry standard platforms.

   Gotaplay believes its dynamic software optimizes subscriber satisfaction and management of its library by allowing each subscriber to view its current queue and rental history, as well as current inventory levels and real-time availability. Gotaplay's proprietary software also enables subscribers to prioritize their queues through recommendations provided by GII. In addition, its proprietary game search engine indexes its extensive library by title, genre, developer, and publisher among others.

   Gotaplay's proprietary software has been developed keeping scalability at its core. Expanding operations, including the roll-out of new distribution centers can be done with ease and in the most effective manner of time requiring the least amount of resources. Its software has enabled its network of distribution centers across the country to communicate with one another in a real-time environment resulting in optimum levels of operation, delivery and customer satisfaction. Inventory levels can be viewed by all distribution centers by using Gotaplay's software. Gotaplay is currently in its last stage development of its purchasing application which uses proprietary algorithms to determine optimum level of inventory purchases resulting in managed inventory procurement.

   The Gotaplay account signup and management tools provide an easy to use subscriber interface familiar to online shoppers. Gotaplay will be integrating a real-time postal address validation to help its subscribers enter correct postal addresses and to determine the additional postal address fields required to assure speedy and accurate delivery. Gotaplay uses an online credit card authorization service to help its subscribers avoid typographic errors in their credit card entries. These features help prevent fraud and subscriber disappointment resulting from failures to initiate a trial.

   Throughout its website, Gotaplay has extensive measurement and testing capabilities, allowing it to continuously optimize its website according to its needs as well as those of its subscribers. Gotaplay uses random control testing extensively.

   Gotaplay's website is run on hardware and software co-located at a service provider offering reliable network connections, power, air conditioning and other essential infrastructure. Gotaplay manages its website 24 hours a day, seven days a week. Gotaplay utilizes a variety of proprietary software, freely available and commercially supported tools, integrated in a system designed to rapidly and precisely diagnose and recover from failures. Gotaplay conducts upgrades and installations of software in a manner designed to minimize disruptions to its subscribers.

   Gotaplay also provides its subscribers with decision support information about each title in its library. This information includes:

         o Factual data, including rating, special game features and screen formats;
         o Editorial perspective, including plot synopses, game trailers and reviews written by its editors, third parties and by other Gottaplay.com subscribers; and
         o Data from its recommendation service, including personal rating, average rating and other similar titles the subscriber may enjoy.

MERCHANDIZING

   The key to its merchandizing efforts is the personal recommendations generated by its recommendation service. All subscribers and site visitors are given many opportunities to rate titles. The ratings from its recommendation service determine which available titles are displayed to a subscriber and in which order. For example, its subscribers can find recently released titles more easily by ranking new releases by user preference rather than by new release date, allowing them to quickly find titles they are more likely to enjoy. Ratings also determine which available titles are featured in lead page positions on its web site to increase subscriber satisfaction and selection activity. Finally, data from its recommendation service is used to generate lists of similar titles. Subscribers often start from a familiar title and use its "Recommendations" link to find other titles they may enjoy. This has proven to be a powerful method for catalogue browsing.

   Gotaplay also provides its subscribers with decision support information about each title in its library. This information includes:

         o Factual data, including rating, special game features and screen formats;
         o Editorial perspective, including plot synopses, game trailers and reviews written by its editors, third parties and by other Gottaplay.com subscribers; and
         o Data from its recommendation service, including personal rating, average rating and other similar titles the subscriber may enjoy.

MARKETING

   Gotaplay has multiple marketing channels through which Gotaplay attracts subscribers to its service. Online advertising is its largest source of new subscribers. Gotaplay advertises its service online through paid search listings, permission based e-mails, banner ads, and text on popular web portals and other websites. In addition, Gotaplay has an affiliate program whereby Gotaplay makes available web-based banner ads and other advertisements that third parties may retrieve on a self-assisted basis from its web site and place on the web site. Third parties that place its advertisements and generate online subscriber referrals are generally paid a cash bounty for each subscriber referred to us, with no minimum or maximum amounts for which Gotaplay is liable.

   In October, 2004, Gotaplay purchased the video game inventory and certain intellectual property from an on-line marketing organization, NextRental, Inc. a California corporation, in consideration for a $60,000 promissory note and 562,000 shares of Gotaplay's common stock. Also in October 2004 Gotaplay purchased the video game inventory of DeepShark, LLC, a Connecticut Limited Liability Company, also an on-line marketing organization. In consideration for the DeepShark inventory, Gotaplay issued a $40,000 promissory note and 1,000,000 shares of Gotaplay common stock. The reason for the purchases of inventory was to incentivise both NextRental and DeepShark to refer subscribers to Gotaplay.

   Gotaplay believes its paid marketing efforts will significantly enhance word-of-mouth advertising, its subscriber referrals and its active public relations programs. During 2005, online and word-of-mouth advertising accounted for approximately 100 percent of all new trial subscriber acquisitions.

   Gotaplay is in discussion with college campus officials to offer their students its services which would be paid for by a college debit card. The college student market represents a loyal user because of the affordability, ease and convenience of its service.

   Gotaplay will also market through an aggressive offline retail program through gift card subscriptions. Gotaplay intends to sell 30, 60 and 90 day subscriptions. The cards will be sold at grocery, pharmacy and other mass merchants. A commission will be paid on each sale to the participating retailer. Gotaplay intends to work with a number of other channels on an opportunistic basis. For example, Gotaplay expects it will establish agreements with leading game console manufacturers requiring them to place inside certain game console boxes a Gottaplay.com insert that describes its service and offers a free trial. Gotaplay also intends to develop relationships with leading consumer electronics and video retailers, which involve a variety of promotional efforts using point-of-sale materials, stickers on product packaging and other items to promote Gottaplay.com in their stores and those of their subsidiaries. In addition, and contingent on the securing of proper financing Gotaplay will launch its television advertising campaigns in select markets beginning in the third quarter of 2006.

SUPPLIERS

   Gotaplay will acquire its inventory either through revenue sharing agreements or direct purchases from distributors, wholesalers and manufacturers. Under its anticipated revenue sharing agreements with game developers and distributors, Gotaplay generally would obtain titles for a low initial cost in exchange for a commitment to share a percentage of its subscription revenues for a defined period of time. After the revenue sharing period expires, the agreements generally grant us the right to acquire the title for a minimal fee. Currently, Gotaplay's inventory has been by direct purchases from distributors and wholesalers.

FULFILLMENT OPERATIONS

   Gotaplay currently stocks more than 2,600 titles. During December 2005, Gotaplay shipped to and received from subscribers more than 1,500 games. Gotaplay has allocated resources for the development, maintenance and testing the proprietary technology that helps us manage the fulfillment of individual orders and the integration of its web site, transaction processing systems, fulfillment operations, inventory levels and coordination of its shipping centers.

   With eight full scale distribution centers, two of which are currently idle, Gotaplay believes it is the only online video game rental company to offer the greatest number of shipping and distribution centers across the United States. Gotaplay believes its added shipping centers allow it to improve the subscription experience for subscribers by shortening the transit time for its games through the U.S. Postal Service. Its mission is to continuously improve on the delivery transit time to each subscriber resulting in less attrition and greater subscriber retention. Gotaplay continues to work closely with the United States Postal Service in an effort to improve its operations and to reach its near term goal of providing one-day delivery service to approximately 45 percent of the U.S. population or 60% of its subscriber base. Gotaplay's goal is to gradually increase one-day coverage as Gotaplay rolls out additional distribution centers (based on subscriber concentration) to meet its growing demand.

CUSTOMER SERVICE

   Gotaplay believes its ability to establish and maintain long-term relationships with subscribers depend, in part, on the strength of its customer support and service operations. Gotaplay encourages and utilizes frequent communication with and feedback from its subscribers in order to continually improve its web site and its service. Its customer service center is open seven days a week. Gotaplay utilizes e-mail to proactively correspond with subscribers. Gotaplay also offers phone support for subscribers who prefer to talk directly with a customer service representative. Gotaplay's focus on eliminating the causes of customer support calls and automating certain self-service features on its web site, such as the ability to report and correct most shipping problems.

COMPETITION

   The market for in-home video game entertainment is intensely competitive and subject to rapid change. Many consumers maintain simultaneous relationships with multiple in-home game entertainment providers and can easily shift spending from one provider to another. For example, consumers may rent a game from Blockbuster, buy a game from Wal-Mart and subscribe to Gottaplay.com, or some combination thereof, all in the same month.

   Game rental outlets and retailers with whom Gotaplay competes include Blockbuster, Hollywood Entertainment, Amazon.com, Wal-Mart Stores and Best Buy. Gotaplay believe its scalable business model, its subscription service with home delivery and access to its comprehensive library of more than 2,600 titles compete favorably against traditional game rental outlets.

   Gotaplay also competes against other online game subscription services, such as GameFly.com and NumbThumb.com, and RedOctane.com among others.

   Online video gaming (OVG) has received considerable media attention recently. Within a few years, Gotaplay believes OVG will become widely available to Internet enabled game consoles subscribers. OVG carries as many titles as can be effectively merchandized on a game console platform, which Gotaplay believes to be generally up to 100 recent releases. For consumers who primarily want the latest big releases, OVG may be a convenient distribution channel. Gotaplay believes its strategy of developing a large and growing subscriber base and its ability to personalize its library to each subscriber by leveraging its extensive database of user preferences positions us favorably to provide digital distribution of filmed entertainment as that market develops. Gotaplay will also begin to enter the OVG market in late 2006 offering gaming servers to allow gamers to play each other over the internet.

INTELLECTUAL PROPERTY

   Gotaplay uses a combination of copyright, trade secret laws and confidentiality agreements to protect its proprietary intellectual property. Gotaplay intends to aggressively register the trademark for the "Gottaplay.com" name and copyrights on the content of its web site. Gotaplay intends to file applications for additional trademarks as well.

   Enforcement of intellectual property rights is costly and time consuming. To date, Gotaplay has relied primarily on proprietary processes and know-how to protect its intellectual property. It is uncertain if and when its other patent and trademark applications may be allowed and whether they will provide us with a competitive advantage.

   From time to time, Gotaplay may encounter disputes over rights and obligations concerning intellectual property. Gotaplay believes its service offering does not infringe the intellectual property rights of any third party. However, there can be no assurance that Gotaplay will prevail in any intellectual property dispute.

EMPLOYEES

   As of April 28, 2006, Gotaplay had three (3) full-time employees. Of these employees one (1) was engaged in sales, marketing and operations, and, two (2) were engaged in finance and administration. In addition, it uses the services of contract labor provided by personnel agencies, along with five independent consultants. None of its employees is represented by a labor union or a collective bargaining agreement. Gotaplay considers its relations with its employees to be good.

FACILITIES

   Gotaplay leases office space in Gig Harbor, Washington, which consists of approximately 1,800 square feet on three year lease at a cost of $2,650 per month. This facility also houses a DC. Gotaplay leases approximately 1,900 square feet of office space in Anaheim, California, which also house a DC at a cost of $2,145 per month. The lease terminates on January 31, 2007 and includes an option to renew the lease for an additional one-year term. One DC, located in Atlanta, Georgia, is housed in leased facilities, which consists of approximately 800 square feet on a one year lease at a cost of $1,700 per month.

   Three of the six operating DC's are located in Northfield, Connecticut, Sugarland, Texas and Phoenix, Arizona. These facilities are owned and operated by strategic distribution partners at a cost to each of these partners of $2,500 per month. Gotaplay anticipates having its remaining two idle DC's located in Washington DC and Chicago, Illinois operational upon the acquisition of adequate funding.


                        DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth the names and ages of all the Directors and Executive Officers of the Company, positions held by such person, length of service, when first elected or appointed and term of office.

                                     FIRST ELECTED
 NAME                      AGE     OR APPOINTED/TERM       POSITION

William M. Wright III       40     February 16, 2004       Chairman, CEO and CFO
Melissa Tippets             35     July 16, 2004           Corporate Secretary
Clarke Whitney              53     October 6, 2004         Director
Norm Johnson                45     June 10, 2005           Director

                COMPENSATION OF DIRECTORS & STANDARD ARRANGEMENTS

   None of the members of our Board of Directors are paid a per diem fee for attendance at meetings of the board of directors and committees thereof. In addition, if required, they are reimbursed for travel expenses and lodging is arranged for them, at our expense. At this time, adequate funds are not available to provide liability insurance for the Company's directors and officers. Directors are reimbursed for all out of pocket expenses incurred in the performance of their roles, subject to provision of receipts in form and substance adequate to satisfy Internal Revenue Service audit requirements.

                      BIOGRAPHIES OF DIRECTORS AND OFFICERS

   WILLIAM M. WRIGHT, III (CEO/CFO/CHAIRMAN). Mr. Wright is Chief Executive Officer, Chief Financial Officer and Chairman of the Board. In the event the Merger is closed, Mr. Wright will retain his position as a director, as well as being appointed as the Company's Chief Operating Officer. Mr. Wright is a founding member of the Company, instrumental in developing the Company from concept to realization since December of 1999. After 15 years of experience and knowledge in financial management and business operations, Mr. Wright began running the company full time in early 2001, leading the successful acquisition of five companies in six months. To date, he has orchestrated a dozen acquisitions and mergers and continues to be strongly focused on the growth of Donobi. Mr. Wright received his Bachelors of Science in Business Administration with an emphasis in Financial Services from San Diego State University, California, and is a licensed Real Estate Broker in the State of Washington. He devotes substantially all of his time to the business of the Company.

   MELISSA A. TIPPETS (CORPORATE SECRETARY). Ms. Tippets is the Operations Manager and Corporate Secretary. Ms. Tippets came to the Company in May of 2000. She is responsible for all aspects of Human Resources and is responsible for implementing our office policies and procedures. Ms. Tippets achieved her Professional in Human Resources (PHR) certification in June 2004. Ms. Tippets is an instrumental part of our acquisition team and has contributed to the success of a dozen mergers and acquisitions since 2001. Ms. Tippets currently oversees both offices in the State of Washington. Her prior experience includes eight years working in mortgage banking, supervising staff, processing and coordinating multiple branch resources necessary to maintain annual revenues in excess of $12 million. She devotes substantially all of her time to the business of the Company.

   CLARKE WHITNEY, CPA (DIRECTOR). Clarke Whitney is the President of Clarke Whitney, CPA's, P.S., headquartered in Bremerton, Washington. Mr. Whitney is a Certified Public Accountant with financial accounting experience compiling, reviewing and auditing financial statements for the past 30 years. Mr. Whitney graduated from the University of Puget Sound School of Business in 1973 with a Bachelor of Science degree in accounting. He has been a licensed Certified Public Accountant since 1978.

   NORM JOHNSON (DIRECTOR). In the event the Merger is closed, Mr. Johnson will retain his position as a director of the Company. Mr. Johnson spent 18 years as an All-Pro kicker in the NFL (Seahawks, Falcons, Steelers and Eagles). For the past five years, Mr. Johnson has worked for Reid Real Estate, Inc., a Washington corporation, representing and advising clients on their real estate investments. During his NFL career, Mr. Johnson also owned "Norm Johnson's All-Pro Sportscards" with three locations. Mr. Johnson earned his Bachelor's Degree in Economics from the University of California Los Angeles (UCLA) in 1983.

   There have been no events under any bankruptcy act, any criminal proceedings and any judgments or injunctions material to the evaluation of the ability and integrity of any director or executive officer during the past five years.

   On the closing of the Merger, except for Messrs. Wright and Johnson, the Company's current officers and directors will resign and will be replaced, without stockholder action, by the following officers and directors.


          NAME              AGE             FUTURE POSITION
          ----              ---             ---------------
John P. Gorst                37    Chief Executive Officer,
                                   Chairman of the Board
M. Carroll Benton            61    Chief Financial and Administrative
                                   Officer, Secretary, Treasurer and
                                   Director
Asra Rasheed                 33    President
Mark Levin                   34    Director


RESUMES OF NEW MANAGEMENT

   JOHN P. GORST is the Co-Founder, Chairman of the Board, and Chief Executive Officer of Gotaplay, positions he will assume with the Company upon closing of the Merger. Mr. Gorst has directed all development and business efforts for Gotaplay since inception. Mr. Gorst has over 15 years experience in founding entrepreneurial technology ventures, specifically in the development of software and data services for business. His experience includes serving as chief executive officer and board chairman of Insynq, Inc., an application service provider, from August 1998 to present; vice president & general manager for a computer integration company, Interactive Information Systems Corp., from July 1996 to August 1998; and a training/IS consulting business in conjunction with Nynex Business Centers of New York. Upon closing of the Merger, Mr. Gorst's primary responsibility shall be co-chairman of the Board and Chief Executive Officer. Mr. Gorst will be directing the Company's strategy, and positioning the Company in the business marketplace by forging strategic business alliances and mergers and acquisitions. Mr. Gorst will also serve as company and technology evangelist at tradeshows, press conferences and industry analyst meetings in order to increase awareness for the Company's brand. Mr. Gorst graduated top of his class as an Electronic Design Engineer from one of the top trade schools in Arizona. Mr. Gorst was also awarded a medal of honor for business leadership in 2001 and 2005 from the National Republican Congress. He intends to devote substantially all of his business time to the Company.

   M. CARROLL BENTON is the Co-Founder, Secretary/Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of Gotaplay, positions she shall assume upon closing of the Merger.

Ms. Benton has directed and managed the fiscal responsibilities of Gotaplay since inception. Ms. Benton's early career spanned both the public and private sectors working largely with the banking systems and higher education institutions where she assisted in the development and deployment strategies necessary for computerization of these and other entities. Ms. Benton has successfully managed a 13 state insurance brokerage firm and has been a consultant to the small to medium business markets via accounting system design, implementation, support, and business practice analysis. She also taught undergraduate accounting courses at several Puget Sound colleges and universities. With an in-depth understanding of Gotaplay's finances, accounting infrastructure and compliance issues, Ms. Benton oversees the current compliance and financial operations and administrative functions. From December 1995 through December 1999, Ms. Benton was president of a computer integration company, Interactive Information Systems Corp. Her public sector experience includes serving as chief administrative officer, secretary, treasurer, interim chief financial officer and director for Insynq, Inc., a Pacific Northwest application service provider, from August 1998 to present. Formerly with a CPA firm, Ms. Benton brings over 37 years of financial expertise to the business. She intends to devote substantially all of her business time to the Company.

   ASRA RASHEED is the Chief Operating Officer and President of Gotaplay. Upon the closing of the Merger, she will assume the position of President with the Company. She is the founder of Next Rental, Inc. Ms. Rasheed has started and sold several successful businesses in the multi-media industry in the last eight years. Prior to starting NextRental.com, she was Director of Multi Media at Koyo Graphics where she managed large web development projects for clients like Warner Brothers, Sanyo, Sony, etc. She also managed the development of online DVD rental and sales website for the largest distributor of Bollywood industry. Ms. Rasheed was also Vice President of Business Development for a $30 million dollar company, Luminex. She has a Bachelors of Science degree from Cal State University, Fullerton, CA. She intends to devote substantially all of her business time to the Company

   MARK H. LEVIN, MBA is a Co- Founder and Director of Gotaplay Upon closing of the Merger, he will assume the position of a director. Since July 2001 Mr. Levin has been CEO of Marlin Financial Group, Inc., Potomac, Maryland, a consulting firm specializing in aiding publicly traded companies with mergers and acquisitions, capital structure, shareholder relations, strategic alliances and licensing agreements. Prior to founding Marlin Financial, from 1996 through 2000, Mr. Levin was the CEO of Eyecity.com, Inc., an internet eye care company, located in Plainview, NY providing, sunglasses and prescription glasses to the general public. Mr. Levin is still a Director of Eyecity.com, Inc. Mr. Levin received an M.B.A. degree in Marketing in 1997 and a B.B.A. degree in Management from Hofstra University in 1994.


                             EXECUTIVE COMPENSATION

   The following table reflects all forms of compensation for services to the Company for the years ended January 31, 2006 and 2005, of the Company's Chief Executive Officer, as well as those persons who received in excess of $100,000 in annual compensation from the Company during the aforesaid time.

                           SUMMARY COMPENSATION TABLE


                                                                                            Long Term Compensation
                                                                                            ______________________
                                                                                 Awards                        Payouts
                                   Annual Compensation                           ______                        _______
                               ___________________________________     ____________________________________________________________
                                                          Other
                                                          Annual      Restricted        Securities
      Name and                                           Compen-         Stock          Underlying          LTIP       All Other
     Principal                   Salary       Bonus       sation       Award(s)        Options/SARs       Payouts    Compensation
     Position
                       Year        ($)         ($)         ($)           ($)              (#)                ($)           ($)
----------------       ----    -----------    -----       ------        -------        ----------        ---------    -------------

                                       50

William M . Wright     2006    $111,250     $  --       $ --         $    --                --            $  --         $   --
III, Chairman, CEO     2005    $105,250     $  --       $ --         $    --                --            $  --         $   --


   No other officer or director of Donobi received compensation in excess of $100,000 in either of the past two years.

   During Gotaplay's most recent fiscal year, Mr. Gorst was paid $22,000 by Gotaplay in salary or other compensation. No other officer of Gotaplay was paid in excess of $100,000 in the last fiscal year. Compensation to be paid the officers of the Gotaplay for 2006 and thereafter will be determined by the Board of Directors of the Gotaplay.

   Gotaplay may award stock options to key employees, members of management, directors and consultants under stock option programs as bonuses based on performance. However, as of the date of this Information Statement, no such plans have been adopted by Gotaplay.

                           RELATED PARTY TRANSACTIONS

   During the years ended January 31, 2005 and 2004, the Donobi issued 200,000 and 226,071 common shares to officers and directors for services rendered. Effective March 17, 2006, Donobi issued 250,000 shares to Mr. Clarke Whitney and 200,000 shares to Norm Johnson, each a director of Donobi. These shares were issued in consideration for services rendered to us having an agreed value of $.04 per share.

   Donobi leased its main office facilities from an entity partially owned by William M. Wright, III under an agreement that was set to expire in February 2008. Donobi paid $50,512 and $38,771 during the years ended January 31, 2006 and 2005, respectively. Donobi currently leases the same facility through an unrelated party at the same rate, as the facility was sold in November 2005.

   Gotaplay's Chief Executive Officer and Chairman of the Board of Directors, John P. Gorst, is the Chief Executive Officer, President and Chairman of the Board of Directors of Insynq, Inc., a publicly traded corporation. M. Carroll Benton, Gotaplay's Chief Financial Officer, Chief Administrative Officer, Secretary, Treasurer and Director is also Chief Administrative Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer, and Director of Insynq, Inc.

   In June 2005, Gotaplay awarded Insynq a five-year application management services agreement whereby Insynq will supply business technology, IT management and communications infrastructure. Current monthly billings approximate $9750 per month.

   In July 2005, Gotaplay entered into a forty-eight month equipment lease. Payments per month are $698.

   At April 30, 2006 Gotaplay owes $452,139 to Insynq, as described below:

   a. Accounts receivable, for the contractual items discussed above - $31,390,

   b. Promissory Note, unsecured, 7% per annum, dated October 31, 2005, matures on October 31, 2006 - $391,696, plus accrued interest of $12,271, and

   c. An open account due to Insynq of $16,782

   As of the date hereof, no other related party transactions exist between Donobi and its present directors, officers or 5% or greater shareholders or any affiliate thereof, either individually or through ownership of a controlling interest in any company or other entity, or Gotaplay and its present directors, officers, 5% or greater shareholders or any affiliate thereof, either individually or through ownership of a controlling interest in any company or other entity, and no related party transactions are planned as between such persons and Donobi, or Gotaplay, as applicable.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires Donobi's officers, directors and persons who own more than 10% of Donobi's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no forms were required for those persons, Donobi believes that all filing requirements applicable to officers, directors and greater than 10% beneficial owners were complied with.

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

   The following table sets forth fees billed to Donobi by our auditors during the fiscal years ended January 31, 2006 and 2005 for:

            (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements;

            (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees;

            (iii) services rendered in connection with tax compliance, tax advice and tax planning; and

            (iv) all other fees for services rendered.

                                  Year Ended            Year Ended
                               January 31, 2006       January 31, 2005

Audit Fees                        $37,900                  $20,900
Audit Related Fees                     --                    4,610
Tax Fees                            2,131                    3,281
All Other Fees                       5012                       --
Quarterly Reviews                   9,900                    6,450
                               ----------------       -----------------
Total Fees                        $54,943                  $35,241
                               ================       =================

   Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by BONGIOVANNI & ASSOCIATES, P.A. and in connection with statutory and regulatory filings or engagements. Audit-related fees consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, which are not reported under "Audit Fees." Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. All other fees consist of fees for products and services other than the services reported above. Prior to our engagement of our independent auditor, such engagement was approved by our Board of Directors. The services provided under this engagement may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to report to the Board of Directors at least quarterly regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis. All audit-related fees, tax fees and other fees incurred by us for the year ended January 31, 2006, were approved by the Board of Directors.

             STANDING AUDIT, NOMINATING AND COMPENSATION COMMITTEES

   The Company does not have an audit, nominating or compensation committee.

              INFORMATION RELATING TO BOARD OF DIRECTORS MEETINGS.

   The Company presently has three (3) directors. During the Company's fiscal year ended January 31, 2006, the Board held three formal meetings and initiated 12 actions through Unanimous Consent.

                                LEGAL PROCEEDINGS

   There are no legal proceedings pending against Gotaplay's and are not aware of any claims or actions pending or threatened against us, the ultimate disposition of which would have a material adverse effect on us.

               SELECTED HISTORICAL FINANCIAL DATA OF DONOBI, INC.

   The following selected financial data is derived from Donobi, Inc.'s financial statements. This information is only a summary and does not provide all of the information contained in such financial statements, including the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are part of our Annual Report on Form 10-KSB for the year ended January 31, 2006, which are incorporated herein by reference. The statement of operations data for each of the years in the two-year period ended January 31, 2006 and the balance sheet data at January 31, 2006 and 2005 are derived from our audited financial statements. The deficit in working capital and stockholders' deficit, in addition to the negative operating results to date, raise substantial doubt about our ability to continue as a going concern.

STATEMENT OF OPERATIONS DATA:


                                                         Years ended January 31:
                                                       2006             2005
                                                  ------------      ------------

Sales .......................................     $  2,540,032      $  2,527,460
  Cost of sales .............................        1,018,697         1,121,745
                                                  ------------      ------------
  Gross profit ..............................        1,521,335         1,405,715

Operating expenses ..........................        2,039,937         2,882,980
                                                  ------------      ------------
  Loss from operations ......................         (518,602)      (1,477,265)
                                                  ------------      ------------
Other income and (expense)
  Other income ..............................           31,772              --
  Interest expense ..........................         (126,528)         (43,382)
  Financing expense .........................             --           (293,589)
  Other expenses ............................           (3,000)         (29,532)
                                                  ------------      ------------
  Total other (expense) .....................          (97,756)        (366,503)
                                                  ------------      ------------
  Net loss ..................................     $   (616,358)    $ (1,843,768)
                                                  ============      ============

Weighted average shares outstanding of common
stock, basic and diluted ....................       17,059,346       14,832,865
                                                  ============      ============
Net loss per common shares outstanding, basic
and diluted .................................     $      (0.04)    $      (0.12)
                                                  ============      ============

BALANCE SHEET DATA:

                                                            January 31:
                                                         2006            2005
                                                    -----------      -----------

Current assets ................................     $   180,823     $    276,285
Fixed assets, net .............................         280,640          307,207
Intangible assets, net ........................       1,106,721          475,465
Deposits and other ............................           9,135           10,735
                                                    -----------      -----------
  Total assets ................................     $ 1,577,319     $  1,069,692
                                                    ===========      ===========

Current liabilities ...........................     $ 1,449,816     $  1,361,937
Long-term debt, net of current portion $609,160         729,751          239,243
Stockholders' (deficit) .......................        (602,248)       (531,488)
                                                    -----------      -----------
  Total liabilities and stockholders' deficit .     $ 1,577,319     $  1,069,692
                                                    ===========      ===========

Working capital (negative) ....................     $(1,268,993)    $(1,085,652)
                                                    ===========      ===========

        SELECTED HISTORICAL FINANCIAL DATA OF GOTAPLAY INTERACTIVE INC.

   The selected financial data set forth below should be read together with the financial statements of Gotaplay Interactive, Inc. included with this Information Statement. The statement of operations data for the year ended September 30, 2005 and the balance sheet data as of September 30, 2005 are derived from Gotaplay's audited financial statements. The statement of operations data for the twelve month period ended January 31, 2006 and the balance sheet data as of January 31, 2006 are derived from unaudited financial statements of Gotaplay which include all adjustments, consisting of normal recurring adjustments and accruals, that the Company considers necessary for a fair presentation of its financial position and results of operations for this period. Gotaplay's financial statements as of January 31, 2006 and for the twelve month period ended January 31, 2006 are presented in this manner in order that both entities, when combined for the unaudited condensed pro forma financial statement presentation, are comparable.

   Gotaplay Interactive, Inc. commenced business operations in August 2004, and as described in the above referenced reports, Gotaplay is considered a development stage company with minimal assets or capital, and with no material operations or income. Operating capital has come primarily from its stockholders, entities related to its stockholders and outside debt. All debt is reported as a current liability on the accompanying balance sheets. It is anticipated that nominal capital will be required to maintain its corporate viability and all necessary funds will most likely be provided from stockholders in the form of debt. However, the deficit in working capital and stockholders' deficit, in addition to the negative operating results to date, raise substantial doubt about its ability to continue as a going concern.

STATEMENT OF OPERATIONS DATA:

                                                       (unaudited)            (audited)
                                                  Twelve months ended    Year ended September
                                                    January 31, 2006           30, 2005
                                                  -------------------    --------------------

Sales .......................................        $    101,842         $     96,573
Cost of sales ...............................             157,153              204,648
                                                     ------------         ------------
Loss before operating expenses ..............             (55,311)            (108,075)

Operating expenses ..........................             861,970              665,476
                                                     ------------         ------------
Loss from operations ........................            (917,281)            (773,551)
                                                     ------------         ------------
Other expense
Interest income .............................                 401                 --

                                       54

Interest expense ............................             (37,990)             (19,830
                                                     ------------         ------------
Total other (expense) .......................             (37,589)             (19,830
                                                     ------------         ------------

Net loss ....................................        $   (954,870)        $   (793,381)
                                                     ============         ============
Weighted average shares outstanding of common
stock, basic and diluted ....................          14,433,819           13,907,500
                                                     ============         ============


Net loss per common shares outstanding, basic
and diluted .................................        $      (0.07)        $      (0.06)
                                                     ============         ============

BALANCE SHEET DATA:
                                                 (unaudited)       (audited)
                                                 January 31,     September 30,
                                                    2006             2005
                                                -----------      ------------

Current assets ............................     $    75,347      $    28,168
Fixed assets, net .........................         106,385          107,866
Deposits ..................................           8,376            8,376
                                                -----------      -----------
Total assets ..............................     $   190,108      $   144,410
                                                ===========      ===========

Current liabilities .......................     $ 1,244,565      $   814,961
Stockholders' deficit .....................      (1,054,457)        (670,551)
                                                -----------      -----------
Total liabilities and stockholders' deficit     $   190,108      $   144,410
                                                ===========      ===========

Working capital (negative) ................     $(1,169,218)     $  (786,793)
                                                ===========      ===========


               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

   The following unaudited condensed pro forma financial information of Donobi, Inc. for the twelve months ended January 31, 2006 has been prepared to assist stockholders in their analysis of the financial effects of the Merger. This information is based on our historical financial statements and should also be read in conjunction with the historical financial statements and related notes of Gotaplay Interactive, Inc., which are included in Appendix C hereto. The unaudited condensed pro forma financial statements have been prepared to give effect to the Merger as if the Merger had occurred on January 31, 2006 for purposes of the condensed pro forma statement of operations for twelve months ended, and, the condensed pro forma balance sheet as of January 31, 2006.

   The unaudited condensed pro forma financial information is not necessarily indicative of the results that might have occurred had the transactions taken place at January 31, 2006 or at any other date and is not intended to be a projection of future results. Future results may vary significantly from the results reflected in the following unaudited condensed pro forma financial information because of normal operations, future acquisitions, future development activities, regulatory constraints and other factors. The accompanying notes to these condensed pro forma financial statements should be read in conjunction with the financial statements themselves.

                        Pro Forma Condensed Balance Sheet
                                January 31, 2006
                                   (unaudited)

                                                           Gotaplay
                                                         Interactive,        Pro Forma
                                         Donobi, Inc.        Inc.           Adjustments         Combined

                                       55

                                        --------------- --------------- -------------------- ---------------
         Current assets
           Cash and cash equivalents         $  21,002       $  41,196         $   --             $  62,198
           Accounts receivable, net             69,998              --                               69,998
           Deferred charges                     45,000              --                               45,000
           Other current assets                 44,823          34,151       (15,401)  (a.)          63,573
                                        --------------- --------------- --------------       ---------------
           Total current assets                180,823          75,347       (15,401)               240,769

         Fixed assets, net                     280,640         106,385                              387,025
         Intangible assets, net              1,106,721              --                            1,106,721
         Deposits                                9,135           8,376                               17,511
                                        --------------- --------------- --------------       ---------------
           Total assets                      $1,577,319       $ 190,108     $ (15,401)            $1,752,026
                                        =============== =============== ==============       ===============

         Current liabilities
         Accounts payable and
          accrued liabilities                 $ 741,215       $ 224,037        $ (401)  (a.)      $ 964,851
         Accounts payable and accrued
          liabilities, related parties               --          87,602                              87,602
         Deferred and unearned revenue           99,441           7,310                             106,751
         Note payable and capitalized
          leases, current                       609,160         309,500       (15,000)  (a.)        903,660
         Notes payable, related
          parties                                    --         578,837                             578,837
         Amounts due to related
          parties                                    --          37,279                              37,279
                                        --------------- --------------- --------------       ---------------
           Total current liabilities          1,449,816       1,244,565       (15,401)            2,678,980

         Long term debt, net of
          current portion                       729,751              --                             729,751
                                        --------------- --------------- --------------       ---------------
           Total liabilities                 2,179,567       1,244,565       (15,401)             3,408,731
                                        --------------- --------------- --------------       ---------------


         Stockholders' deficit
         Common stock                           18,241           1,702        (1,702)  (b.)
                                                                             (12,902)  (c.)
                                                                               17,020  (d.)          22,359
         Treasury stock                        (2,274)              --          2,274  (e.)              --
         Additional paid in capital          3,189,473         133,873          1,702  (b.)
                                                                               12,902  (c.)
                                                                             (17,020)  (d.)
                                                                              (2,274)  (e.)
                                                                             232,509   (e.)
                                                                          (1,190,433) (f.)       2,360,732
         Additional paid in capital -
         treasury stock transactions
                                               232,509              --      (232,509)  (e.)              --
         Accumulated deficit               (4,040,197)              --            401  (a.)     (4,039,796)
         Accumulated deficit during                                             (401)  (a.)
         development stage                          --     (1,190,032)      1,190,433  (f.)              --
                                        --------------- --------------- --------------       ---------------
           Total stockholders' deficit
                                             (602,248)     (1,054,457)             --           (1,656,705)
                                        --------------- --------------- --------------       ---------------
         Total liabilities and

                                       56

         stockholders' deficit              $1,577,319       $ 190,108      $(15,401)          $  1,752,026
                                        =============== =============== ==============       ===============

See notes to unaudited pro forma condensed financial statements.


                   Pro Forma Condensed Statement of Operations
                  For the twelve months ended January 31, 2006
                                   (unaudited)

                                                          Gotaplay           Pro Forma
                                      Donobi, Inc.    Interactive, Inc.     Adjustments        Combined
                                     ---------------- ------------------ ------------ ----- ----------------
         Sales                            $2,540,032        $   101,841       $   --             $2,641,873
           Cost of sales                   1,018,697            157,152                           1,175,849
                                     ---------------- ------------------ ------------       ----------------
           Gross profit (loss)             1,521,335           (55,311)                           1,466,024

         Operating expenses                2,039,937            861,970                           2,901,907
                                     ---------------- ------------------ ------------       ----------------
           Loss from operations            (518,602)          (917,281)                         (1,435,883)
                                     ---------------- ------------------ ------------       ----------------

         Other income and (expense)
           Other income                       31,772                401        (401)  (a.)           31,772
           Interest expense                (126,528)           (37,990)          401  (a.)        (164,117)
           Other expenses                    (3,000)                 --                             (3,000)
                                     ---------------- ------------------ ------------       ----------------
           Total other expense              (97,756)           (37,589)           --              (135,345)
                                     ---------------- ------------------ ------------       ----------------
           Net loss                       $(616,358)       $  (954,870)       $   --           $(1,571,228)
                                     ================ ================== ============       ================
         Weighted average shares
         outstanding of common
         stock, basic and diluted
                                          2,843,224*         2,405,637*                          5,248,861*
                                     ================ ==================                    ================
         Net loss per common
         shares outstanding, basic
         and diluted                       $  (0.22)        $    (0.40)                           $  (0.30)
                                     ================ ==================                    ================

* Restated for presentation purposes as if the 6 to 1 reverse stock split occurred per the Agreement and Merger Plan.

See notes to unaudited pro forma condensed financial statements.

          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS.

Note 1.  Basis of Presentation

   As March 20, 2006 Donobi, Inc. ("Donobi") and Gotaplay Interactive, Inc. ("Gotaplay") entered into a Merger agreement whereby Donobi and Gotaplay will merge their respective operations, and Donobi will be the surviving entity. Donobi will exchange its $0.001 par value common stock, post split, for all the outstanding shares of Gotaplay, which is anticipated to be 17,020,000 shares. Because the Merger will be accounted for as a reverse acquisition and not a business acquisition, no goodwill is expected to be recognized in connection therewith and the costs incurred in connection with the Merger are expected to be charged to operations.

   The unaudited condensed pro forma balance sheet and statement of operations of Donobi, Inc. have been prepared to give effect to:

   o  The Merger of Gotaplay Interactive, Inc.;
   o  The elimination of any existing transactions between the two entities;
      and,
   o The effects of the recapitalization pursuant to the Agreement and Merger Plan.

   The condensed pro forma financial statements have been prepared as if such transactions had taken place on January 31, 2006 for purposes of the condensed pro forma balance sheet and the condensed pro forma statement of operations.

   The column captioned Donobi, Inc. represents the audited condensed balance sheet of Donobi as of January 31, 2006 and the related audited condensed statement of operations for the year ended January 31, 2006. The column captioned Gotaplay Interactive, Inc. represents the unaudited condensed balance sheet as of January 31, 2006 and the related unaudited condensed statement of operations for a twelve-month period ended January 31, 2006.

   We are providing you this information to aid you in your analysis of the financial aspects of the Merger as if it had taken place on January 31, 2006. The unaudited condensed pro forma financial statements described above should be read in conjunction with the historical financial statements of Donobi, Inc. and Gotaplay Interactive, Inc. and the notes thereto. The unaudited condensed pro forma financial information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Merger taken place on the date noted, or the future financial position or operating results of the combined company.

Note 2.    Pro Forma Entries

   The following describes the eliminations, adjustments and reclassifications that are incorporated into the unaudited condensed pro forma financial statements. These items primarily are a result of the Merger Plan, and the effects the surviving company recapitalization.

   (a.) To eliminate a promissory note and its related accrued interest between the respective companies.
   (b.) To record the cancellation of shares of common stock held by Gotaplay shareholders in exchange for the issuance common stock of Donobi.
   (c.) To adjust for the 6 to 1 reverse stock split pursuant to the Agreement and Merger Plan.
   (d.) To recognize the issuance of 17,020,000 shares of par value $0.001 common stock to Gotaplay shareholders in exchange for the assets, liabilities and operations of Gotaplay.
   (e.) To adjust for the cancellation of treasury shares held and the related paid in capital, and, reclassify the effects of this to additional paid in capital.
   (f.) To reclassify Gotaplay's accumulated development stage deficit to additional paid in capital.

                PLAN OF OPERATIONS FOR GOTAPLAY INTERACTIVE, INC.
GENERAL

   You can identify these statements by forward-looking words such as "may", "will"', "believes", "anticipates", "estimates", "expects", "continues"' and/or words of similar import. Forward-looking statements are based upon our management's current expectations and beliefs concerning future developments and their potential effects upon us that may involve substantial risks and uncertainties. There may be events in the future that we are not able to accurately predict or over which we have no control. Our actual results could differ materially from those anticipated for many reasons in these forward-looking statements. Factors that could cause or contribute to the differences include, but are not limited to, availability of financial resources adequate for short-, medium- and long-term needs, demand for our products and services and market acceptance. As such, the following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Form 14(c).

GOTAPLAY GAMING OPERATIONS

   Our primary mission of Gotaplay Interactive Inc. is to put Gottaplay.com games in the hands of every gamer within the 18-34 demographic, regardless of platform or device the end customer may be using i.e. game console, personal computer, portable game device or a mobile phone. In addition, we target individuals with little time to visit the local video store. This also includes everyone looking to save money on gaming based upon convenience and the best game selection available. With approximately 70 million "gamers" in the United States, we believe we have the ability to attract users from almost every medium and outlet available.

DEVELOPMENT OF PROPRIETARY SOFTWARE SYSTEM

   To remain competitive, we must continually enhance and improve the functionality and features of our GDS software and end-user functionality of our web site. Through a combination of outsourced developers and programmers and employees, each with differing coding skills, we intend to utilize proprietary technology developed internally to manage the processing and distribution of our comprehensive library of games from our network of DC's nationwide. GDS is a network of administrative functions including Order Fulfillment, Inventory Forecasting and Procurement, Inventory Control, Billing, and Customer Service with the ability to tie into any retail point of sale. We believe that through our GDS network, distribution centers can communicate with each other to determine which games can be sent out to subscribers enabling maximum usage of on hand inventory throughout the entire company which in turn reduces the amount of inventory purchases that we need to make.

   Our software has an automated process of tracking and routing titles to and from each of our DC's and allocates order responsibilities among them. Our proprietary GDS software provides a tremendous opportunity to scale up our operation at any given time. We expect it to take approximately 1,900 man hours at an average cost per hour of $85.00 totaling $161,500 to complete various upgrades to both our GDS system, which is directly tied to our web site, is our main source of new subscriber growth.

INVENTORY

   Currently we purchase game titles from multiple suppliers located through out the United States, which insures that we are able to obtain current and new release titles to keep up with current and new subscriber growth. In the coming 12 months we believe that we will need to purchase 83,767 individual game titles at an average cost of $40.08 per game totaling $3,358,133. It is also our intention over the next 12-24 months to establish direct purchasing relationships with the publishers of the video games. This would allow us to have quicker access to the newest games and will lower our average cost of acquiring game titles. It would also open possible co-marketing partnerships between Gottaplay.com and video game publishers, which could include co-marketed television, radio, and print ads, as well as inserts into the actual games.

   Through our operational history of the last 14 months, we discovered, that as a general rule, our distribution center operations maintained a 1.2% loss ratio on all games sent out over a 27 day period. The highest percentage was 5.4% and our lowest was 1%. However, the target with the highest percentage of damaged games was using light weight envelopes to ship and receive. Consequently, we will standardize on a slightly more expensive but more secure packaging design. We believe that over a twelve month period from the date of which we are fully funded we will experience a total loss of approximately 4,276 game titles at an average cost of $40.08 totaling $171,382.

MARKETING

   We have multiple marketing channels through which we attract subscribers to our service. Online advertising is our largest source of new subscribers. We advertise our service online through paid search listings, permission based e-mails, banner ads, and text on popular web portals and other websites. In addition, we have an affiliate program whereby we make available web-based banner ads and other advertisements that third parties may retrieve on a self-assisted basis from our website and place on their website. Third parties that place our advertisements and generate online subscriber referrals are generally paid a cash bounty for each subscriber referred to us, with no minimum or maximum amounts for which we are liable. We believe our paid marketing efforts will significantly enhance word-of-mouth advertising, our subscriber referrals and our active public relations programs. During 2005, online and word-of-mouth advertising accounted for approximately 100 percent of all new trial subscriber acquisitions. In our business plan we will spend approximately $1,028,000 in the first 12 months of fully funded operations on our Affiliate marketing program.

   We are in discussion with college campuses to offer their students our services which would be paid for by a college debit card. The college student market represents a loyal user because of the affordability, ease and convenience of our service.

   We will also market through an aggressive offline retail program through gift card subscriptions. We will sell 30, 60 and 90 day subscriptions. The cards will be sold at grocery, pharmacy and other mass merchants. A commission will be paid on each sale to the participating retailer. We intend to work with a number of other channels on an opportunistic basis. For example, we will establish agreements with leading game console manufacturers requiring them to place inside certain game console boxes a Gottaplay.com insert that describes our service and offers a free trial.

   We expect to spend a great deal of effort to keep our shareholders informed and to bring Gotaplay to the attention of new shareholders, institutional investors, and potential strategic partners. We believe our efforts to achieve widespread press exposure will help raise the public and investment community's awareness of the gaming industry and increase the recognition of Gotaplay as an innovative small public company. In this regard, the Gotaplay expects to engaged various professional firms to assist and advise in establishing public relations and investor relations strategies. The over-the-counter market is generally not supported by the nation's broker-dealer network, and it is essential for us to be visible so that prospective shareholders can hear about us and review our public filings, website and company investor materials.

   We also intend to develop relationships with leading consumer electronics and video retailers, which involve a variety of promotional efforts using point-of-sale materials, stickers on product packaging and other items to promote Gottaplay.com in their stores and those of their subsidiaries. In addition, and contingent on the securing of proper financing we will launch our television and print media advertising campaigns in select markets. According to our business plan we will spend approximately $655,000 in the first 12 months of fully funded operations

DISTRIBUTIONS CENTERS

   We ship games throughout the United States. We currently have eight distribution centers located throughout the country with two sitting idle, however, games can still take up to five days to reach subscribers. This is generally a barrier to adding or retaining subscribers. However, we have several strategic partners that will offer a substantially flexible distribution network that will give us several more strategically located distribution points throughout the United States. These distribution centers will allow us to provide the delivery and return service to our subscribers in two to four days.

   We believe by establishing our own multiple distribution centers ("MDC") across the US they will give us a "first mover" advantage at building a loyal subscriber base quickly. We will be able to provide more efficient delivery and returns to our subscribers through the MDC strategy. This strategy will augment and eventually replace the above referenced strategic relationships that we are currently looking to deploy. We will become more aggressive with the build out of our MDC strategy once we have raised sufficient capital

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to do so. We expect to increase the number of operating DC's from our current count of six to a total of nine at the end of the first twelve months of fully funded operations at an annual cost of $769,500.

ANTICIPATED FUTURE GAMING SERVICES

   Our strategy is to become the "Only Place To Play". We are making great strides in evolving into a one-stop solution for gamers by offering an assortment of gaming options such as Mobile Games, Broadband Services for fast and easy PC Game Downloads, comprehensive and rich content, and other gaming features that all complement one another, provide tremendous cross-platform revenue opportunities, and co-exist under one site, www.gottaplay.com. By offering these services and options through our one-stop game portal, we will begin to establish its brand and its presence worldwide.


GOTTAPLAY MOBILE
Mobile Games

   The number of wireless subscribers in the U.S. is growing rapidly. According to the Yankee Group, the mobile subscriber base increased nearly 12% to 181.5 million last year. We are excited about the opportunity to expand into this space by offering AAA titles and casual mobile games to mobile subscribers across the country. Through our brand, Gottaplay Mobile, we have become synonymous with video games. Our strategy is to expand into alternative technology as well as newer methods of delivering video games to our subscribers. Through unique partnerships with mobile games providers, we will attract new traffic by offering a one stop solution to their gaming needs.

   We believe we have a very clear advantage as an already established leader in the online rental space. Typically, the average gamer plays on all devices from consoles to PC's, to phones and our objective is to bring those options together and offer as one comprehensive package at a distinct value.

GOTTAPLAY BROADBAND SERVICE (GBS)
PC Access to Media Rich Content

   GBS Mission will be to create the premier game portal targeting the 18-34 year old demographic market. Through the creation of this portal GBS will become a natural aggregator of gaming services. GBS will provide basic broadband connectivity services utilizing Covad as our partner. Basic service to be enhanced through the bundling of game cheat sheets, game reviews, game ratings as well as downloads of game trailers and the streaming of media rich video. VOD streaming of cable shows related to the gaming industry.

   The above mentioned content would be licensed from a single source partner, our content provider. Games-On-Demand offers accessibility to an expansive library of downloadable PC Games through a unique partnership with a prominent game developer.

GOTTAPLAY CONTENT AGGREGATOR
One-Source Portal

As we move into the next generation of technology and gaming, it becomes clear that gaming will not be limited to consoles only. Rather, gaming is taking another direction and is becoming accessible through superb mobile technology as well as broadband devices such as PC's and portable units.

Gotaplay has established a content rich, core group of relationships to begin its launch of GottaPlay Game Portal. Content which includes game previews, live TV broadcasts, screenshots, trailers, reviews, up to the minute gaming news, feature stories, ratings, game downloads, cheat codes, all wrapped up under one portal and ready to be accessed from anywhere.

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Gotaplay is currently working with hand set manufactures to develop an off-deck game portal which will allow mobile service providers worldwide access to a content rich portal related to gaming all through one source and once again expanding our brand and our presence throughout the world.

EMPLOYEES

   As of April 30, 2006 Gottaplay employed three employees officers. Other services, such as business development, marketing and DC operations were provided by seven consultants and independent contractors. We also use the services of employment agencies, which provide contract labor to operate certain fulfillment operations and certain DC operations. We plan to hire approximately ten employees to focus on customer acquisition, inventory management, marketing and investor relations. Additionally, as we expand our Customer Service, we will expect to hire three Service Reps. Our operations are non-union. There has been no history of labor strikes or unrest at any of our facilities. We believe that our relationship with our employees is satisfactory. We expect over the next twelve months, our expenditure for payroll and related taxes and benefits to total $1,609,515.

CASH AND FINANCING ACTIVITIES

   Through the date of this Information Statement, Gotaplay's main source of cash since inception has been from promissory notes from interested parties totaling $979,696. The notes bear interest at 4%-6% per annum. In addition, we have earned approximately $58,923 in subscription revenues. Our continued existence as a going concern is completely dependent upon its ability to grow sales and to secure equity and/or debt financing.

   The following table summarizes our anticipated cash requirements from operations for the next 12 months.


Gross profit .............................     $5,891,895

Less:
Salaries and related taxes and benefits ..      1,497,515
IT services ..............................        290,460
Development ..............................        161,000
Rents ....................................         60,000
Customer services ........................        112,000
Administrative support ...................        358,080
Marketing - direct .......................      1,028,000
DC operational expense ...................        769,500
Other expenses ...........................        573,473
General marketing expenses ...............        655,000
                                               ----------
  Total operating expenses ...............      5,505,028
                                               ----------

Net ......................................        386,867

New library purchases ....................      3,358,133
                                               ----------

Total financing requirement for operations     $2,971,266
                                               ==========

   We cannot assure you that we can achieve or sustain profitability on a quarterly or annual basis in the future. If revenues grow more slowly than we anticipate, or if operating expenses exceed our expectations or cannot be adjusted accordingly, we will continue to incur losses. We will continue to incur losses until we are able to establish significant subscriptions for our game rentals over the Internet. Our possible success is dependent upon the successful development and marketing of our web site and products, as to

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which there is no assurance. Any future success that we might enjoy will depend upon many factors, including factors out of our control or which cannot be predicted at this time. These factors may include changes in or increased levels of competition, including the entry of additional competitors and increased success by existing competitors, changes in general economic conditions, increases in operating costs, including costs of supplies, personnel and equipment, reduced margins caused by competitive pressures and other factors. These conditions may have a materially adverse effect upon us or may force us to reduce or curtail operations. In addition, we will require additional funds to sustain and expand our sales and marketing activities, particularly if a well-financed competitor emerges. If we need additional financing, there can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all. The inability to obtain sufficient funds from operations or external sources would require us to curtail or cease operations. Any additional equity financing may involve substantial dilution to our then existing shareholders.


"DONOBI" INTERNET SERVICE PROVIDER DIVISION OF OPERATIONS

ISP Mission

   To offer Internet connectivity and digital video to individuals, multi-family housing, businesses, organizations, educational institutions and government agencies. We provide high quality and scalable Internet access, web hosting and development, equipment co-location, and networking services to underserved rural markets. Our overall strategy is to become the dominant Internet service provider for residents and small to medium-sized businesses within rural and semi-rural areas in the United States. Our current efforts are focused within the states of Washington, Oregon and Hawaii.

   We plan, among other things, expansion of our: i) Internet access services;
ii) communications and content services; and iii) Integration Technology ("IT") Services, through product growth and maturity, and strategic mergers and acquisitions. We are currently organized into three major divisions that are closely integrated for maximum technical support, customer service and billing. The three departments are: (i) Internet Access Services, consisting of Internet access and email (dial-up, DSL, fiber optic, and wireless access), Shared Tenant Services (multi-family and hotel broadband deployments) and wireless `Hotspots';
(ii) Communications and Content, consisting of digital video (television), VoIP (voice over Internet), and traditional phone services; and (iii) IT Services, consisting web site hosting and development, electronic commerce, database design, consulting and implementation and networking services.

INTERNET ACCESS SERVICES

   Internet access and hosting are the core service offered to customers. Delivery of service is handled through many different mediums. Those include: dial-up access, Digital Subscriber Line (DSL), Fiber to the Home (FTTH), dedicated T-1 connections, and high-speed wireless access. Along with access, we also include email administration and technical support for all our customers. Dial-up access, email administration and technical support are offered and available nationwide.

Shared Tenant Services

   Shared Tenant Services (STS) offers sophisticated technology-driven services and solutions that specifically address the Internet connectivity issues facing the majority of apartment communities, the hospitality industry (hotels), commercial properties, and government housing - the ability to obtain high-speed Internet access at a reasonable per unit cost. STS uses a combination of hardwired, fiber optic cabling and high-speed wireless technologies to provide constant, always on, broadband Internet access to each unit within a project through a contracted service at rates below that of traditional dial-up access.

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   Our STS infrastructure provides the resources and equipment essential to delivering high-speed broadband wireless connectivity to rural and urban areas overlooked by national ISPs and the Telecom industry. The end result is the ability to provide high-speed Internet access and wireless Internet access at a competitive cost where high-speed Internet access would otherwise be unavailable. Shared tenant services are typically contract under long-term service level agreement of five (5) years with a five (5) year option.

Hotspots

   Hotspots are wireless access points of presence within communities that allow customers to remotely access the Internet from laptop computers and other mobile devises. We have joined the Airpath Provider Alliance (APA) (www.airpath.com), and as part of the APA, our Hotspot customers are able to access over 3,500 wireless networks throughout the world.

COMMUNICATIONS AND CONTENT

   We offer digital video to customers on the fiber optic portion of the network under the DONOBi Television (DTV) product name. We offer over 130 digital channels over three (3) different tiered video packages. As this product expands and develops, additional products and services will be available, such as Video on Demand (VOD), Pay-Per-View (PPV), and the selling of commercial advertising space on our network. Our direct video services were temporarily suspended November 2005 and we began re-selling DirecTV satellite video programming through eXpert Satellite. We are working to re-establish the headend that is required to deliver the video service. This was previously supplied by the local PUD, but was shut down. It is anticipated that we will be able to offer this service again sometime later this year. We plan to re-introduce our own video product in the near future.

INTEGRATION TECHNOLOGY SERVICE

   We offer a number of IT services to our customers. Some of those include web site design, database development, on-site networking services and consulting services. These added value services have increased revenues, as well as the growth and retention of customers on many of our core products.

GROWTH STRATEGY

   Our strategic growth and technology deployment focus on delivering broadband connectivity and services to the small office and home office ("SOHO") market located in urban, suburban and rural areas, supported by its operational "platform" of integrated customer services, technological support and billing. While no assurances can be provided, we expect demand for our products and services to continue to grow.

   We intend to continue to exploit what the National Telecommunications and Information Association has referred to as the "Green Field" towns of 25,000 to 250,000 through absorption of the small ISPs that service these markets. Since 1999, we have successfully completed the acquisition of more than a dozen rural ISPs, thereby substantially increasing its subscriber base. This increased subscriber base enables us to offer additional Internet-related services at a lesser cost by bundling our existing services with new services and by marketing new products to our existing client base.

   We also believe that our location in the U.S. is the ideal geographic region for rapid expansion and market penetration of Shared Tenant Services. The West and Southwest regions of the U.S. represent 70% of the "Top Ten Apartment Markets in the U.S.", reports the National Multi-Housing Council ("NMHC"), as well as 35% of the "A" quality properties in the country. Our sales plan is designed to capitalize and execute on these easily targeted and highly accessible sales opportunities.

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   We have committed to partner with local Public Utility Departments ("PUDs")
to deliver high speed Internet access and television to residential and business customers over newly installed fiber optic cabling. The initiative was originally spearheaded by Grant County in Eastern Washington and by the Mason and Kitsap County PUDs. PUDs act as the pipeline wholesaler and we act as a retailer of Internet services to deliver the "last mile", as well as billing and support services to the end user. We have become a retailer of fiber optic access for Mason, Grant and Kitsap Counties, thus creating a new revenue stream and long-term opportunity for the other divisions within our company. In addition to high-speed Internet access, the fiber optic network will enables us to offer customers additional choices for video online, television and telephone services. This is in direct contrast to the traditional single choice that customer have today. The additional revenue and opportunities derived from these added services change not only the business opportunities, but also the potential value of a customer, by 5 to 10 fold. We plan to expand services offered via the fiber optic network to include online video on demand (VOD), video conferencing (VC), and voice over Internet telephone services (VOIP).

   We have specific agreements with PUD's, including Mason, Kitsap, and Grant. However, we also have an agreement with NoaNet, which provides us with an opportunity to our delivering service to any PUD with fiber in Washington, Idaho, and Oregon, NoaNet's service area.

   We will continue to contact new potential acquisition targets in order to further increase our subscriber baseline, thereby further increasing profitability and cash flow through integration and consolidation of services. We have spent a considerable amount of time and effort to determine the most effective way to capitalize on the growing Internet services and connectivity potential of the Western United States. Targeted acquisitions and research and development aimed at providing Internet connectivity solutions to underserved markets places us in the forefront of the expanding Internet services business. We expect demand for our products and services to continue to grow as a result.

EMPLOYEES

   The ISP operations have 17 employees. Our employees are distributed as: 3 Accounting, 4 Customer Service, 7 Technical, 2 IT Services, and 2 Management. Our operations are non-union. There has been no history of labor strikes or unrest at any of our facilities. We believe that our relationship with our employees is satisfactory. In addition, management believes that the available labor force in the geographic areas where our facilities are located are sufficient to support the expansion anticipated over the next 12 months. If and when we are in the financial position to do so, we intend to hire additional employees in the areas of business development and marketing.

CASH AND FINANCING ACTIVITIES

We believe the revenues generated from the ISP services will be sufficient to fund these operations for the next 12 months.

                          CRITICAL ACCOUNTING POLICIES

   The financial statements for Gotaplay and Donobi have been prepared in accordance with accounting principles generally accepted in the United States. In preparing its financial statements, Gotaplay makes estimates, assumptions and judgments that can have a significant impact on reported revenues and results of operations as well as on the value of certain assets and liabilities on its balance sheet. These estimates, assumptions and judgments about future events and their effects on results cannot be determined with certainty, and are made based upon our historical experience and on other assumptions believed to be reasonable under the circumstances. While there are a number of accounting policies, methods and estimates affecting the financial statements, as described in Note 1 thereto and included elsewhere herein,

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it is believed that the most important critical accounting policies are those described below. A critical accounting policy is one that is both material to the presentation of the financial statements and requires the making of complex or subjective judgments.

                                     EXPERTS

   The financial statements of Donobi, Inc. in this Information Statement by reference from our annual report on Form 10-KSB for the years ended January 31, 2006 and 2005, have been audited by Bongiovanni & Associates, P.A., Certified Public Accounts, an independent registered public accounting firm, as stated in their reports, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of Gotaplay Interactive, Inc. as of September 30, 2005 and for the year ended September 30, 2005 and from August 4, 2004 (date of inception) through September 30, 2005 contained in Appendix C to this Information Statement have been audited by Beckstead & Watts, LLP, Certified Public Accountants, an independent registered public accounting firm, as stated in their report thereon, have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The financial statements of Gotaplay Interactive, Inc. as of December 31, 2005 and for the three months ended December 31, 2005 and from August 4, 2004 (date of inception) through December 31, 2005 contained in Appendix C to this Information Statement have been reviewed by Beckstead & Watts, LLP, Certified Public Accountants, an independent registered public accounting firm, as stated in their report thereon, have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                       WHERE YOU CAN FIND MORE INFORMATION

   As required by law, we file annual and periodic reports and other information with the SEC. These reports and other information contain additional information about our company. You can inspect and copy these materials at the Securities and Exchange Commission public reference rooms at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

   Statements contained in this Information Statement or in any document incorporated into this Information Statement by reference regarding the contents of any contract or other document are not necessarily complete and each such statement is qualified in its entirety by reference to such contract or other document filed as an exhibit with the SEC.

   The SEC allows us to incorporate by reference into this Information Statement documents we file with the SEC, which means that we can disclose important information by referring to those documents. The information incorporated by reference into this Information Statement is considered to be a part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed:

            (i) Our Annual Report on Form 10-KSB for the fiscal year ended January 31, 2006;

            (ii) Our Quarterly Report on Form 10-QSB for the quarter ended October 31, 2005;

            (iii) Our Quarterly Report on Form 10-QSB for the quarter ended July 31, 2005; and

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            (iv) Our Current Report on Form 8-K filed on March 28, 2006.

   We will provide without charge, upon written or oral request by a stockholder, a copy of any and all of the documents referred to above that have been, or may be, incorporated by reference herein. Written requests should be sent to our principal offices at 3256 Chico Way NW Bremerton Washington 98312, attn: William M. Wright III. Oral requests may be made to our principal offices, telephone number (360) 782-4477

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS _________________, 2006. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.



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                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER dated as of March 20, 2006 is between DONOBi, Inc., a Nevada corporation (the "Buyer"), and Gotaplay Interactive, Inc. a Nevada corporation (the "Company") who hereby agree as follows:

         WHEREAS, upon the terms and subject to the conditions of this Agreement and in accordance with Nevada law, the Buyer and the Company will enter into a business combination transaction pursuant to which the Company will merge with and into the Buyer (the "Merger");

         WHEREAS, the Board of Directors of the Buyer (i) has determined that the business combination transaction is consistent with and in furtherance of the long-term business strategy of the Buyer and fair to, and in the best interests of, the Buyer and its shareholders (the "Buyer Shareholders") and has approved and adopted this Agreement and the transactions contemplated by this Agreement and (ii) has recommended the approval and adoption of this Agreement by the Buyer's Shareholders.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Buyer and the Company hereby agree as follows:

                                    ARTICLE 1
                                 TERMS OF MERGER

         Section 1.1 The Merger . On the Effective Date (as defined hereinbelow), the Company will be merged with and into Buyer, the latter of which shall survive the merger as the Surviving Corporation. Buyer shall do or, as of the Closing, has done the following

                    (a) The Buyer's Board of Directors and the holders of a majority of the Buyer's issued and outstanding Common Stock shall take all action necessary to effectuate a reverse stock split of Buyer's issue and outstanding Common Stock whereby one share of Buyer's Common Stock shall be issued in exchange for every six (6) shares of Buyer's Common Stock issued and outstanding (the "Reverse Stock Split"), in order to establish the number of Buyer's issued and outstanding Common Stock at 5,338,664 shares.

                    (b) Buyer shall issue and deliver 19,900,000 (post-split) shares of Buyer's Common Stock (the "Buyer's Stock") to the Company's shareholders in exchange for all of the Company's issued and outstanding Common Stock. At the Closing, the Buyer's Stock shall be issued to the holders of common stock of the Company immediately prior to the Closing or their designees as directed in writing to the Buyer by the Company's shareholders on a pro rata basis to each holder's ownership of the Company. Buyer shall not issue or exchange any fractional shares or interests in connection with the foregoing conversion. If any of the Company's Shareholders would otherwise be entitled to a fractional share on exchange of such shares, Buyer shall round the number of shares of the Exchanged Buyer Stock to be issued to such stockholder to the nearest whole share.

                    (c) After the Effective Date of the Merger, each of the Company's Shareholders shall surrender his or her certificate or certificates representing such Company shares, together with an investment letter in a form acceptable to Buyer's counsel to the Buyer's registrar and transfer agent and thereafter, such holder shall be entitled to receive a certificate or certificates evidencing shares of the Buyer's Stock as provided herein. In addition, each of the Company's shareholders shall execute and deliver to the Buyer that certain Investment Letter attached hereto as Exhibit "A" and that certain "Lock-up Agreement" attached hereto as Exhibit "B".

         Section 1.2       Effective Date

                  (a) The Merger shall become effective at such time (the "Effective Time") as the Articles of Merger, as required under Nevada law (the "Articles of Merger") is filed with and accepted by the Secretary of State of the State of Nevada or at such later time as is specified in the Articles of Merger. At the Effective Time, the Company shall be merged with and into the Buyer in accordance with Nevada law, whereupon the separate existence of the Company shall cease, and the Buyer shall be the surviving corporation (the "Surviving Corporation").

                  (b) As soon as practicable after satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger, the Buyer and Company will file an Articles of Merger with the Secretary of State of the State of Nevada and make all other filings or recordings required by Nevada law in connection with the Merger. Immediately prior to the filing of the Articles of Merger, a closing (the "Closing") will be held at the offices of Andrew I. Telsey, Esq. 12835 E. Arapahoe Road Tower One Penthouse #803, Englewood, CO 80112 (or such other place as the parties may agree). It is the parties' intention that the Closing occur immediately following the execution of this Agreement on April 28, 2006, or as soon as practicable thereafter.

                  (c) From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company, all as provided under Nevada Law.

         Section 1.3       Conversion of Shares.  At the Effective Time:
                           --------------------

                  (a) Each share of common stock of the Company outstanding immediately prior to the Effective Time shall, without any action on the part of any party hereto, be converted into and become _____shares of common stock (the "Shares") of the Surviving Corporation. All of the shares of the Company's common stock outstanding immediately prior to the Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist as of the Effective Time, and each certificate previously representing any such share of Company's common stock converted into the right to receive a New Certificate in accordance with Paragraph 1.3 below.

         Section 1.4 Exchange of Shares Buyer will act as exchange agent (the "Exchange Agent") for the purpose of exchanging certificates representing the Shares (the "New Certificates".) On the Closing Date or promptly thereafter, the Company's shareholders (the "Shareholders") will surrender the certificates representing the Company's common stock to the Exchange Agent for cancellation together with a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of such certificates to the Exchange Agent) for use in such exchange.

         Section 1.5. Dissenting Shares. Notwithstanding Sections 1.2 and 1.3, Shares outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with Nevada Law shall not be converted into a right to receive the Shares, but the holder thereof shall only be entitled to such rights as are provided by Nevada Law, unless such holder fails to perfect, withdraws or otherwise loses its right to appraisal. If, after the Effective Time, such holder fails to perfect, withdraws or loses its right to appraisal, such holder's shares shall be treated as if they had been converted as of the Effective Time into a right to receive the Shares.

         Section 1.6 Adjustments. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding Shares shall occur, including by reason of any reclassification, recapitalization, stock split or combination, exchange or readjustment of Shares, or stock dividend thereon with a record date during such period, the number of Shares into which a Shareholder is entitled pursuant to this Agreement shall be appropriately adjusted.

         Section 1.7 Lost Certificates. If any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond, in such reasonable amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue the Shares represented by such certificate to such person, as contemplated by this Article 1.

                                    ARTICLE 2
                            THE SURVIVING CORPORATION

         Section 2.1. Articles of Incorporation. The Articles of Incorporation of Buyer in effect at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation until amended in accordance with applicable law, provided that, at the Effective Time, Section 1 of the Articles of Incorporation shall be amended to read as follows: "The name of the corporation is "Gottaplay Interactive, Inc."

         Section 2.2 Bylaws. The Bylaws of Company in effect at the Effective Time shall be the Bylaws of the Surviving Corporation until amended in accordance with applicable law.

         Section 2.3 Directors and Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, (i) except for William M. Wright III and Norm Johnson, directors of the Buyer, the directors of the Company at the Effective Time shall be the directors of the Surviving Corporation and (ii) except for William M. Wright III, who shall become the Chief Operating Officer, the officers of Company at the Effective Time shall be the officers of the Surviving Corporation.

                                    ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         The Buyer represents and warrants to Company subject to such exceptions as are disclosed in the attached disclosure schedule (which disclosure schedule shall reference the corresponding appropriate section and paragraph numbers to which disclosure relates), that:

         Section 3.01. Corporate Existence and Power. The Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a Material Adverse Effect on the Buyer. Schedule 3.01 contains a complete and accurate list of every jurisdiction in which the Buyer is qualified to do business. The Buyer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect on the Buyer. The Buyer has heretofore delivered to Company true and complete copies of the articles of incorporation and bylaws of the Buyer as currently in full force and effect. The Buyer is not in violation of any of the provisions of its articles of incorporation or bylaws. For purposes of this Agreement, "Material Adverse Effect" means a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of a party or its subsidiaries (taken individually and as a whole).

         Section 3.02. Corporate Authorization. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby are within the Buyer's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding Shares in connection with the consummation of the Merger (if required by law), have been duly authorized by all necessary corporate action on the part of the Buyer.

         The affirmative vote of the holders of: (i) a majority of the outstanding Shares (if required by law): (ii) a majority of the outstanding shares of Common Stock of Buyer (if required by law); and (iii) a majority of the outstanding shares of Preferred Stock (if required by law) are the only votes of the holders of any of the Buyer's capital stock necessary in connection with the consummation of the Merger. This Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding agreements of the Buyer enforceable against the Buyer in accordance with their terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         Section 3.03. Governmental Authorization. The execution, delivery and performance by the Buyer of this Agreement and the Escrow Agreement and the consummation by the Buyer of the transactions contemplated hereby and thereby require no action on the part of the Buyer by or in respect of, or filing with, any governmental body, agency, official or authority, domestic, foreign or supranational, other than the filing of the Articles of Merger with respect to the Merger with the Secretary of State of the State of Nevada and appropriate documents with the relevant authorities of other states in which the Buyer is qualified to do business.

         Section 3.04. Non-Contravention. The execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or bylaws of the Buyer; (ii) contravene, conflict with, or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree;
(iii) require any consent or other action by any person under, constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Buyer or any of its subsidiaries is entitled under any provision of any agreement or other instrument binding upon the Buyer or any of its Subsidiaries or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Buyer and its subsidiaries; or (iv) result in the creation or imposition of any lien on any asset of the Buyer or any of its subsidiaries.

          Section 3.05.  Capitalization.
                         --------------

         (a) The authorized capital stock of the Buyer consists of 100,000,000 shares of Common Stock, par value $.001 per share ("Buyer Shares') There are outstanding 32,031,981 Buyer Shares (5,338,664 shares post Reverse Stock Split) .. In addition, Buyer has issued convertible debentures held by Highgate House Funds, Ltd.,("Highgate") in the approximate amount, including principal and interest, of $735,000, which are secured by 11,500,000 Buyer Shares held in escrow and not included in the 32,031,98 Buyer Shares issued and outstanding shares referenced above. All outstanding shares of capital stock of the Buyer have been, when issued in accordance with the respective terms thereof, duly authorized and validly issued, and are fully paid and non-assessable. Schedule
3.05 contains a complete and accurate list of every holder of employee stock options, including number of shares for which the options are exercisable, grant date, vesting schedule, and exercise price.

         In addition, Buyer also has outstanding 7,500,000 "rights" (the "Rights" or a "Right"), each Right to issue one share of Buyer's Common Stock for each Right owned upon closing of the Merger.

         (b) Other than as set forth in the immediately preceding Paragraph of this Section 3.05, there are no outstanding (i) shares of capital stock or voting securities of the Buyer; (ii) securities of the Buyer convertible into or exchangeable for shares of capital stock or voting securities of the Buyer; or
(iii) options, warrants or other rights to acquire from the Buyer or other obligation of the Buyer to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Buyer (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Buyer Securities"). There are no outstanding obligations of the Buyer or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Buyer Securities. The holders of Buyer Stock Options have been or will be given, or shall have properly waived, any required notice of the Merger prior thereto.

         (c) None of the Buyer Shares are owned by any subsidiary of the Buyer. None of the Buyer Shares were issued in violation of the 1993 Act, Nevada Law or other state securities laws or regulations or any preemptive rights.

         Section 3.06.   Subsidiaries.

         (a) Each subsidiary of the Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted. Each such subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have, individually or the aggregate, a Material Adverse Effect on the Buyer and such subsidiary, taken as a whole. Schedule 3.06 contains a complete and accurate list for each Subsidiary, listing jurisdiction of incorporation and every other jurisdiction in which such subsidiary is qualified to do business. No subsidiary is in violation of any of the provisions of its articles or certificates of incorporation or bylaws.

         (b) All of the outstanding shares of capital stock of, or other voting securities or ownership interests in, each subsidiary of the Buyer is owned by the Buyer, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests). There are no outstanding (i) securities of the Buyer or any of its subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any subsidiary of the Buyer or (ii) options or other rights to acquire from the Buyer or any of its subsidiaries, or other obligation of the Buyer or any of its subsidiaries to issue, any capital stock or other voting securities or ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities or ownership interests in, any subsidiary of the Buyer (the items in clauses (i) and (ii) being referred to collectively as the "Buyer Subsidiary Securities"). There are no outstanding obligations of the Buyer or any of its subsidiaries to repurchase, redeem or otherwise acquire any of the Buyer Subsidiary Securities.

         Section 3.07. Financial Statements. The audited balance sheets as of January 31, 2005 and 2004 and related audited statements of income and cash flows for each of the years ended January 31, 2005 and 2004 of the Buyer and the unaudited financial statements as of October 31, 2005 as filed with the United States Securities & Exchange Commission, fairly present, in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Buyer and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended. Such financial statements include all adjustments that are necessary for a fair presentation of the consolidated financial position and results of operations of the Buyer and its subsidiaries as of the dates thereof and for the periods covered thereby.

         Section 3.08. Absence of Certain Changes. Since October 31, , 2005, (the "Buyer Balance Sheet Date"), the business of the Buyer and its subsidiaries has been conducted in the ordinary course consistent with past practices and other than as set forth on Schedule 3.08, there has not been:

         (a) any event, occurrence, development or state of circumstances or facts that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer;

         (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Buyer, or any repurchase, redemption or other acquisition by the Buyer or any of its subsidiaries of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Buyer or any of its subsidiaries;

         (c) any amendment of any material term of any outstanding security of the Buyer or any of its subsidiaries;

         (d) any incurrence, assumption or guarantee by the Buyer or any of its subsidiaries of any indebtedness for borrowed money;

         (e) any creation or other incurrence by the Buyer or any of its subsidiaries of any lien on any asset;

         (f) any making of any loan, advance or capital contributions to or investment in any Person, except for reasonable advances to employees and consultants for travel and business expenses in the ordinary course of business consistent with past practices;

         (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Buyer or any of its subsidiaries that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer;

         (h) any transaction or commitment made, or any contract or agreement entered into, by the Buyer or any of its subsidiaries relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Buyer or any of its subsidiaries of any contract or other right, in either case, material to the Buyer and its subsidiaries, taken as a whole, other than those contemplated by this Agreement or in the ordinary course of business consistent with past practices;

         (i) any change in any method of accounting or accounting principles or practice by the Buyer or any of its subsidiaries, except for any such change required by reason of a concurrent change in GAAP;

         (j) any (i) grant of any severance or termination pay to (or amendment to any existing arrangement with) any director, officer or employee of the Buyer or any of its subsidiaries, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) any entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Buyer or any of its subsidiaries, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of the Buyer or any of its subsidiaries, or (v) increase in compensation, bonus or other benefits payable to any director, officer or employee of the Buyer or any of its subsidiaries;

         (k) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Buyer or any of its subsidiaries, which employees were not subject to a collective bargaining agreement at the Buyer Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

         (l) any Tax election made or changed, any annual tax accounting period changed, any method of tax accounting adopted or changed, any amended Tax Returns or claims for Tax refunds filed, any closing agreement entered into, any Tax claim, audit or assessment settled, or any right to claim a Tax refund, offset or other reduction in Tax liability surrendered; or

         (m) any agreement or commitment to do any of the foregoing.

         Section 3.09. No Undisclosed Liabilities. There are no liabilities or obligations of the Buyer or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

         (a) liabilities or obligations disclosed and provided for in the Buyer Balance Sheet or in the notes thereto, and

         (b) liabilities or obligations incurred in the ordinary course of business consistent with past practices since the Buyer Balance Sheet Date that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer.

         Section 3.10. Compliance with Laws and Court Orders. The business of the Buyer and each of its Subsidiaries is and has been conducted in compliance with, and to the knowledge of the Buyer is not under investigation with respect to, and has not been threatened to be charged with or given notice of any violation of, any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree.

         Section 3.11.  Material Contracts.

         (a) Other than contracts or agreements that were fully executed prior to the Buyer Balance Sheet Date, or as previously disclosed by Buyer to the Company, or included as Schedule 3.11(a), neither the Buyer nor any of its Subsidiaries is a party to or bound by:

              (i) any lease or sublease (whether of real or personal property)

              (ii) any agreement for the purchase of materials, supplies, goods, services, equipment or other assets providing for either (A) annual payments by the Buyer or its Subsidiaries of $______ or more or (B) aggregate payments by the Buyer or its Subsidiaries of $_____ or more;

              (iii) any sales, distribution or other similar agreement providing for the sale or license by the Buyer or its Subsidiaries of materials, supplies, goods, services, equipment or other assets or license that provides for either
(A) annual payments to the Buyer or its Subsidiaries of $______ or more or (B) aggregate payments to the Buyer and the Subsidiaries of $_____ or more;

             (iv) any partnership, joint venture or other similar agreement or arrangement;

              (v) any agreement relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);

             (vi) any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $______ and which may be prepaid on not more than 30 days notice without the payment of any penalty;

            (vii) except in the ordinary course of business consistent with past practices, any option (other than employee stock options), license, franchise or similar agreement;

           (viii) any agency, dealer, sales representative, marketing, distribution or other similar agreement;

           (ix) any agreement that limits the freedom of the Buyer or any Subsidiary to compete in any line of business or with any Person or in any area or which could reasonably be expected to so limit the freedom of the Buyer or any Subsidiary after the Closing Date;

           (x) any agreement with any Affiliate of the Buyer (or any Subsidiary), with any director or officer of the Buyer or any of its Subsidiaries, or with any "associate" or any member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the 1934
Act) of any such director or officer; or

           (xi) except for the employment agreement between Buyer and William M. Wright III, any employment agreement, or any agreement with severance, change in control or similar arrangements that will result in any obligation (absolute or contingent) of the Buyer or any Subsidiary to make any payment as a result of the consummation of the Merger, termination of employment or both; or

          (xii) any other agreement, commitment, arrangement or plan not made in the ordinary course of business that is material to the Buyer and its Subsidiaries, taken as a whole, including without limitation, any agreement involving annual payments by any customer to the Buyer and its Subsidiaries in excess of $_______.

         (b) Each agreement, contract, plan, lease, arrangement or commitment disclosed in any Schedule to this Agreement or required to be disclosed pursuant to this Section is a valid and binding agreement of the Buyer or its Subsidiaries, as the case may be, and is in full force and effect with respect to the Buyer or any Subsidiary of the Buyer and, to the knowledge of the Buyer, any other party thereto, and none of the Buyer, any Subsidiary of the Buyer or, to the knowledge of the Buyer, any other party thereto is in default or breach in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitment, and, to the knowledge of the Buyer, no event or circumstance has occurred that, with notice or lapse of time or both, could reasonably be expected to constitute any event of default thereunder. True and complete copies of each such agreement, contract, plan, lease, arrangement or commitment have been delivered to Company.

         (c) The Buyer and each subsidiary of Buyer have fulfilled all material obligations required pursuant to each Material Contract to have been performed by the Buyer prior to the date hereof, and to the knowledge of the Buyer, without giving effect to the Merger, the Buyer will be able to fulfill, when due, all of its obligations under the Material Contracts that remain to be performed after the date hereof.

         Section 3.12. Litigation. There is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Buyer, threatened against or affecting, the Buyer or any of its Subsidiaries, or, to the knowledge of the Buyer pending or threatened against or affecting any present or former officer, director or employee of the Buyer or any of its Subsidiaries or any other Person for whom the Buyer or any of such Subsidiary could reasonably be expected to be liable or any of their respective properties or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby before any court or arbitrator or before or by any governmental body or agency.

         Section 3.13. Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Buyer or any of its Subsidiaries who might be entitled to any fee or commission from the Buyer or any of its officers, directors or stock holders holding more than 5% of the Buyer's outstanding common stock ("Affiliates") in connection with the transactions contemplated by this Agreement.

         Section 3.14.  Taxes.

         (a) (i) All Tax Returns, statements, reports and forms (including estimated tax or information returns and reports) required to be filed with any Tax Authority with respect to any Pre-Closing Tax Period by or on behalf of the Buyer or any subsidiary (collectively, the "Buyer Returns"), have, to the extent required to be filed on or before the date hereof, been filed when due (including extensions obtained in accordance with applicable law) in accordance with all applicable laws; (ii) as of the time of filing, the Buyer Returns were accurate and complete in all respects of fact and law; (iii) all Taxes shown as due and payable on the Buyer Returns that have been filed have been timely paid, or withheld and remitted to the appropriate Tax Authority; (iv) in each applicable jurisdiction, since the date the most recent Buyer Return was due,
(A) no taxes have been paid by Buyer or by any subsidiary, other than Taxes (excluding interest, penalties, additions to tax and additional amounts) timely paid in accordance with applicable law and with the Buyer's prior practice on income earned in the ordinary course of business, and (B) all Taxes permitted to be paid under clause (A) have been timely paid; (v) the charges, accruals and reserves for Taxes with respect to the Buyer and its subsidiaries set forth on the Buyer Balance Sheet (excluding any provision for deferred income taxes reflecting either differences between the treatment of items for accounting and income tax purposes or carryforwards) are adequate to cover Tax liabilities accruing through, the Buyer Balance Sheet Date; (vi) all information set forth in the Buyer Balance Sheet (including the notes thereto) relating to Tax matters is true and complete; (vii) there is no claim, audit, action, suit, proceeding, or investigation now pending or (to the knowledge of the Buyer) threatened against or with respect to the Buyer or any subsidiary in respect of any Tax or Tax Asset (a "Tax Contest"); (viii) no adjustment that could increase the Tax liability, or reduce any Tax Asset, of the Buyer or any subsidiary has been made, proposed or (to the knowledge of the Buyer) threatened by a Tax Authority during any Tax Contest relating to a Pre-Closing Tax Period which could reasonably be expected to be made, proposed or threatened in a Tax Contest relating to any subsequent Pre-Closing Tax period or a Post-Closing Tax Period;
(ix) there are no requests for rulings or determinations in respect of any Tax or Tax Asset pending between the Buyer or any subsidiary and any Tax Authority;
(x) neither the Buyer nor any subsidiary has received a Tax opinion with respect to any transaction relating to the Buyer or any subsidiary; and (xi) neither the Buyer nor any subsidiary is or has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Buyer was the common Company prior to the date hereof, and neither the Buyer nor any subsidiary is or has been a party to any tax sharing agreement or to any other agreement or arrangement referred to in clause (ii) or (iii) of the definition of "Tax".

         (b) Schedule 3.14(b) contains a list of all jurisdictions (whether foreign or domestic) to which any Tax is currently paid by the Buyer or any Subsidiary and all jurisdictions to which the Buyer presently anticipates paying Tax for the current Tax year.

         (c) Tax Definitions.

          (i) "Post-Closing Tax Period" means any Tax period beginning after the Closing; and, with respect to a Tax period that begins on or before the Closing and ends thereafter, the portion of such Tax period beginning after the Closing.

          (ii) "Pre-Closing Tax Period" means any Tax period ending on or before the Closing; and, with respect to a Tax period that begins on or before the Closing and ends thereafter, the portion of such Tax period ending on the Closing.

          (iii) "Tax" means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any Person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (a "Tax Authority") responsible for the imposition of any such tax (domestic or foreign), and any liability for any of the foregoing as transferee,
(ii) in the case of the Buyer or any of its Subsidiaries, liability for the payment of any amount of the type described in clause (i) as a result of being or having been before the Effective Time member of an affiliated, consolidated, combined or unitary group, or a party to any agreement or arrangement, as a result of which liability of the Buyer or any of its Subsidiaries to a Tax Authority is determined or taken into account with reference to the activities of any other Person, and (iii) liability of the Buyer or any of its Subsidiaries for the payment of any amount as a result of being party to any Tax Sharing Agreement or with respect to the payment of any amount imposed on any person of the type described in (i) or (ii) as a result of any existing express or implied agreement or arrangement (including, but not limited to, an indemnification agreement or arrangement).

          (iv) "Tax Asset" means any net operating loss, net capital loss, investment tax credit, foreign tax credit, charitable deduction or any other credit or tax attribute that could be carried forward or back to reduce Taxes (including without limitation deductions and credits related to alternative minimum Taxes.)

          (v) "Tax Return" shall mean any report, return, document, declaration or other information or filing required to be supplied to any Tax Authority with respect to Taxes, including information returns, any documents with respect to or Buyer payments of estimated Taxes, or with respect to or Buyer's requests for the extension of time in which to file any such report, return, document, declaration or other information.

         Section 3.15.  Employee Benefit Plans.

           (a) Schedule 3.15(a) contains a correct and complete list identifying each "employee benefit plan", as defined in Section 3(3) of ERISA, each employment, severance or similar contract, plan, arrangement or policy and each other plan or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by the Buyer or any ERISA Affiliate and covers any employee or former employee of the Buyer or any of its Subsidiaries, or with respect to which the Buyer or any of its subsidiaries has any material liability. Copies of such plans (and, if applicable, related trust or funding agreements or insurance policies) and all amendments thereto and written interpretations thereof have been furnished to Company together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and tax return (Form 990) prepared in connection with any such plan or trust. Such plans are referred to collectively herein as the "Employee Plans".

         (b) Neither the Buyer nor any ERISA Affiliate nor any predecessor thereof sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, any Employee Plan subject to Title IV of ERISA.

         (c) Neither the Buyer nor any ERISA Affiliate nor any predecessor thereof contributes to, or has in the past contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA (a "Multiemployer Plan").

         (d) Each Employee Plan which is intended to be qualified under
Section 401(a) of the Code has received a favorable determination or opinion letter, as applicable, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service, and the Buyer is not aware of any reason why any such determination or opinion letter should be revoked or not be issued. The Buyer has made available to the Company copies of the most recent Internal Revenue Service determination or opinion letters with respect to each such Employee Plan. Each Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Employee Plan. No material events have occurred with respect to any Employee Plan that could result in payment or assessment by or against the Buyer of any material excise taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E or 5000
of the Code.

         (e) The consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) entitle any employee, former employee or independent contractor of the Buyer or any of its subsidiaries to severance pay, bonus, retirement, job security or similar benefit or accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Employee Plan or any other employment or benefit arrangement. There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of the Buyer or any of its subsidiaries that, individually or collectively, could entitle any employee or former employee to any severance or other payment solely as a result of the transactions contemplated hereby, or could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G or 162(m) of the Code.

         (f) Neither the Buyer nor any of its subsidiaries has any liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Buyer or its subsidiaries except as required to avoid excise tax under Section 4980B of the Code.

         (g) There has been no amendment to, written interpretation or announcement (whether or not written) by the Buyer or any of its Affiliates relating to, or change in employee participation or coverage under, an Employee Plan which could increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the year ended January 31, 2005.

         (h) Neither the Buyer nor any of its subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or other contract or understanding with a labor union or organization.

         (i) All contributions and payments accrued under each Employee Plan, determined in accordance with prior funding and accrual practices, as adjusted to include proportional accruals for the period ending as of the date hereof, have been discharged and paid on or prior to the date hereof except to the extent reflected as a liability on the Buyer Balance Sheet.

         (j) There is no action, suit, investigation, audit or proceeding pending against or involving or, to the knowledge of the Buyer, threatened against or involving, any Employee Plan before any court or arbitrator or any state, federal or local governmental body, agency or official.

         Section 3.16. Properties. (a) The Buyer and its subsidiaries have good and marketable, indefeasible, fee simple title to, or in the case of leased property and assets have valid leasehold interests in, all property and assets (whether real, personal, tangible or intangible) reflected on the Buyer Balance Sheet or acquired after the Buyer Balance Sheet Date, except for properties and assets sold since the Buyer Balance Sheet Date in the ordinary course of business consistent with past practices. None of such property or assets is subject to any lien, except:

          (i) Liens disclosed on the Buyer Balance Sheet;

          (ii) Liens for taxes not yet due or being contested in good faith (and for which adequate accruals or reserves have been established on the Buyer Balance Sheet); or

          (iii) Such imperfections of title and encumbrances, if any, which do not materially detract from the value or interfere with the use of the property subject thereto or affected thereby.

         (b) There are no developments affecting any such property or assets pending or, to the knowledge of the Buyer threatened, which could reasonably be expected to materially detract from the value, materially interfere with any present or intended use or materially adversely affect the marketability of any such property or assets.

         (c) All leases of such real property and personal property are in good standing and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and there does not exist under any such lease any default or any event which with notice or lapse of time or both could reasonably be expected to constitute a default.

         (d) The real property and equipment owned by the Buyer or any of its subsidiaries have no material defects, are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted), are adequate and suitable for their present uses and, in the case of plants, buildings and other structures (including, without limitation, the roofs thereof), are structurally sound.

         (e) Such real property, and its continued use, occupancy and operation as currently used, occupied and operated, does not constitute a nonconforming use under all applicable building, zoning, subdivision and other land use and similar laws, regulations and ordinances.

         (f) The property and assets owned or leased by the Buyer or any subsidiary, or which they otherwise have the right to use, constitute all of the property and assets used or held for use in connection with the businesses of the Buyer or any subsidiary and are adequate to conduct such businesses as currently conducted.

         Section 3.17. Services. Each of the services provided or licensed by the Buyer or its subsidiaries are, and at all times up to and including the sale thereof have been, (i) in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations.

         Section 3.18.  Intellectual Property.

(a) Schedule 3.18(a) contains a true and complete list of each of the registrations, applications and other material intellectual property rights (the "Intellectual Property Rights") (excluding software that may be purchased over-the-counter for less than $5,000), specifying as to each such Intellectual Property Right, as applicable, (i) the nature of such Intellectual Property Right, (ii) the owner of such Intellectual Property Right, (iii) the jurisdictions by or in which such Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed, (iv) the registration or application numbers thereof, (v) the termination or expiration dates thereof and (vi) all agreements related to such Intellectual Property Right (other than end user licenses entered into in the ordinary course of the business of the Buyer or its subsidiaries that contain substantially the terms set forth in Schedule 3.18(a)(vi)), including (A) the date of any license or agreement, (B) the identity of all parties thereto, (C) a description of the nature and subject matter thereof, and (D) the term thereof.

         (b) The Intellectual Property Rights constitute all of the Intellectual Property Rights necessary to, or used or held for use in, the conduct the business of the Buyer and its subsidiaries as currently conducted and as proposed by the Buyer or any of its subsidiaries to be conducted to the extent such proposal has been disclosed to Company prior to the Effective Date. There exist no restrictions on the disclosure, use or transfer of the Intellectual Property Rights. The consummation of the transactions contemplated by this Agreement will not alter, impair or extinguish any Intellectual Property Rights.

         (c) Neither the Buyer nor any of its subsidiaries have given an indemnity in connection with any Intellectual Property Right to any Person.

         (d) None of the Buyer and its subsidiaries has infringed, misappropriated or otherwise violated any intellectual property right of any third party. There is no claim, action, suit, investigation or proceeding pending against, or, to the knowledge of the Buyer, threatened against or affecting, the Buyer, any of its subsidiaries, any present or former officer, director or employee of the Buyer or any of its subsidiaries (i) based upon, or challenging or seeking to deny or restrict, the rights of the Buyer or any of its subsidiaries in any of the Intellectual Property Rights , (ii) alleging that the use by the Buyer and its subsidiaries of the Intellectual Property Rights or any services provided, processes used or products manufactured, used, imported or sold by the Buyer or any of its subsidiaries do or may conflict with, misappropriate, infringe or otherwise violate any intellectual property right of any third party or (iii) alleging that the Buyer or any of its subsidiaries have infringed, misappropriated or otherwise violated any intellectual property right of any third party.

         (e) None of the Intellectual Property Rights material to the operation of the business of the Buyer and its subsidiaries has been adjudged invalid or unenforceable in whole or part, and, to the knowledge of the Buyer, all such Intellectual Property Rights are valid and enforceable.

         (f) The Buyer and its subsidiaries hold all right, title and interest in and to all Intellectual Property Rights and all of the Buyer's and its subsidiaries' rights to use licensed intellectual property rights, are free and clear of any lien. In each case where a patent or patent application, trademark registration or trademark application, service mark registration or service mark application, or copyright registration or copyright application included in Intellectual Property Rights, is held by assignment, the assignment has been duly recorded with the governmental authority from which the patent or registration issued or before which the application or application for registration is pending. The Buyer and its subsidiaries have taken all actions necessary to maintain and protect the Intellectual Property Rights and their rights in the licensed Intellectual Property Rights, including payment of applicable maintenance fees and filing of applicable statements of use.

         (g) To the knowledge of the Buyer, no Person has infringed, misappropriated or otherwise violated any Intellectual Property Right or licensed Intellectual Property Right. The Buyer and its subsidiaries have taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all of the Buyer's trade secrets included in the Intellectual Property Rights and the licensed Intellectual Property Rights. None of the Intellectual Property Rights of the Buyer or any of its subsidiaries that are material to the business or operation of the Buyer or any of its subsidiaries and the value of which to the Buyer or any of its subsidiaries is contingent upon maintaining the confidentiality thereof, has been disclosed other than to employees, representatives and agents of the Buyer or any of its subsidiaries all of whom are bound by written confidentiality agreements substantially in the form previously disclosed to Company.

         (h) The Buyer and its subsidiaries have taken reasonable steps in accordance with normal industry practice to preserve and maintain reasonably complete (i) notes and records relating to the Intellectual Property Rights and
(ii) evidence of Buyer's and its subsidiaries' rights in licensed Intellectual Property Rights.

         (i) With respect to pending applications and applications for registration of the Intellectual Property Rights and licensed Intellectual Property Rights that are material to the business or operation of the Buyer or any of its subsidiaries, the Buyer is not aware of any reason that could reasonably be expected to prevent any such application or application for registration from being granted with coverage substantially equivalent to the latest amended version of the pending application or application for registration. None of the trademarks, service marks, applications for trademarks and applications for service marks included in the Intellectual Property Rights that are material to the business or operation of the Buyer or any of its subsidiaries have been the subject of an opposition or cancellation procedure. None of the patents and patent applications included in the Intellectual Property Rights that are material to the business or operation of the Buyer or any subsidiary have been the subject of an interference, protest, public use proceeding or third party reexamination request.

         (j) All products sold or licensed by the Buyer, any subsidiary or any licensee of the Buyer or any subsidiary and covered by a patent, trademark or copyright included in the Intellectual Property Rights have been marked with the notice (applicable as of the date hereof) of all nations requiring such notice in order to collect damages.

         (k) All directors, officers, employees and contractors of the Buyer have entered into proprietary rights, confidentiality and non-competition agreements with the Buyer in a form substantially similar to that provided to Company.

         Section 3.19. Insurance Coverage. Schedule 319 contains a complete and accurate list of, and the Buyer has furnished to Company true and complete copies of, all insurance policies and fidelity bonds relating to the assets, business, operations, employees, officers or directors of the Buyer and its subsidiaries. There is no claim by the Buyer or any of its subsidiaries pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies and bonds have been timely paid and the Buyer and its subsidiaries have otherwise complied fully with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) have been in effect since _____and remain in full force and effect. The Buyer does not know of any threatened termination of, premium increase with respect to, or material alteration of coverage under, any of such policies or bonds. The Buyer and its subsidiaries shall after the Closing continue to have coverage under such policies and bonds with respect to events occurring prior to the Closing.

         Section 3.20. Licenses and Permits. Schedule 3.20 correctly describes each material license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Buyer and its subsidiaries (the "Permits") together with the name of the government agency or entity issuing such Permit. The Permits are valid and in full force and effect. Neither the Buyer nor any subsidiary is in default under, and no condition exists that with notice or lapse of time or both could constitute a default under, the Permits. None of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby. The Buyer and each subsidiary have made all filings with governmental entities and have received all permits, registrations, licenses, franchises, certifications and other approvals necessary to conduct and operate its business as currently conducted or operated by it and to permit the Buyer to own or use its assets in the manner in which such assets are currently owned or used.

         Section 3.21. Receivables. All accounts, notes receivable and other receivables (other than receivables collected since the Buyer Balance Sheet Date or Interim Balance Sheet Date) reflected on the Buyer Balance Sheet are, and all accounts and notes receivable arising from or otherwise relating to the business of the Buyer and its subsidiaries as of the Closing Date will be, valid and genuine. All accounts, notes receivable and other receivables arising out of or relating to the business of the Buyer and its subsidiaries as of the Buyer Balance Sheet Date have been included in the Buyer Balance Sheet and all reserves for doubtful accounts reflected thereon were taken in accordance with GAAP applied on a consistent basis.

         Section 3.22. Representations Complete. Neither any of the representations or warranties made by the Buyer in this Agreement, nor any statements made in any, exhibit, schedule or certificate furnished by the Buyer pursuant to this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

         Section 3.23. Employees. The Buyer has previously provided to the Company a schedule setting forth a true and complete list of the names, titles, annual salaries and other compensation of all officers of the Buyer and its subsidiaries and all other employees of the Buyer and its subsidiaries. The Buyer has no knowledge, except as disclosed on Schedule 3.23, that any of such employees or any other key employee of the Buyer and its subsidiaries intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date.

         Section 3.24. Labor Matters. The Buyer and its subsidiaries are in compliance with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice. There is no unfair labor practice complaint pending or, to the knowledge of the Buyer, threatened against the Buyer or any Subsidiary before the National Labor Relations Board.

         Section 3.25. Environmental Matters. (a) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Buyer:

          (i) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review is pending or, to the knowledge of the Buyer, is threatened by any governmental entity or other Person relating to or arising out of any Environmental Law;

          (ii) the Buyer and its subsidiaries are and have been in compliance with all environmental Laws and all environmental permits; and

          (iii) there are no liabilities of or relating to the Buyer or any of its subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any environmental law, and to the knowledge of the Buyer there are no facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

         (b) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Buyer has knowledge in relation to the current or prior business of the Buyer or any of its subsidiaries or any property or facility now or previously owned or leased by the Buyer or any of its subsidiaries that has not been delivered to the Company at least five days prior to the date hereof.

         (c) For purposes of this Section 3.25, the terms "Buyer" shall include any entity that is, in whole or in part, a predecessor of the Buyer or any of its subsidiaries.

         Section 3.26.  Certain Interests.

         (a) To the knowledge of the Buyer, none of the Buyer Shareholders or their Subsidiaries or any officer or director of the Buyer and no spouse of any such Person:

             (i) Has been an officer, director or shareholder of any significant supplier or customer of the Buyer, or of any third party which holds, directly or indirectly, 50% or more of the outstanding shares of any such supplier or customer, provided, however, that the ownership of securities representing not more than 5% of the outstanding voting power of any supplier or customer, and which are listed on any national securities exchange or traded actively in the national over-the-counter market, shall not be deemed to be a "shareholder" as long as the person owning such securities has no other connection or relationship with such supplier or customer;

             (ii) owns, directly or indirectly, in whole or in part, or has any other interest in any tangible or intangible property which the Buyer uses or has used in the conduct of its business or otherwise (except for any such ownership or interest resulting from the ownership of securities in a public Buyer); or

             (iii) has outstanding any indebtedness to the Buyer.

         (b) Except as disclosed to the Company by Buyer (or disclosed in the Buyer's Financial Statements and except for the payment of employee compensation in the ordinary course of business, the Buyer does not have any liability or any other obligation of any nature whatsoever to any shareholder of the Buyer or any affiliate thereof or to any officer or director of the Buyer or, to the knowledge of the Buyer, to any immediate relative or spouse (or immediate relative of such spouse) of any such officer or director.

         (c) Except as disclosed to the Company by Buyer, there have been no transactions between the Buyer and any Affiliate since the Buyer Balance Sheet Date. There are no agreements or understandings now in effect between the Buyer and any Affiliate. The Buyer Disclosure Schedule (x) states the amounts due from the Buyer to any Affiliate and the amounts due from any Affiliate to the Buyer,
(y) describes the transactions out of which such amounts arose and (z) describes any interest of any Affiliate in any supplier or customer of, or any other entity that has had business dealings with the Buyer since the Buyer Balance Sheet Date. After the Closing, there will be no obligations or other liabilities, including inter-Buyer obligations, between the Buyer, on the one hand, and any Affiliate, on the other hand.

         Section 3.27. Customers; Suppliers. (a) Schedule 3.27 sets forth the names of the ten most significant customers (by dollar amount of sales) of the Buyer and its subsidiaries for the year ended December 31, 2005, and the period from and the dollar amount of sales for each such customer during such periods. The Buyer has received no notice and has no knowledge that any such significant customer of the Buyer has ceased, or will cease, to purchase the products of the Buyer, or has substantially reduced, or intends to substantially reduce, the purchase of such products and/or services from the Buyer.

         Section 3.28. Books And Records. The books of account and other financial records of the Buyer have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of the Buyer contain records of all corporate action taken by the shareholders, the Board of Directors and any committees of the Board of Directors of the Buyer. At the Closing, all of those books and records will be in the possession of the Buyer. The Buyer has previously disclosed all of these books, records and accounts to Company.

         Section 3.29. State Takeover Statutes. The Board of Directors of the Buyer has taken all action necessary to ensure that any restrictions on business combinations contained in the Nevada Law will not apply to the Merger and the other transactions contemplated by this Agreement. To the Knowledge of the Buyer, no other state takeover statute is applicable to the Merger or the other transactions contemplated by this Agreement.

                                    ARTICLE 4
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Buyer that:

         Section 4.01. Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a Material Adverse Effect on the Company.
Schedule 4.01 contains a complete and accurate list of every jurisdiction in which the Company is qualified to do business. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company has heretofore delivered to the Company true and complete copies of the articles of incorporation and bylaws of the Company as currently in full force and effect. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws.

         Section 4.02. Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby are within the Company's corporate powers and, except for the affirmative vote of the holders of a majority of the outstanding shares of common stock ("Company Shares") in connection with the consummation of the Merger (if required by law), have been duly authorized by all necessary corporate action on the part of the Company.

         The affirmative vote of the holders of (i) a majority of the outstanding Shares (if required by law), (ii) a majority of the outstanding Company Shares (if required by law), and (iii) a majority of the outstanding shares of Preferred Stock (if required by law) are the only votes of the holders of any of the Company's capital stock necessary in connection with the consummation of the Merger. This Agreement, assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute valid and binding agreements of the Company, is enforceable against the Company in accordance with their terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         Section 4.03. Governmental Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby require no action on the part of the Company by or in respect of, or filing with, any governmental body, agency, official or authority, other than the filing of an agreement of merger with respect to the Merger with the Secretary of State of the State of Nevada and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business.

         Section 4.04. Non-contravention. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the articles of incorporation or bylaws of the Company, (ii) assuming compliance with the matters referred to in Section 4.03, contravene, conflict with, or result in a violation or breach of any provision of any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree, (iii) require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company, or (iv) result in the creation or imposition of any lien on any asset of the Company.

         Section 4.05.  Capitalization.

         (a) The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, par value $0.0001 per share ("Company Shares".) 10,000,000 shares of Class A Common Stock, par value $0.0001 per share, and 10,000,000 shares of "Blank Check" preferred stock ($0.0001 par value.) There are outstanding 17,020,000 Company Shares outstanding and stock options to purchase an aggregate of 2,000,000 Company Shares (of which options to purchase an aggregate of 2,000,000 Company Shares were immediately vested and exercisable). There are no Class A Common Stock nor any preferred stock outstanding. All outstanding Company Shares have been, when issued in accordance with the respective terms thereof, duly authorized and validly issued, and are fully paid and non-assessable. Schedule 4.05 contains a complete and accurate list of every holder of stock options, including number of shares for which the options are exercisable, grant date, vesting schedule, and exercise price.

         (b) Other than as set forth in the immediately preceding Paragraph of this Section 4.05, or or as set forth in Schedule 4.05 (b there are no outstanding (i) shares of capital stock or voting securities of the Company,
(ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options, warrants or other rights to acquire from the Company or other obligation of the Company to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company (the items in clauses (i), (ii) and (iii) being referred to collectively as the "Company Securities"). There are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any of the Company securities. The holders of Company Stock Options have been or will be given, or shall have properly waived, any required notice of the Merger prior thereto.

         (c) None of the Company Shares were issued in violation of the 1993 Act, Nevada Law or other state securities laws or regulations or any preemptive rights.

         Section 4.06.   Subsidiaries.  There are no subsidiaries of the Company

         Section 4.07. Financial Statements. The audited balance sheets as of September 30, 2005 and 2004 and related audited statements of income and cash flows for each of the years ended September 30, 2005 and 2004 and unaudited interim financial statements for the three months ended December 31, 2005 (subject to normal reconciling adjustments) of the Company provided to Buyer and attached hereto as Schedule 4.07 fairly present, in conformity GAAP applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated financial position of the Company as of the dates thereof and their results of operations and cash flows for the periods then ended (subject only to normal year-end adjustments and an absence of footnotes in the case of any unaudited interim financial statements). Such financial statements include all adjustments that are necessary for a fair presentation of the consolidated financial position and results of operations of the Company as of the dates thereof and for the periods covered thereby.

         Section 4.08. Absence of Certain Changes. Since December 31, 2005, (the Company Balance Sheet Date), the business of the Company has been conducted in the ordinary course consistent with past practices and other than as set forth on Schedule 4.08, there has not been:

         (a) any event, occurrence, development or state of circumstances or facts that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

         (b) any declaration, setting aside or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or any repurchase, redemption or other acquisition by the Company of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Company;

         (c) any amendment of any material term of any outstanding security of the Company;

         (d) any incurrence, assumption or guarantee by the Company of any indebtedness for borrowed money;

         (e) any creation or other incurrence by the Company of any lien on any asset;

         (f) any making of any loan, advance or capital contributions to or investment in any Person, except for reasonable advances to employees and consultants for travel and business expenses in the ordinary course of business consistent with past practices;

         (g) any damage, destruction or other casualty loss (whether or not covered by insurance) affecting the business or assets of the Company that has had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company;

         (h) any transaction or commitment made, or any contract or agreement entered into, by the Company relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Company of any contract or other right, in either case, material to the Company, taken as a whole, other than those contemplated by this Agreement or in the ordinary course of business consistent with past practices;

         (i) any change in any method of accounting or accounting principles or practice by the Company, except for any such change required by reason of a concurrent change in GAAP;

         (j) any (i) grant of any severance or termination pay to (or amendment to any existing arrangement with) any director, officer or employee of the Company, (ii) increase in benefits payable under any existing severance or termination pay policies or employment agreements, (iii) any entering into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Company, (iv) establishment, adoption or amendment (except as required by applicable law) of any collective bargaining, bonus, profit-sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any director, officer or employee of the Company, or (v) increase in compensation, bonus or other benefits payable to any director, officer or employee of the Company;

            (k) any labor dispute, other than routine individual grievances, or any activity or proceeding by a labor union or representative thereof to organize any employees of the Company, which employees were not subject to a collective bargaining agreement at the Company Balance Sheet Date, or any lockouts, strikes, slowdowns, work stoppages or threats thereof by or with respect to such employees;

          (l) any Tax election made or changed, any annual tax accounting period changed, any method of tax accounting adopted or changed, any amended Tax Returns or claims for Tax refunds filed, any closing agreement entered into, any Tax claim, audit or assessment settled, or any right to claim a Tax refund, offset or other reduction in Tax liability surrendered; or

         (m) any agreement or commitment to do any of the foregoing.

         Section 4.09. No Undisclosed Liabilities. There are no liabilities or obligations of the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than:

     (a) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto, and

        (b) liabilities or obligations incurred in the ordinary course of business consistent with past practices since the Company Balance Sheet Date that could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

         Section 4.10. Compliance with Laws and Court Orders. The business of the Company is and has been conducted in compliance with, and to the knowledge of the Company is not under investigation with respect to, and has not been threatened to be charged with or given notice of any violation of, any applicable law, statute, ordinance, rule, regulation, judgment, injunction, order or decree.

         Section 4.11.  Material Contracts.

         (a) Other than contracts or agreements that were fully executed prior to the Company Balance Sheet Date, the Company is not a party to or bound by:

                  (i) any lease or sublease (whether of real or personal property)

                  (ii) any agreement for the purchase of materials, supplies, goods, services, equipment or other assets providing for either (A) annual payments by the Company of $______ or more or (B) aggregate payments by the Company of $_____ or more;

              (iii) any sales, distribution or other similar agreement providing for the sale or license by the Company of materials, supplies, goods, services, equipment or other assets or license that provides for either (A) annual payments to the Company of $______ or more or (B) aggregate payments to the Company of $_____ or more;

             (iv) any partnership, joint venture or other similar agreement or arrangement;

              (v) any agreement relating to the acquisition or disposition of any business (whether by merger, sale of stock, sale of assets or otherwise);

             (vi) any agreement relating to indebtedness for borrowed money or the deferred purchase price of property (in either case, whether incurred, assumed, guaranteed or secured by any asset), except any such agreement with an aggregate outstanding principal amount not exceeding $______ and which may be prepaid on not more than 30 days notice without the payment of any penalty;

            (vii) except in the ordinary course of business consistent with past practices, any option (other than employee stock options), license, franchise or similar agreement;

           (viii) any agency, dealer, sales representative, marketing, distribution or other similar agreement;

           (ix) any agreement that limits the freedom of the Company to compete in any line of business or with any Person or in any area or which could reasonably be expected to so limit the freedom of the Company after the Closing Date;

           (x) any agreement with any Affiliate of the Company, with any director or officer of the Company, or with any "associate" or any member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the 1934 Act) of any such director or officer; or

           (xi) any employment agreement, or any agreement with severance, change in control or similar arrangements that will result in any obligation (absolute or contingent) of the Company to make any payment as a result of the consummation of the Merger, termination of employment or both; or

          (xii) any other agreement, commitment, arrangement or plan not made in the ordinary course of business that is material to the Company, taken as a whole, including without limitation, any agreement involving annual payments by any customer to the Company in excess of $_______.

         (b) Each agreement, contract, plan, lease, arrangement or commitment disclosed in any Schedule to this Agreement or required to be disclosed pursuant to this Section is a valid and binding agreement of the Company and is in full force and effect with respect to the Company and, to the knowledge of the Company, the Company, is not in default or breach in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitment, and, to the knowledge of the Company, no event or circumstance has occurred that, with notice or lapse of time or both, could reasonably be expected to constitute any event of default thereunder. True and complete copies of each such agreement, contract, plan, lease, arrangement or commitment have been delivered to the Buyer.

         (c) The Company has fulfilled all material obligations required pursuant to each Material Contract to have been performed by the Company prior to the date hereof, and to the knowledge of the Company, without giving effect to the Merger, the Company will be able to fulfill, when due, all of its obligations under the Material Contracts that remain to be performed after the date hereof.

         Section 4.12. Litigation. There is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company, or, to the knowledge of the Company pending or threatened against or affecting any present or former officer, director or employee of the Company or any other Person for whom the Company could reasonably be expected to be liable or any of their respective properties or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the Merger or any of the other transactions contemplated hereby before any court or arbitrator or before or by any governmental body or agency.

         Section 4.13. Finders' Fees. There is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its subsidiaries who might be entitled to any fee or commission from the Company or any of its Affiliates in connection with the transactions contemplated by this Agreement.

         Section 4.14.  Taxes.

         (a) (i) All Tax Returns, statements, reports and forms (including estimated tax or information returns and reports) required to be filed with any Tax Authority with respect to any Pre-Closing Tax Period by or on behalf of the Company (collectively, the "Company Returns"), have, to the extent required to be filed on or before the date hereof, been filed when due (including extensions obtained in accordance with applicable law) in accordance with all applicable laws; (ii) as of the time of filing, the Company Returns were accurate and complete in all respects of fact and law; (iii) all Taxes shown as due and payable on the Company Returns that have been filed have been timely paid, or withheld and remitted to the appropriate Tax Authority; (iv) in each applicable jurisdiction, since the date the most recent Company Return was due, (A) no taxes have been paid by Company, other than Taxes (excluding interest, penalties, additions to tax and additional amounts) timely paid in accordance with applicable law and with the Company's prior practice on income earned in the ordinary course of business, and (B) all Taxes permitted to be paid under clause (A) have been timely paid; (v) the charges, accruals and reserves for Taxes with respect to the Company set forth on the Company Balance Sheet (excluding any provision for deferred income taxes reflecting either differences between the treatment of items for accounting and income tax purposes or carryforwards) are adequate to cover Tax liabilities accruing through, respectively, the Company Balance Sheet Date; (vi) all information set forth in the Company Balance Sheet (including the notes thereto) relating to Tax matters is true and complete; (vii) there is no claim, audit, action, suit, proceeding, or investigation now pending or (to the knowledge of the Company) threatened against or with respect to the Company in respect of any Tax or Tax Asset (a "Tax Contest"); (viii) no adjustment that could increase the Tax liability, or reduce any Tax Asset, of the Company has been made, proposed or (to the knowledge of the Company) threatened by a Tax Authority during any Tax Contest relating to a Pre-Closing Tax Period which could reasonably be expected to be made, proposed or threatened in a Tax Contest relating to any subsequent Pre-Closing Tax Period or a Post-Closing Tax Period; (ix) there are no requests for rulings or determinations in respect of any Tax or Tax Asset pending between the Company and any Tax Authority; (x) the Company has not received a Tax opinion with respect to any transaction relating to the Company; and (xi) the Company is not, nor has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Company was the common Company prior to the date hereof, and the Company has not been a party to any tax sharing agreement or to any other agreement or arrangement referred to in clause
(ii) or (iii) of the definition of "Tax".

         (b) Schedule 4.14(b) contains a list of all jurisdictions (whether foreign or domestic) to which any Tax is currently paid by the Company and all jurisdictions to which the Company presently anticipates paying Tax for the current Tax year.

         Section 4.15.  Employee Benefit Plans.

         (a) Schedule 4.15(a) contains a correct and complete list identifying each "employee benefit plan", as defined in Section 4(3) of ERISA, each employment, severance or similar contract, plan, arrangement or policy and each other plan or arrangement (written or oral) providing for compensation, bonuses, profit-sharing, stock option or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangements), health or medical benefits, employee assistance program, disability or sick leave benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits) which is maintained, administered or contributed to by the Company or any ERISA Affiliate and covers any employee or former employee of the Company, or with respect to which the Company has any material liability. Copies of such plans (and, if applicable, related trust or funding agreements or insurance policies) and all amendments thereto and written interpretations thereof have been furnished to Company together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and tax return (Form 990) prepared in connection with any such plan or trust. Such plans are referred to collectively herein as the "Employee Plans".

         (b) Neither the Company nor any ERISA Affiliate nor any predecessor thereof sponsors, maintains or contributes to, or has in the past sponsored, maintained or contributed to, any Employee Plan subject to Title IV of ERISA.

         (c) Neither the Company nor any ERISA Affiliate nor any predecessor thereof contributes to, or has in the past contributed to, any multiemployer plan, as defined in Section 3(37) of ERISA (a "Multiemployer Plan").

         (d) Each Employee Plan which is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter, as applicable, or has pending or has time remaining in which to file, an application for such determination from the Internal Revenue Service, and the Company is not aware of any reason why any such determination or opinion letter should be revoked or not be issued. The Company has made available to the Buyer copies of the most recent Internal Revenue Service determination or opinion letters with respect to each such Employee Plan. Each Employee Plan has been maintained in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such Employee Plan. No material events have occurred with respect to any Employee Plan that could result in payment or assessment by or against the Company of any material excise taxes under Sections 4972, 4975, 4976, 4977, 4979, 4980B, 4980D, 4980E or 5000
of the Code.

         (e) The consummation of the transactions contemplated by this Agreement will not (either alone or together with any other event) entitle any employee, former employee or independent contractor of the Company to severance pay, bonus, retirement, job security or similar benefit or accelerate the time of payment or vesting or trigger any payment of funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any Employee Plan or any other employment or benefit arrangement. There is no contract, plan or arrangement (written or otherwise) covering any employee or former employee of the Company that, individually or collectively, could entitle any employee or former employee to any severance or other payment solely as a result of the transactions contemplated hereby, or could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 280G or 162(m) of the Code.

         (f) The Company has no liability in respect of post-retirement health, medical or life insurance benefits for retired, former or current employees of the Company or its Subsidiaries except as required to avoid excise tax under
Section 4980B of the Code.

         (g) There has been no amendment to, written interpretation or announcement (whether or not written) by the Company or any of its Affiliates relating to, or change in employee participation or coverage under, an Employee Plan which could increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the year ended December 31, 2005.

         (h) The Company is not a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or other contract or understanding with a labor union or organization.

         (i) All contributions and payments accrued under each Employee Plan, determined in accordance with prior funding and accrual practices, as adjusted to include proportional accruals for the period ending as of the date hereof, have been discharged and paid on or prior to the date hereof except to the extent reflected as a liability on the Company Balance Sheet.

         (j) There is no action, suit, investigation, audit or proceeding pending against or involving or, to the Knowledge of the Company, threatened against or involving, any Employee Plan before any court or arbitrator or any state, federal or local governmental body, agency or official.

         Section 4.16. Properties. (a) The Company has good and marketable, indefeasible, fee simple title to, or in the case of leased property and assets have valid leasehold interests in, all property and assets (whether real, personal, tangible or intangible) reflected on the Company Balance Sheet or acquired after the Company Balance Sheet Date. None of such property or assets is subject to any Lien, except:

          (i) Liens disclosed on the Company Balance Sheet;

          (ii) Liens for taxes not yet due or being contested in good faith (and for which adequate accruals or reserves have been established on the Company Balance Sheet); or

          (iii) Such imperfections of title and encumbrances, if any, which do not materially detract from the value or interfere with the use of the property subject thereto or affected thereby.

         (b) There are no developments affecting any such property or assets pending or, to the knowledge of the Company threatened, which could reasonably be expected to materially detract from the value, materially interfere with any present or intended use or materially adversely affect the marketability of any such property or assets.

         (c) All leases of such real property and personal property are in good standing and are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be subject to the laws of general application relating to bankruptcy, insolvency, reorganization, arrangement, moratorium and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and there does not exist under any such lease any default or any event which with notice or lapse of time or both could reasonably be expected to constitute a default.

         (d) The real property and equipment owned by the Company have no material defects, are in good operating condition and repair and have been reasonably maintained consistent with standards generally followed in the industry (giving due account to the age and length of use of same, ordinary wear and tear excepted), are adequate and suitable for their present uses and, in the case of plants, buildings and other structures (including, without limitation, the roofs thereof), are structurally sound.

         (e) Such real property, and its continued use, occupancy and operation as currently used, occupied and operated, does not constitute a nonconforming use under all applicable building, zoning, subdivision and other land use and similar laws, regulations and ordinances.

         (f) The property and assets owned or leased by the Company, or which they otherwise have the right to use, constitute all of the property and assets used or held for use in connection with the businesses of the Company and are adequate to conduct such businesses as currently conducted.

         Section 4.17. Services. Each of the services provided or licensed by the Company are, and at all times up to and including the sale thereof have been, (i) in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations.

         Section 4.18.  Intellectual Property.

         (a) Schedule 4.18(a) contains a true and complete list of each of the registrations, applications and other material Intellectual Property Rights Company Intellectual Property Rights (excluding software that may be purchased over-the-counter for less than $5,000), specifying as to each such Company Intellectual Property Right, as applicable, (i) the nature of such Company Intellectual Property Right, (ii) the owner of such Company Intellectual Property Right, (iii) the jurisdictions by or in which such Company Intellectual Property Right has been issued or registered or in which an application for such issuance or registration has been filed, (iv) the registration or application numbers thereof, (v) the termination or expiration dates thereof and (vi) all agreements related to such the Company Intellectual Property Right (other than end user licenses entered into in the ordinary course of the business of the Company that contain substantially the terms set forth in Schedule 4.18(a)(vi)), including (A) the date of any license or agreement, (B) the identity of all parties thereto, (C) a description of the nature and subject matter thereof, and
(D) the term thereof.

         (b) The Company Intellectual Property Rights constitute all of the Intellectual Property Rights necessary to, or used or held for use in, the conduct the business of the Company as currently conducted and as proposed by the Company to be conducted to the extent such proposal has been disclosed to Buyer prior to the Effective Date. There exist no restrictions on the disclosure, use or transfer of the Company Intellectual Property Rights. The consummation of the transactions contemplated by this Agreement will not alter, impair or extinguish any Company Intellectual Property Rights. .

         (c) The Company has not given an indemnity in connection with any Company Intellectual Property Right to any Person.

         (d) The Company has not infringed, misappropriated or otherwise violated any intellectual property right of any third party. There is no claim, action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened against or affecting, the Company, any present or former officer, director or employee of the Company (i) based upon, or challenging or seeking to deny or restrict, the rights of the Company in any of the Company Intellectual Property Rights, (ii) alleging that the use by the Company of the Company Intellectual Property Rights, or any services provided, processes used or products manufactured, used, imported or sold by the Company do or may conflict with, misappropriate, infringe or otherwise violate any intellectual property right of any third party or (iii) alleging that the Company has infringed, misappropriated or otherwise violated any intellectual property right of any third party.

         (e) None of the Intellectual Property Rights material to the operation of the business of the Company has been adjudged invalid or unenforceable in whole or part, and, to the knowledge of the Company, all such Company Intellectual Property Rights are valid and enforceable.

         (f) The Company holds all right, title and interest in and to all Company Intellectual Property Rights and all of the Company's rights to use licensed intellectual property rights, are free and clear of any lien. In each case where a patent or patent application, trademark registration or trademark application, service mark registration or service mark application, or copyright registration or copyright application included in the Intellectual Property is held by assignment, the assignment has been duly recorded with the governmental authority from which the patent or registration issued or before which the application or application for registration is pending. The Company has taken all actions necessary to maintain and protect the Company Intellectual Property Rights and their rights in licensed intellectual property rights, including payment of applicable maintenance fees and filing of applicable statements of use.

         (g) To the knowledge of the Company, no Person has infringed, misappropriated or otherwise violated any Intellectual Property Right. The Company has taken reasonable steps in accordance with normal industry practice to maintain the confidentiality of all of the Company's trade secrets included in the Company Intellectual Property Rights. None of the Company Intellectual Property Rights that are material to the business or operation of the Company and the value of which to the Company is contingent upon maintaining the confidentiality thereof, has been disclosed other than to employees, representatives and agents of the Company all of whom are bound by written confidentiality agreements substantially in the form previously disclosed to Company.

         (h) The Company has taken reasonable steps in accordance with normal industry practice to preserve and maintain reasonably complete (i) notes and records relating to the Company Intellectual Property Rights and (ii) evidence of Company's Intellectual Property Rights.

         (i) With respect to pending applications and applications for registration of the Company Intellectual Property Rights that are material to the business or operation of the Company, the Company is not aware of any reason that could reasonably be expected to prevent any such application or application for registration from being granted with coverage substantially equivalent to the latest amended version of the pending application or application for registration. None of the trademarks, service marks, applications for trademarks and applications for service marks included in the Company Intellectual Property Rights that are material to the business or operation of the Company has been the subject of an opposition or cancellation procedure. None of the patents and patent applications included in the Company Intellectual Property Rights that are material to the business or operation of the Company have been the subject of an interference, protest, public use proceeding or third party reexamination request.

         (j) All products sold or licensed by the Company or any licensee of the Company and covered by a patent, trademark or copyright included in the Company Intellectual Property Rights have been marked with the notice (applicable as of the date hereof) of all nations requiring such notice in order to collect damages.

         (k) All directors, officers, employees and contractors of the Company have entered into Proprietary Rights, Confidentiality and Non-Competition Agreements with the Company in a form substantially similar to that provided to Company.

         Section 4.19. Insurance Coverage. Schedule 4.19 contains a complete and accurate list of, and the Company has furnished to the Buyer true and complete copies of, all insurance policies and fidelity bonds relating to the assets, business, operations, employees, officers or directors of the Company. There is no claim by the Company pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds or in respect of which such underwriters have reserved their rights. All premiums payable under all such policies and bonds have been timely paid and the Company has otherwise complied fully with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) have been in effect since _____and remain in full force and effect. The Company does not know of any threatened termination of, premium increase with respect to, or material alteration of coverage under, any of such policies or bonds. The Company shall after the Closing continue to have coverage under such policies and bonds with respect to events occurring prior to the Closing.

         Section 4.20. Licenses and Permits. Schedule 4.20 correctly describes each material license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Company (the "Permits") together with the name of the government agency or entity issuing such Permit. The Permits are valid and in full force and effect. The Company is not in default under, and no condition exists that with notice or lapse of time or both could constitute a default under, the Permits. None of the Permits will be terminated or impaired or become terminable, in whole or in part, as a result of the transactions contemplated hereby. The Company has made all filings with governmental entities and have received all permits, registrations, licenses, franchises, certifications and other approvals necessary to conduct and operate its business as currently conducted or operated by it and to permit the Company to own or use its assets in the manner in which such assets are currently owned or used.

         Section 4.21. Receivables. All accounts, notes receivable and other receivables (other than receivables collected since the Company Balance Sheet Date or Interim Balance Sheet Date) reflected on the Company Balance Sheet are, and all accounts and notes receivable arising from or otherwise relating to the business of the Company as of the Closing Date will be, valid and genuine. All accounts, notes receivable and other receivables arising out of or relating to the business of the Company as of the Company Balance Sheet Date have been included in the Company Balance Sheet and all reserves for doubtful accounts reflected thereon were taken in accordance with GAAP applied on a consistent basis.

         Section 4.22. Representations Complete. Neither any of the representations or warranties made by the Company in this Agreement, nor any statements made in any, exhibit, schedule or certificate furnished by the Company pursuant to this Agreement contains any untrue statement of a material fact, or omits to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

         Section 4.23. Employees. The Company has previously provided to the Buyer a schedule setting forth a true and complete list of the names, titles, annual salaries and other compensation of all officers of the Company and all other employees of the Company. The Company has no knowledge that any of such employees or any other key employee of the Company intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise within one year after the Closing Date.

         Section 4.24. Labor Matters. The Company is in compliance with all currently applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and are not engaged in any unfair labor practice. There is no unfair labor practice complaint pending or, to the Knowledge of the Company, threatened against the Company before the National Labor Relations Board.

         Section 4.25. Environmental Matters. (a) Except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

          (i) no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no investigation, action, claim, suit, proceeding or review is pending or, to the knowledge of the Company, is threatened by any governmental entity or other Person relating to or arising out of any Environmental Law;

          (ii) the Company is and has been in compliance with all environmental laws and all environmental permits; and

          (iii) there are no liabilities of or relating to the Company of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise arising under or relating to any environmental law, and to the knowledge of the Company there are no facts, conditions, situations or set of circumstances that could reasonably be expected to result in or be the basis for any such liability.

         (b) There has been no environmental investigation, study, audit, test, review or other analysis conducted of which the Company has knowledge in relation to the current or prior business of the Company or any property or facility now or previously owned or leased by the Company or any of its Subsidiaries that has not been delivered to the Company at least five days prior to the date hereof.

         (c) For purposes of this Section 4.25, the term "Company" shall include any entity that is, in whole or in part, a predecessor of the Company.

         Section 4.26.  Certain Interests.

         (a) To the knowledge of the Company, and except as set forth on
Schedule 4.26, none of the Shareholders of the Company or any officer or director of the Company and no spouse of any such Person:

             (i) Has been an officer, director or shareholder of any significant supplier or customer of the Company, or of any Company which holds, directly or indirectly, 50% or more of the outstanding shares of any such supplier or customer,

             (ii) owns, directly or indirectly, in whole or in part, or has any other interest in any tangible or intangible property which the Company uses or has used in the conduct of its business or otherwise (except for any such ownership or interest resulting from the ownership of securities in a public Company); or

             (iii) has outstanding any indebtedness to the Company.

         (b) Except for the payment of employee compensation in the ordinary course of business, the Company does not have any liability or any other obligation of any nature whatsoever to any shareholder of the Company or any affiliate thereof or to any officer or director of the Company or, to the Knowledge of the Company, to any immediate relative or spouse (or immediate relative of such spouse) of any such officer or director.

         (c) There have been no transactions between the Company and any Affiliate since the Company Balance Sheet Date. There are no agreements or understandings now in effect between the Company and any Affiliate. The Company Disclosure Schedule (x) states the amounts due from the Company to any Affiliate and the amounts due from any Affiliate to the Company, (y) describes the transactions out of which such amounts arose and (z) describes any interest of any Affiliate in any supplier or customer of, or any other entity that has had business dealings with the Company since the Company Balance Sheet Date. After the Closing, there will be no obligations or other liabilities, including inter-Company obligations, between the Company, on the one hand, and any Affiliate, on the other hand.

         Section 4.27. Customers; Suppliers. (a) Schedule 4.27 sets forth the names of the ten most significant customers (by dollar amount of sales) of the Company for the year ended December 31, 2005, and the period from and the dollar amount of sales for each such customer during such periods. The Company has received no notice and has no knowledge that any such significant customer of the Company has ceased, or will cease, to purchase the products of the Company, or has substantially reduced, or intends to substantially reduce, the purchase of such products and/or services from the Company.

         Section 4.28. Books And Records. The books of account and other financial records of the Company have been maintained in accordance with sound business practices, including the maintenance of an adequate system of internal controls. The minute books of the Company contain records of all corporate action taken by the Shareholders, the Board of Directors and any committees of the Board of Directors of the Company. At the Closing, all of those books and records will be in the possession of the Company. The Company has previously disclosed all of these books, records and accounts to Company.

         Section 4.29. State Takeover Statutes. The Board of Directors of the Company has taken all action necessary to ensure that any restrictions on business combinations contained in the Nevada Law will not apply to the Merger and the other transactions contemplated by this Agreement. To the knowledge of the Company, no other state takeover statute is applicable to the Merger or the other transactions contemplated by this Agreement.

                                    ARTICLE 5
                             COVENANTS OF THE BUYER

     The Buyer agrees that:

         Section 5.01. Conduct of the Buyer. Except as contemplated by this Agreement, or with the prior written consent of Company, from the date hereof until the Effective Time, the Buyer and its Subsidiaries shall conduct their business in the ordinary course consistent with past practice and shall use their reasonable efforts to preserve intact their business organizations and relationships with third parties, maintain the properties in good operating condition, and keep available the services of their present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as contemplated by this Agreement, or with the prior written consent to Company, the Buyer will not and will not permit any of its Subsidiaries to:

         (a) adopt or propose any change to its articles of incorporation or Bylaws;

         (b) except for the issuance of Shares upon the exercise of Buyer Stock Options in accordance with their terms or the conversion of its currently outstanding Preferred Stock, issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of,
(i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Buyer or its Subsidiaries, or (ii) any material assets of the Buyer or any Subsidiary;

         (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

         (d) reclassify, combine, split, subdivide or redeem, purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock;

         (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets;

          (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

          (iii) enter into any contract or agreement material to the business, results of operations or financial condition of the Buyer or its Subsidiaries taken as a whole other than in the ordinary course of business, consistent with past practice;

          (iv) authorize or enter into any agreements or commitments with respect to any capital expenditure;

          (v) hire, employ, contract or enter into any agreement with any new employees or independent contractors;

          (vi) shorten or lengthen the customary payment terms or other terms of any contracts with customers; or

          (vii) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 6.01(e).

         (f) increase the compensation payable or to become payable to its officers or employees, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Buyer or any Buyer Subsidiary (except that Company shall not unreasonably withhold its consent with respect to the hiring of new employees and the Buyer entering into employment agreements or arrangements with such new employees in the ordinary course of business consistent with past practice), or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee other than in the ordinary course of business consistent with past practice;

         (g) enter into any licensing, distribution, sponsorship, advertising, merchant program or other similar contracts, agreements, or obligations, other than end-user license and maintenance contracts and agreements with customers in the ordinary course of business consistent with past practice;

         (h) take any action to cause, or fail to take any material action to prevent, the accelerated vesting and exercisability of the Buyer Stock Options except as provided herein, by the terms of such Buyer Stock Options or the employment agreement or arrangements of the employee;

         (i) take any action, other than actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures except for any such action required by a concurrent change in GAAP;

         (j) merge or consolidate with any other Person;

         (k) sell, lease, license or otherwise dispose of any material subsidiary or material amount of assets, securities or property except pursuant to existing contracts or commitments which have been disclosed to Company;

         (l) enter into any lease, contract or agreement with regard to real property;

         (m) agree or commit to do any of the foregoing.

         Section 5.02. Shareholder Approval. The Buyer shall submit this Agreement to the Buyer Shareholders or obtain the written consent of a majority of the Buyer Shareholders, as soon as reasonably practicable for approval and adoption. The Board of Directors of the Buyer shall recommend approval and adoption of this Agreement and the Merger by the Buyer Shareholders. In connection with such meeting or action by written consent, the Buyer will (b) use its reasonable efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions contemplated hereby and (c) otherwise comply with all applicable legal requirements.

         Section 5.03. Access to Information. From the date hereof until the Effective Time the Buyer shall (i) give Company, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books, work papers, assets, contracts and records of the Buyer and the Subsidiaries (including access to perform physical examinations, (ii) furnish to Company, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii)instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Buyer and its Subsidiaries to cooperate with Company in its investigation of the Buyer and its Subsidiaries. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Buyer and its Subsidiaries. No information or Knowledge obtained by Company in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Buyer hereunder.

         Section 5.04. No Solicitation. Neither the Buyer nor any of its subsidiaries shall, nor shall the Buyer or any of its Subsidiaries authorize, and the Buyer and its subsidiaries shall use reasonable efforts to prevent, any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly,
(i) solicit, initiate or take any action which has as one of its purposes or known consequences to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Buyer or any of its subsidiaries or afford access to the business, properties, assets, books or records of the Buyer or any of its subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is known or believed by the Buyer to be seeking to make, or has made, an acquisition proposal, or (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Buyer or any of its Subsidiaries. The Buyer shall notify Company promptly if any such proposal or offer, or any inquiry or other contract with any Person with respect thereto is made and shall in any such notice to Company indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contract.

         Section 5.05. Tax Matters. (a) Without the prior written consent of Company, none of the Buyer, any Subsidiary nor any Affiliate shall, to the extent it may affect or relate to the Buyer or any Subsidiary, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing the Tax liability or reducing any Tax Asset of the Buyer, any Subsidiary, Company or any Affiliate of Company.

         (b) Promptly following the date hereof, the Buyer and its advisors will consult with Company and its advisors regarding the methods of accounting that the Buyer and its subsidiaries currently are permitted to use for income and franchise Tax purposes, and regarding changes in such accounting methods that could be made by (or permission to make which changes could be sought from applicable Tax Authorities by) the Buyer and its subsidiaries. Upon being instructed by Company, the Buyer and its subsidiaries will (unless the Buyer reasonably determines that following Company's instructions prior to Closing would have material adverse consequences for the Buyer or any of its Subsidiaries in the event the Merger does not occur, which consequences could reasonably be avoided if such instructions were not followed) promptly (i) make (or seek permission to make) such changes in their methods of accounting for income or franchise Tax purposes as Company determines to be appropriate and
(ii) to make such payments of income and franchise Taxes (including interest and penalties, and also including estimated Taxes) to applicable Tax Authorities as Company determines to be necessary for the Buyer and its subsidiaries to satisfy fully their liability for such Taxes with respect to their income as computed in accordance with methods of accounting that are currently available to the Buyer and its subsidiaries under applicable law. The Buyer and its subsidiaries will not make (or request permission to make) any changes in their methods of accounting for income or franchise Tax purposes, and not to make any payments of income or franchise Taxes, except in accordance with the preceding sentence.

         (c) Subject to Section 5.05(b), from the date hereof through the Closing, the Buyer and its Subsidiaries will not make any payment of, or in respect of, any Tax to any person or any Tax Authority, except to the extent such payment is in respect of a Tax that is due or payable under applicable law as applied in a manner consistent with past practice of the Buyer.

         (d) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by this Agreement (including any real property transfer tax and any similar Tax) shall be paid when due by the party liable for such amounts under applicable law, and such party will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, provided that any such taxes or fees for which both one or more Buyer Shareholders, and either the Buyer or Company, are liable shall be borne 50% by Company and 50% by such shareholders and such shareholders shall file all necessary related Tax Returns and documentation (it being understood that Shareholders will pay such Transfer Tax to the applicable Tax Authority in the first instance and Company shall promptly reimburse such shareholder upon receipt of evidence satisfactory to it that such Transfer Tax has been paid).

         Section 5.06. Notices of Certain Events. The Buyer shall promptly notify Company of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Buyer or any of its Subsidiaries that, if pending on the date of this Agreement, could have been required to have been disclosed pursuant to
Section 3.12, Section 3.14, Section 3.15, Section 3.18, Section 3.24 or Section 3.25, as the case may be, or that relate to the consummation of the transactions contemplated by this Agreement.

                                    ARTICLE 6
                              COVENANTS OF COMPANY

         Section 6.01. Conduct of the Company. Except as contemplated by this Agreement, or with the prior written consent of Buyer, from the date hereof until the Effective Time, the Company conduct its business in the ordinary course consistent with past practice and shall use its reasonable efforts to preserve intact its business organizations and relationships with third parties, maintain the properties in good operating condition, and keep available the services of its present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Effective Time, except as contemplated by this Agreement, or with the prior written consent to Buyer, the Company will not:

         (a) adopt or propose any change to its Articles of Incorporation or Bylaws;

         (b) issue, sell, pledge, dispose of, grant, encumber, or authorize the issuance, sale, pledge, disposition, grant or encumbrance of, (i) any shares of its capital stock of any class, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interest), of the Company, or (ii) any material assets of the Company;

         (c) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its capital stock;

         (d) reclassify, combine, split, subdivide or redeem, purchase, repurchase or otherwise acquire, directly or indirectly, any of its capital stock;

         (e) (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets;

          (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person, or make any loans or advances, except for indebtedness incurred in the ordinary course of business and consistent with past practice;

          (iii) enter into any contract or agreement material to the business, results of operations or financial condition of the Company taken as a whole other than in the ordinary course of business, consistent with past practice;

          (iv) authorize or enter into any agreements or commitments with respect to any capital expenditure;

          (v) hire, employ, contract or enter into any agreement with any new employees or independent contractors;

          (vi) shorten or lengthen the customary payment terms or other terms of any contracts with customers; or

          (vii) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 6.01(e).

         (f) increase the compensation payable or to become payable to its officers or employees, or grant any severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company (except that Company shall not unreasonably withhold its consent with respect to the hiring of new employees and the Company entering into employment agreements or arrangements with such new employees in the ordinary course of business consistent with past practice), or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee other than in the ordinary course of business consistent with past practice;

         (g) enter into any licensing, distribution, sponsorship, advertising, merchant program or other similar contracts, agreements, or obligations, other than end-user license and maintenance contracts and agreements with customers in the ordinary course of business consistent with past practice;

         (h) take any action to cause, or fail to take any material action to prevent, the accelerated vesting and exercisability of the Company Stock Options except as provided herein, by the terms of such Company Stock Options or the employment agreement or arrangements of the employee;

         (i) take any action, other than actions in the ordinary course of business and consistent with past practice, with respect to accounting policies or procedures except for any such action required by a concurrent change in GAAP;

         (j) merge or consolidate with any other Person;

         (k) sell, lease, license or otherwise dispose of any material subsidiary or material amount of assets, securities or property except pursuant to existing contracts or commitments which have been disclosed to Buyer;

         (l) enter into any lease, contract or agreement with regard to real property;

         (m) agree or commit to do any of the foregoing.

         Section 6.02. Shareholder Approval. The Company shall submit this Agreement to the Company's Shareholders or obtain the written consent of a majority of the Company's Shareholders, as soon as reasonably practicable for approval and adoption. The Board of Directors of the Company shall recommend approval and adoption of this Agreement and the Merger by the Company Shareholders. In connection with such meeting or action by written consent, the Company will (b) use its reasonable efforts to obtain the necessary approvals by its shareholders of this Agreement and the transactions contemplated hereby and
(c) otherwise comply with all applicable legal requirements.

         Section 6.03. Access to Information. From the date hereof until the Effective Time the Company shall (i) give Buyer, its counsel, financial advisors, auditors and other authorized representatives reasonable access to the offices, properties, books, work papers, assets, contracts and records of the Company (including access to perform physical examinations, (ii) furnish to Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such Persons may reasonably request and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives of the Company to cooperate with Buyer in its investigation of the Company. Any investigation pursuant to this Section shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company. No information or knowledge obtained by Buyer in any investigation pursuant to this Section shall affect or be deemed to modify any representation or warranty made by the Company hereunder.

         Section 6.04. No Solicitation. The Company shall not authorize, and the Company shall use reasonable efforts to prevent, any of its or its officers, directors, employees, investment bankers, attorneys, accountants, consultants or other agents or advisors to, directly or indirectly, (i) solicit, initiate or take any action which has as one of its purposes or known consequences to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or afford access to the business, properties, assets, books or records of the Company to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any third party that is known or believed by the Company to be seeking to make, or has made, an acquisition proposal, or (iii) grant any waiver or release under any standstill or similar agreement with respect to any class of equity securities of the Company. The Company shall notify Buyer promptly if any such proposal or offer, or any inquiry or other contract with any Person with respect thereto is made and shall in any such notice to Buyer indicate in reasonable detail the identity of the Person making such proposal, offer, inquiry or contact and the terms and conditions of such proposal, offer, inquiry or other contract.

         Section 6.05. Tax Matters. (a) Without the prior written consent of Buyer, none of the Company nor any Affiliate shall, to the extent it may affect or relate to the Company, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action, if any such action or omission would have the effect of increasing the Tax liability or reducing any Tax Asset of the Company or any Affiliate of Company.

         (b) Promptly following the date hereof, the Company and its advisors will consult with Buyer and its advisors regarding the methods of accounting that the Company currently is permitted to use for income and franchise Tax purposes, and regarding changes in such accounting methods that could be made by (or permission to make which changes could be sought from applicable Tax Authorities by) the Company. Upon being instructed by Buyer, the Company will (unless the Company reasonably determines that following Buyer's instructions prior to Closing would have material adverse consequences for the Company in the event the Merger does not occur, which consequences could reasonably be avoided if such instructions were not followed) promptly (i) make (or seek permission to make) such changes in its methods of accounting for income or franchise Tax purposes as Company determines to be appropriate and (ii) to make such payments of income and franchise Taxes (including interest and penalties, and also including estimated Taxes) to applicable Tax Authorities as Company determines to be necessary for the Company to satisfy fully its liability for such Taxes with respect to its income as computed in accordance with methods of accounting that are currently available to the Company under applicable law. The Company will not make (or request permission to make) any changes in its methods of accounting for income or franchise Tax purposes, and not to make any payments of income or franchise Taxes, except in accordance with the preceding sentence.

         (c) Subject to Section 6.05(b), from the date hereof through the Closing, the Company will not make any payment of, or in respect of, any Tax to any person or any Tax Authority, except to the extent such payment is in respect of a Tax that is due or payable under applicable law as applied in a manner consistent with past practice of the Company.

         (d) All transfer, documentary, sales, use, stamp, registration, value added and other such Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by this Agreement (including any real property transfer tax and any similar Tax) shall be paid when due by the party liable for such amounts under applicable law, and such party will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, provided that any such taxes or fees for which both one or more Company Shareholders, and either the Company or Buyer, are liable shall be borne 50% by Company and 50% by such shareholders and such shareholders shall file all necessary related Tax Returns and documentation (it being understood that Shareholders will pay such Transfer Tax to the applicable Tax Authority in the first instance and Company shall promptly reimburse such shareholder upon receipt of evidence satisfactory to it that such Transfer Tax has been paid).

         Section 6.06. Notices of Certain Events. The Company shall promptly notify Buyer of:

         (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

         (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

         (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company that, if pending on the date of this Agreement, could have been required to have been disclosed pursuant to Section 4.12, Section 4.14,
Section 4.15, Section 4.18, Section 4.24 or Section 4.25, as the case may be, or that relate to the consummation of the transactions contemplated by this Agreement.

Section 6.07. Obligations of the Company. The Company agrees that it will take all action necessary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.

                                    ARTICLE 7
                       COVENANTS OF COMPANY AND THE BUYER

         The parties hereto agree that:

         Section 7.01. Reasonable Efforts. Subject to the terms and conditions of this Agreement, Buyer and Company will use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement.

         Section 7.02. Certain Filings. The Buyer and Company shall cooperate with one another (i) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official, or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (ii) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

         Section 7.03. Public Announcements. Company and the Buyer will consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

         Section 7.04. Further Assurances. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Buyer, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Buyer, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Buyer acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

         Section 7.05. Notifications. From the date hereof through the Effective Date, the Buyer will promptly notify Company in writing if the Buyer becomes aware of any fact or condition that could reasonably be expected to cause any of Company's conditions to the Merger not to be satisfied or which constitutes a breach of any of the representations and warranties or covenants of the Buyer.

                                    ARTICLE 8
                            CONDITIONS TO THE MERGER

         Section 8.01. Conditions to Obligations of Each Party. The obligations of the Buyer and the Company to consummate the Merger are subject to the satisfaction of the following conditions:

         (a) if required by Nevada Law, this Agreement shall have been approved and adopted by (i) the holders of a majority of the Shares, (ii) the holders of a majority of the Buyer Shares;

         (b) no provision of any applicable law or regulation and no judgment, injunction, order or decree issued by any court or governmental body having competent jurisdiction shall prohibit the consummation of the Merger; and

         Section 8.02. Conditions to the Obligations of Company. The obligations of Company to consummate the Merger are subject to the satisfaction of the following further conditions:

         (a) The representations and warranties of the Buyer contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date, other than such representations and warranties as are made as of another date, which shall be true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality or Material Advance Effect, for purposes of determining whether this
Section 7.02(a) has been satisfied with respect to such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by the Buyer on or before the Closing Date shall have been complied with in all material respects, and Company shall have received a certificate signed by the Chief Executive Officer of the Buyer to such effect.

         (b) No claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any United States, federal, state or local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body (each, a "Governmental Authority") shall have been threatened by, or commenced before, any Governmental Authority against either the Buyer or Company, seeking to restrain or materially and adversely alter the transactions contemplated hereby which is reasonably likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement or which could reasonably be expected to have a Material Adverse Effect on the Buyer or Company.

             (c) The Buyer's board of directors shall have called and held a special meeting of Buyer's stockholders, or otherwise obtain the consent of a majority of the holders of Buyer's voting securities pursuant to the laws of the State of Nevada, (i) approving the Transaction proposed herein; (ii) changing the name of Buyer to "Gottaplay Interactive, Inc. (or such other name as designated by GII); (iii) providing any applicable dissenter's rights afforded to the Buyer's stockholders pursuant to the laws of the State of Nevada, if applicable; (iv) cause a one (1) for six(6) "reverse split" of the shares of the common stock of Buyer; and (v) completed all action necessary to implement the aforesaid Buyer stockholder's actions.

         (d) The Buyer shall have received all consents, authorizations or approvals from the governmental agencies referred to in Section 3.03, in each case in form and substance reasonably satisfactory to Company, and no such consent, authorization or approval shall have been revoked.

         (e) Company shall have received certified articles of incorporation and bylaws, and good standing certificates in respect of the Buyer and its Subsidiaries and certified board resolutions in respect of the transactions contemplated hereby, all in form and substance reasonably satisfactory to Company.

         Section 8.03. Conditions to Obligations of the Buyer. The obligation of the Buyer to consummate the Merger is subject to the satisfaction of the following further conditions:

         (a) The representations and warranties of Company contained in this Agreement shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date other than such representations and warranties as are made as of other date, which shall be true and correct in all material respects as of such date (provided, however, that if any portion of any representation or warranty is already qualified by materiality or Material Adverse Effect for purposes of determining whether
Section 8.02(a) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects), and the covenants and agreements contained in this Agreement to be complied with by Company on or before the Closing Date shall have been complied with in all material respects, and the Buyer shall have received a certificate signed by a duly authorized officer of Company to such effect.

         (b) No claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority shall have been threatened by, or commenced before, any Governmental Authority against either the Buyer or Company, seeking to restrain or materially and adversely alter the transactions contemplated hereby which is reasonably likely to render it impossible or unlawful to consummate the transactions contemplated by this Agreement or which could reasonably be expected to have a Material Adverse Effect on the Buyer.

         (c) The Buyer shall have received an opinion of de Castro PC, counsel to Company, dated the Closing Date, in substantially the form attached hereto as Exhibit F. In rendering such opinion, such counsel may rely upon certificates of public officers as to matters governed by the laws of jurisdictions other than Nevada or the Federal laws of the United States of America, upon opinions of counsel reasonably satisfactory to Company, and, as to matters of fact, upon certificates of officers of the Buyer or any of its Subsidiaries, copies of which opinions and certificates shall be contemporaneously delivered to Company.

                                    ARTICLE 9
                                   TERMINATION

         Section 9.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (notwithstanding any approval of this Agreement by the Buyer Shareholders):

         (a) by mutual written agreement of the Buyer and Company;

         (b) by either the Buyer or Company, if there shall be any law or regulation that makes acceptance for payment of, and payment for, the Shares pursuant to the Merger illegal or otherwise prohibited or any judgment, injunction, order or decree of any court or governmental body having competent jurisdiction enjoining Merger Subsidiary, Buyer or Company from consummating the Merger and such judgment, injunction, order or decree shall have become final and non-appealable;

         (c) by either party if the Closing has not occurred by 5:00 P.M., Nevada time, on April __, 2006, or such later date as the Buyer and Company may agree; and

         (d) provided, however, that the right to terminate this Agreement under
Section 8.01(c) shall not be available to any party whose action or failure to act was a principal cause of, or resulted in the failure of, this Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement.

         The party desiring to terminate this Agreement pursuant to this Section
8.01 shall give notice of such termination to the other party.

         Section 9.02. Effect of Termination. If this Agreement is terminated pursuant to Section 8.01, this Agreement shall become void and of no effect with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to the other party hereto, provided that, if such termination shall result from the willful failure of either party to perform a covenant hereof, such party shall be fully liable for any and all liabilities and damages incurred or suffered by the other party as a result of such failure. The provisions of Section 6.03 and Section 10.05 shall survive any termination hereof pursuant to Section 9.01.

                                   ARTICLE 10
                                  MISCELLANEOUS

         Section 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given or made (and shall deemed to have been duly given or made upon receipt) by delivery in person, by cable, telecopy, facsimile, telegram, telex or courier or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.01):

         if to the Company, to:

          John Gorst
          Gotaplay Interactive Corporation
          3226 Rosedale Street, Suite 200
          Gig Harbor, WA  98335

          Fax:

          with a copy to:

          Stanley Moskowitz
          de Castro PC
          309 Laurel Street
          San Diego, CA 92101
          Fax: 619-702-9401

                  if to the Buyer, to:

          William M. Wright III
          Donobi, Inc.
          3256 Chico Way NW,
          Bremerton, WA. 98312

          Fax: (360) 479-1383

          with a copy to:

          Andrew I. Telsey, P.C.
          12835 E. Arapahoe Road
          Tower One, Penthouse #803
          Englewood, CO 80112

          Fax: (303) 768-9224

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

         Section 10.02. Survival of Representations and Warranties; Indemnification. The covenants and the representations and warranties contained in this Agreement, shall survive the Effective Time until the first anniversary of the Effective Time. Neither the period of survival nor the liability of a party hereto with respect to such party's representations and warranties shall be reduced by any investigation made at any time by or on behalf of another party hereto. If written notice of a claim has been given prior to the expiration of the applicable representations and warranties by a party hereto to another party hereto (which notice shall indicate with reasonable specificity the amount and nature of the claim and the representation on which it is based), then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved.

         Section 10.03.  Amendments; No Waivers.

         (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective, provided that, after the adoption of this Agreement by the stockholders of the Buyer and without their further approval, no such amendment or waiver shall reduce the amount or change the kind of consideration to be received in exchange for the Shares.

         (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 10.04. Expenses. Except as otherwise provided in this Section, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

         Section 10.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

         Section 10.06. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law rules of such state.

         Section 10.08. Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal court located in the State of Washington or any Washington state court, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient form. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.01 shall be deemed effective service of process on such party.

         Section 10.09. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF ORRELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 10.10. Counterparts; Effectiveness; Benefit. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations, or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

         Section 10.11. Entire Agreement. This Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

         Section 10.12. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         Section 10.13. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

         Section 10.14. Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Washington or any Washington state court, in addition to any other remedy to which they are entitled at law or in equity.

         Section 10.15 Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

         Section 10.16 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

         Section 10.17 Attorneys Fees. .The prevailing party(ies) in any litigation, arbitration, insolvency or other proceeding ("Proceeding") relating to the enforcement or interpretation of this Agreement may recover from the unsuccessful party(ies) all costs, expenses, and attorney's fees (including expert witness and other consultants' fees and costs) relating to or arising out of (a) the Proceeding (whether or not the Proceeding proceeds to judgment), and
(b) any post-judgment or post-award proceeding including, without limitation, one to enforce or collect any judgment or award resulting from the Proceeding. All such judgments and awards shall contain a specific provision for the recovery of all such subsequently incurred costs, expenses, and attorney's fees.

         Section 10.18   10.2       Interpretation.

        (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

       (b) For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity, if any, taken as a whole (it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse
Effect: (i) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (ii) changes in general national or regional economic conditions, (iii) changes affecting the industry generally in which Company or Buyer operates, or (iv) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell).

       (c) For purposes of this Agreement, the term "Person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

       (d) For purposes of this Agreement, all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be duly executed by their respective authorized officers as of the day and year first above written.

                                            DONOBi, INC.


                                            By:/s/ William M. Wright III
                                            Name:  William M. Wright, III
                                            Title: President and Chief Executive
                                                   Officer

                                            GOTAPLAY INTERACTIVE, INC.


                                            By:/s/ John P. Gorst
                                            Name:  John Gorst
                                            Title: Chief Executive Officer,
                                                   President

                                                                      Appendix B

DEAN HELLER
Secretary of State
202 North Carson St.
Carson City, NV 89701-4299
(775) 684-5708 Website: secretaryofstate.biz

                            Certificate of Amendment
                       (PURSUANT TO NRS 78.385 and 78.390)


              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)


1. Name of Corporation: Donobi, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

            Article #1 - is amended to read:

"The name of the corporation is Gottaplay Interactive, Inc."

Article #3 - is amended to read:

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 4,344,480 shares (87.0%) voting for (by written consent) and zero shares voting against.

4. Officer Signature (Required):

------------------------------------
__________________________Secretary

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                                                                      Appendix C
















                           Gotaplay Interactive, Inc.
                          (A Development Stage Company)


                                 Balance Sheets
                                      as of
                    December 31, 2005 and September 30, 2005

                                       and

                            Statements of Operations
                           for the Three Months Ended
                           December 31, 2005 and 2004,
                               and For the Period
                 August 4, 2004 (Inception) to December 31, 2005

                                       and

                      Statement of Stockholders' (Deficit)
                                 For the Period
                 August 4, 2004 (Inception) to December 31, 2005

                                       and

                            Statements of Cash Flows
                           for the Three Months Ended
                           December 31, 2005 and 2004,
                               and For the Period
                 August 4, 2004 (Inception) to December 31, 2005

                               TABLE OF CONTENTS





                                                                           Page


Independent Accountants' Review Report                                        1

Balance Sheets                                                                2

Statements of Operations                                                      3

Statement of Stockholders' (Deficit)                                          4

Statements of Cash Flows                                                      5

Footnotes                                                                     6

Beckstead and Watts, LLP
Certified Public Accountants
                                               2425 W Horizon Ridge Parkway
                                                        Henderson, NV 89052
                                                          702.257.1984  tel
                                                           702.362.0540 fax




INDEPENDENT ACCOUNTANTS' REVIEW REPORT


Board of Directors
Gotaplay Interactive, Inc.
(a Development Stage Company)

We have reviewed the accompanying balance sheet of Gotaplay Interactive, Inc (a Nevada corporation) (a development stage company) as of December 31, 2005 and the related statements of operations for the three months ended December 31, 2005 and 2004 and for the period August 4, 2004 (Inception) to December 31, 2005, and statement of stockholders (deficit) for the period August 4, 2004 (Inception) to December 31, 2005 and statements of cash flows for the three months ended December 31, 2005 and 2004 and for the period August 4, 2004 (Inception) to December 31, 2005. These financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards established by the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements referred to above for them to be in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had limited operations and has not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Beckstead and Watts, LLP has previously audited, in accordance with generally accepted auditing standards established by the Public Company Accounting Oversight Board (United States), the balance sheet of Gotaplay Interactive, Inc. (a development stage company) as of September 30, 2005 (presented herein), and the related statements of operations, stockholders' (deficit), and cash flows for the year then ended (not presented herein) and in our report dated January 27, 2006, we expressed an unqualified opinion on those financial statements.

April 13, 2006

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                                 BALANCE SHEETS

                                                                  December 31, 2005          September 30, 2005
                                                                 ---------------------      ---------------------
                                                                     (unaudited)                 (audited)

                                    Assets


Current assets
    Cash                                                           $           22,287       $             7,918
    Prepaid expenses                                                           15,250                     5,250
    Note receivable and accrued interest                                       15,323                    15,000
                                                                 ---------------------      ---------------------
            Total current assets                                               52,860                    28,168
                                                                 ---------------------      ---------------------
Other assets
    DVD library, net                                                           50,066                    54,416
    Fixed assets, net                                                          50,542                    53,450
    Deposits                                                                    8,376                     8,376
                                                                 ---------------------      ---------------------
           Total other assets                                                 108,984                   116,242
                                                                 ---------------------      ---------------------

           Total assets                                            $          161,844        $          144,410
                                                                 ====================       ======================

                                    Liabilities and Stockholders' Deficit

Current liabilities
    Accounts payable                                               $          119,818         $          110,789
    Accounts payable - related parties                                         70,243                     48,211
    Accrued liabilities                                                        55,923                     40,015
    Accrued liabilities - related parties                                      25,447                     14,935
    Deferred and unearned revenues                                              8,479                      4,103
    Notes payable                                                             235,250                     31,750
    Notes payable - related parties                                           578,837                    245,000
    Amounts due to related parties                                             29,975                    320,158
                                                                 ---------------------      ---------------------
           Total current liabilities                                        1,123,972                    814,961
                                                                 ---------------------      ---------------------

Commitments and contingencies

Stockholders' deficit
    Preferred stock, $0.0001 par value, 10,000,000 shares
       authorized, none issued and outstanding                                     --                         --
    Class A common stock, $0.0001 par value, 10,000,000
    shares authorized, none issued and outstanding                                 --                         --
    Common stock, $0.0001 par value, 500,000,000 shares
       authorized, 17,020,000 and 13,907,500 shares issued and
       outstanding at December 31, 2005 and September 30,
       2005, respectively                                                       1,702                      1,391
    Additional paid-in capital                                                130,373                    122,500
    Common stock, authorized, but unissued                                         --                      8,184
    Subscription receivable                                                     (300)                      (300)
    Prepaid services paid with common stock                                        --                    (3,500)
    Accumulated deficit during development stage                          (1,093,903)                  (798,826)
                                                                 ---------------------      ---------------------
           Total stockholders' deficit                                      (962,128)                  (670,551)
                                                                 ---------------------      ---------------------
           Total liabilities and stockholders' deficit             $          161,844         $          144,410
                                                                 ====================       =====================




The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                            Statements of Operations
                                   (unaudited)




                                                                                           Cumulative results of
                                                   Three months ended December 31,        operations from August
                                                   -------------------------------           4, 2004 (date of
                                                                                                inception)
                                                      2005                 2004            to December 31, 2005
                                                -----------------    -----------------    ------------------------
Revenues:
  Subscriptions                                     $     23,859      $        27,878       $             120,432
  Sales of DVD's                                          11,365                   --                      11,365
                                                -----------------    -----------------    ------------------------
       Total revenues                                     35,224               27,878                     131,797
                                                -----------------    -----------------    ------------------------
Cost of Revenues:
  Subscriptions                                           36,560               87,138                     241,208
  Sales of DVD's                                           7,974                   --                       7,974
                                                -----------------    -----------------    ------------------------
       Total cost of revenues                             44,534               87,138                     249,182
                                                -----------------    -----------------    ------------------------
       Loss before operating expenses                    (9,310)             (59,260)                   (117,385)
                                                -----------------    -----------------    ------------------------
Operating expenses
  Fulfillment                                             51,408               15,296                     301,400
  Technology and development                              13,500                9,047                      86,905
  Advertising and marketing                               35,367                4,839                      72,274
  General and administrative                              47,029               13,354                     155,471
  Officers' compensation                                  38,979               36,000                     188,949
  Related party expenses                                  86,108               48,100                     138,313
                                                -----------------    -----------------    ------------------------
       Total operating expenses                          272,391              126,636                     943,312
                                                -----------------    -----------------    ------------------------
       Loss from operations                             (281,701)            (185,896)                 (1,060,697)
                                                -----------------    -----------------    ------------------------
Other income (expense)
  Interest income                                            323                   --                         323
  Interest expense                                       (13,699)                 (16)                    (33,529)
                                                -----------------    -----------------    ------------------------
       Total other income (expense)                      (13,376)                 (16)                    (33,206)
                                                -----------------    -----------------    ------------------------
       Net loss before income taxes                     (295,077)            (185,912)                 (1,093,903)

Provision for income taxes                                    --                   --                          --
                                                -----------------    -----------------    ------------------------
       Net loss                                     $   (295,077)     $      (185,912)                $(1,093,903)
                                                =================    =================    ========================
Weighted average shares outstanding of common
stock, basic and diluted                               14,946,837           13,907,500                  13,986,979
                                                =================    =================    ========================
Net loss per common shares outstanding, basic
and diluted                                         $      (0.02)        $       (0.01)       $              (0.08)
                                                =================    =================    ========================




The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                       Statement of Stockholders' Deficit

             August 4, 2004 (date of inception) to December 31, 2005
                                   (unaudited)

                                                                                      Common
                                                                                     Stock
                                                                                   Authorized
                                           Common Stock             Additional         but
                                     -------------------------       Paid-In        Unissued        Subscription
                                       Shares         Amount         Capital          Amount          Receivable
                                     ------------    --------- -- --------- -- ---------- -- ----------- -- --------
Issuance of common stock to
    founders at par value,
    August 4, 2004.................    12,345,000   $     1,235    $      --      $      --      $      (300)

Issuance of common stock to
    founders at par value,
    September 8,2004 ..............     1,562,500           156           --             --             --

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ............          --            --             --             --             --

                                      -----------   -----------    -----------    -----------    -----------
Balance, September 30, 2004 .......    13,907,500         1,391           --             --             (300)
                                      -----------   -----------    -----------    -----------    -----------
Authorization to issue common
    stock at par value for DVD
    library, October 4, 2004.......          --            --            --               156           --

Authorization to issue common
    stock at par value for
    services, May 31, 2005.........          --            --             --               65           --

Authorization to issue common
    stock at par value for
    services, June 15, 2005 .......          --            --             --               75           --

Authorization to issue common
    stock at par value for
    services, June 16, 2005 .......          --            --             --               13           --

Authorization to issue common
    stock at $0.50 per share
    for services and prepaid
    services, August 26, 2005 .....          --            --             --            7,875           --

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 .............          --            --          122,500           --             --

Net loss, year ended
    September 30, 2005 ............          --            --             --             --             --
                                      -----------   -----------    -----------    -----------    -----------
Balance, September 30, 2005 .......    13,907,500       1,391          122,500          8,184           (300)
                                      -----------   -----------    -----------    -----------    -----------
Issuance of common stock for
    services rendered at fair
    market value of $0.50 per
    share, November 30, 2005.......        15,750             2          7,873         (7,875)          --

Recognize prepaid services as
    rendered and earned in
    October, 2005..................          --            --             --             --             --

Issuance of common stock for
    services rendered at par
    value,  December 1, 2005 ......       650,000            65           --              (65)          --

Issuance of common stock for DVD
    library collection and
    software at par value,
    December 1, 2005...............     1,562,500           156           --             (156)          --

Issuance of common stock for
    services rendered at par
    value, December 2, 2005........       884,250            88           --              (88)          --

Net loss, three months ended
    December 31, 2005 .............          --            --             --             --             --
                                      -----------   -----------    -----------    -----------    -----------
Balance, December 31, 2005 ........    17,020,000   $     1,702    $   130,373    $      --      $      (300)
                                      ===========   ===========    ===========    ===========    ===========

(Continued from table above, first column repeated)

                                                        Accumulated
                                         Prepaid          (Deficit)
                                         Services          during         Total
                                           With          Development   Stockholders'
                                       Common Stock         Stage        Deficit
                                       -------------- ---------------- ---------------
Issuance of common stock to
    founders at par value,
    August 4, 2004.................   $      --      $      --      $       935

Issuance of common stock to
    founders at par value,
    September 8,2004 ..............          --             --              156

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ............          --           (5,445)        (5,445)
                                      -----------    -----------    -----------
Balance, September 30, 2004 .......          --           (5,445)        (4,354)
                                      -----------    -----------    -----------
Authorization to issue common
    stock at par value for DVD
    library, October 4, 2004 ......          --             --              156

Authorization to issue common
    stock at par value for
    services, May 31, 2005.........          --             --               65

Authorization to issue common
    stock at par value for
    services, June 15, 2005 .......          --             --               75

Authorization to issue common
    stock at par value for
    services, June 16, 2005 .......          --             --               13

Authorization to issue common
    stock at $0.50 per share
    for services and prepaid
    services, August 26, 2005 .....        (3,500)          --            4,375

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 .............          --             --          122,500

Net loss, year ended
    September 30, 2005 ............          --         (793,381)      (793,381)
                                      -----------    -----------    -----------
Balance, September 30, 2005 .......        (3,500)      (798,826)      (670,551)
                                      -----------    -----------    -----------
Issuance of common stock for
    services rendered at fair
    market value of $0.50 per
    share, November 30, 2005.......          --             --             --

Recognize prepaid services as
    rendered and earned in
    October, 2005..................         3,500           --            3,500

Issuance of common stock for
    services rendered at par
    value,  December 1, 2005 ......          --             --             --

Issuance of common stock for DVD
    library collection and
    software at par value,
    December 1, 2005 ..............          --             --             --

Issuance of common stock for
    services rendered at par
    value, December 2, 2005........          --             --             --

Net loss, three months ended
    December 31, 2005..............          --         (295,077)      (295,077)
                                      -----------    -----------    -----------
Balance, December 31, 2005 ........   $      --      $(1,093,903)   $  (962,128)
                                      ===========    ===========    ===========








The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                            Statements of Cash Flows
                                   (unaudited)

                                                                                                                 Cumulative cash
                                                                        Three months ended December 31,         flows from August
                                                                        -------------------------------         4, 2004 (date of
                                                                                                                  inception) to
                                                                           2005                 2004            December 31, 2005
                                                                      ----------------    -----------------    --------------------
Increase (Decrease) in Cash
    Net loss                                                          $     (295,077)     $     (185,912)      $      (1,093,903)
    Adjustment to reconcile net loss to cash (used) in
        operating activities:
        Depreciation and amortization                                         28,981              27,344                 155,952
        Write-down of DVD library                                                 --              53,108                  53,108
        Gain from sale of DVD library items                                   (3,391)                 --                  (3,391)
        Non-compensated services rendered                                         --              59,500                 122,500
        Share-based compensation for services rendered                         3,500                  --                   8,028

           Changes in assets and liabilities:
             Deposits                                                             --                  --                  (8,376)
             Accounts payable                                                 20,392              23,037                 131,182
             Accounts payable - related parties                               22,032               4,500                  70,243
             Accrued liabilities                                              15,909                  --                  70,859
             Accrued liabilities - related parties                            10,511                  --                  10,511
             Deferred and unearned revenues                                    4,376               5,369                   8,479
             Prepaid expenses and other assets                               (10,323)               (193)                (15,573)
                                                                      ----------------    -----------------    --------------------
               Net cash (used) in operating activities                      (203,090)            (13,247)               (490,381)
                                                                      ----------------    -----------------    --------------------
Cash flows from investing activities
    Purchase of equipment and leaseholds                                          --                  --                 (34,936)
    Purchase of DVD library                                                  (29,695)            (22,266)               (143,549)
    Additions to note receivable                                                  --                  --                 (15,000)
                                                                      ----------------    -----------------    --------------------
               Net cash (used) in investing activities                       (29,695)            (22,266)               (193,485)
                                                                      ----------------    -----------------    --------------------
Cash flows from financing activities
    Proceeds from notes payable                                              205,000                  --                 205,000
    Payments on notes payable                                                 (1,500)             (5,000)                 (8,750)
    Proceeds from notes payable - related party                                   --                  --                 150,000
    Payments on notes payable - related party                                     --              (5,000)                 (5,000)
    Proceeds from loans - related parties                                    154,844              56,717                 499,089
    Payments on loans - related parties                                     (111,190)             (6,695)               (135,277)
    Proceeds from issuance of common stock                                        --                  --                   1,091
                                                                      ----------------    -----------------    --------------------
               Net cash provided by financing activities                     247,154              40,022                 706,153
                                                                      ----------------    -----------------    --------------------
Net increase in cash                                                          14,369               4,509                  22,287
Cash at beginning of period                                                    7,918               1,091                      --
                                                                      ----------------    -----------------    --------------------
Cash at end of period                                                 $       22,287      $        5,600       $          22,287
                                                                      ================    =================    ====================



Supplemental disclosures and non-cash investing and financing activities - see
Note 13. The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS


Note 1 - Organization and Summary of Significant Accounting Policies

Basis of presentation

The interim financial statements included herein, presented in accordance with United States generally accepted accounting principles and stated in US dollars, have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. These statements reflect all adjustments, consisting of normal recurring adjustments, which, in the opinion of management, are necessary for fair presentation of the information contained therein.

Organization and Description of Business

The Company was organized August 4, 2004 (date of inception) under the laws of the State of Nevada, as Gotaplay Interactive, Inc. (the "Company") and began operations on October 4, 2004. The Company is an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, the Company offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at the Company's website, aided by its proprietary recommendation service, and generally receive the DVD game within three business days by U.S. Postal mail service. The gamers then return the DVD game at their convenience using the Company's prepaid mailers. After a title has been returned, the Company mails a title from the subscriber's game queue. All of the Company's subscription revenues are generated in the United States of America.

Since August 4, 2004, the Company has had limited operations and, in management's opinion, has not generated significant revenues. In accordance with Statement of Financial Accounting Standards No. 7 (SFAS No. 7) "Accounting and Reporting by Development Stage Enterprises", it is management's position that the Company is a development stage company because it has not generated significant revenues and continues to devote substantial efforts in raising needed operating and working capital.

Revenue Recognition, Deferred Revenue and Unearned Revenue

For financial reporting purposes, the Company allocates subscription fees over the number of days in the month in which the fee was charged. After an initial ten-day satisfaction guaranteed period, the Company recognizes subscription revenue ratably during each subscriber's monthly subscription period. As of December 31, 2005, the Company reported $6,887, of deferred revenue. Deferred revenue will be fully recognized in the month following recognition. All authorized refunds to subscribers are recorded as a reduction of revenues.

During the initial ten-day period, a new subscriber has the right to rescind its agreement and receive full credit for the charge. As of December 31, 2005, the Company recognized $1,592 of subscriber charges that are recorded as unearned revenue and are reported as a current liability on the accompanying balance sheets.

Revenues from sales of used video games will be recorded upon shipment.

Cost of Revenues

Cost of subscription revenue generally consists of depreciation, any write-down due to lost or damaged disks, postage and mailers provided to paying subscribers. Credit card settlement fees are also included in this category because every subscription processed incurs a merchant transaction fee, which is calculated as a direct percentage of the subscription charge.

When used DVD games are sold, the net book value, and any handling and shipping fees, are considered costs of the sale.

Fulfillment Expenses

Fulfillment expenses represent those costs incurred in operating and staffing the Company's fulfillment and customer service centers, including costs attributable to receiving, inspecting and warehousing the Company's DVD library.

Technology and Development Expenses

Technology and development expenses consist of payroll, indirect labor costs and payroll burden, outside contractual fees and other incidental costs directly related with the continuation of modifying and developing better solutions that will enhance the utility and functionality of the Company's web site and the improvement to certain internal use software systems. All development expenses are expensed as incurred within this classification.

Advertising Expenses

Advertising costs are expensed as incurred. For the three months ended December 31, 2005 and 2004, the Company did not incur any advertising expenses. For the period August 4, 2004 (date of inception) to December 31, 2005, the Company incurred a total of $ 2,735 of advertising costs.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting periods. Significant items, though not limited to, that are subject to estimates and assumptions include:

     a.   carrying amounts of the DVD game library;
     b.   depreciation of software;
     c.   depreciation and amortization of property and leaseholds;
     d.   valuation of stock-based compensation; and
     e.   calculation and estimation of deferred income taxes.

From time to time, the Company will re-evaluate its estimates, including the useful lives and residual values surrounding the DVD game library. The Company bases its estimates on industry and historical experience, the utility and churn ratio of the game library, and on various other facts under the circumstances deemed reasonable at the time. Actual results may differ from these estimates.

Reclassifications

Certain amounts previously reported in previous periods have been reclassified to conform the Company's current period presentation.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents.

Concentrations

The Company maintains its cash in bank deposit accounts, which at time may exceed the federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

The Company has four vendor relationships that are critical to the day-to-day operations. One vendor supplies DVD library videos, one provides delivery of the video games to and from the customer, one is a global search engine website and one is in communications. The Company sells subscriptions, its sole source of revenue, to the individual general public throughout the United States of America.

Fair value of Financial Instruments

Financial instruments consist principally of cash, accounts and related party receivables, trade and related party payables, accrued liabilities, short-term obligations and notes receivable. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

Notes Receivable

The Company evaluates the collectibility of all short-term receivables periodically during the fiscal year. If, in management's best estimate, a portion or all of the receivable is deemed at risk for full collection within a reasonable period of time, the Company will write down the asset to its estimated net realizable value.

Reporting on the Costs of Start-Up Activities

Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Loss per Common Share

Basic loss per common share is provided in accordance with SFAS 128, "Earnings Per Share." Basic loss per common share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing the net loss by the weighted average number of common shares including the dilutive effect of common share equivalents then outstanding. Common stock equivalents are not included in the computation of diluted net loss per common share because the effect would be anti-dilutive.

Share-Based Payments

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No. 25. SFAS No. 123(R) will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005.

For the three months ended December 31, 2005, the Company issued $3,500 of share-based compensation for services rendered and reported under "fulfillment" expense. For the period August 4, 2004 (date of inception) to December 31, 2005, the Company issued a total of $8,028 of share-based compensation and the compensation is allocated to expense as follows:

     (a.) $7,875 - fulfillment,
     (b.) $150 - general and administrative, and (c.) $3 - officers compensation.

Dividends

The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Comprehensive Loss

The Company has no components of other comprehensive loss. Accordingly, net loss equals comprehensive loss for all periods.

Segment Reporting

The Company follows SFAS No. 130, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

The Company follows SFAS No. 109, "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

DVD Library

The Company records the purchase of new and/or used DVD's at cost. It depreciates the DVD video game library, less estimated salvage value of $1.00 per DVD, on a "sum-of-the-months" accelerated basis over the estimated economic useful life of each title. The economic useful life of a new release DVD game is estimated to be one year. In estimating the economic useful life of its DVD video game library, the Company considers the potential utilization, damage and loss.

Fixed Assets

Property

Property is recorded at cost. The cost of maintenance and repairs of equipment is charged to operating expense when incurred. Depreciation and amortization is determined based upon the assets' estimated useful lives, and is calculated on a straight-line basis when the asset is placed in service. When the Company sells, disposes or retires equipment or replaces a leasehold improvement, the related gains or losses are included in operating results.

Property is depreciated over seven years and begins when it is placed in service. Depreciation expense for the three months ended December 31, 2005 and 2004 was $934 and $-0-, respectively.

Leasehold Improvements

Leasehold improvements are recorded at cost. The Company capitalized $8,795 of leasehold improvements in fiscal 2005 and amortized these improvements over the remaining term of the lease. Amortization expense for the three months ended December 31, 2005 and 2004 was $694 and $-0-, respectively.

Software

Software is recorded at cost and consists of applications acquired by the Company on October 4, 2004. The cost was $25,625 and is amortized over sixty months. For each quarter ended December 31, 2005 and 2004, the Company depreciated $1,281, respectively.

Impairment of Long-Lived Assets

In accordance with SFAS No.144, "Accounting for the Impairment or Disposal of Long-lived Assets", the Company assesses long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be fully recoverable. Recoverability of asset groups to be held and used in measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds the fair value of the asset group. The Company evaluated its long-lived assets and no impairment charges were recorded for any of the periods presented.

Recent Authoritative Accounting Pronouncements

In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 changes the classification in the statement of financial position of certain common financial instruments from either equity or mezzanine presentation to liabilities and requires an issuer of those financial statements to recognize changes in fair value or redemption amount, as applicable, in earnings. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and with one exception, is effective at the beginning of the first interim period beginning after June 15, 2003. The effect of adopting SFAS No. 150 will be recognized as a cumulative effect of an accounting change as of the beginning of the period of adoption. Restatement of prior periods is not permitted. The adoption of SFAS No. 150 did not have an impact on the Company's financial position or results of operations.

In March 2004, the U.S. Securities and Exchange Commission's Office of the Chief Accountant and the Division of Corporate Finance released Staff Accounting Bulletin ("SAB") No. 105, "Loan Commitments Accounted for as Derivative Instruments". This bulletin contains specific guidance on the inputs to a valuation-recognition model to measure loan commitments accounted for at fair value, and requires that fair-value measurement include only differences between the guaranteed interest rate in the loan commitment and market interest rate, excluding any expected future cash flows related to the customer relationship or loan servicing. In addition, SAB No. 105 requires the disclosure of the accounting policy for loan commitments, including methods and assumptions used to estimate the fair value of loan commitments, and any associated hedging strategies. SAB No. 105 is effective for derivative instruments entered into subsequent to March 31, 2004 and should be applied to existing instruments as appropriate. The Company has not yet completed its evaluation of SAB No. 105, but does not anticipate a material impact, if any, on the financial statements.

In September 2004, The Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings per Share," which requires the inclusion of shares related to contingently convertible debt instruments for computing diluted earnings earning per share using the "if converted method", regardless of whether the market price contingency has been met. EITF 04-08 will be effective for all periods ending after December 15, 2004 and includes retroactive adjustments to historically reported diluted earning per share. In management's opinion, the adoption of EITF 04-08 does not currently have an impact on the Company's operating results or financial position.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-Monetary Assets, an Amendment of Accounting Principle Board (APB) No. 29". This statement amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". Earlier guidance had been based on the principle that exchanges of nonmonetary assets should be based on the fair value of the assets exchanged and APB No. 29 included certain exceptions to this principle. However, FASB No. 153 eliminated the specific exceptions for nonmonetary exchanges with a general exception rule for all exchanges of nonmonetary assets that do not have commercial and economic substance. A nonmonetary exchange has commercial substance only if the future cash flow of the entity is expected to change significantly as a result of the exchange. This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The implementation of this SFAS No. 153 is not expected to have a material impact on the Company's financial statement presentation or its disclosures.

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No. 25. SFAS No. 123(R) will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. It is the opinion of management, that the adoption of this standard will not have a material impact on the Company's financial position or results of operations.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154 ("SFAS No. 154"), "Accounting Changes and Error Corrections." This statement requires entities that voluntarily make a change in accounting principle to apply that change retrospectively to prior periods' financial statements, unless this would be impracticable. SFAS No. 154 supersedes APB Opinion No. 20, "Accounting Changes," which previously required that most voluntary changes in accounting principle be recognized by including in the current period's net income the cumulative effect of changing to the new accounting principle. SFAS No. 154 also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. SFAS No. 154 applies to accounting changes and error corrections that are made in fiscal years beginning after December 15, 2005. Management believes the adoption of this statement will not have an immediate material impact on the financial position of the Company.

Year-End

The Company adopted September 30th as its fiscal year end.

Note 2 - Going Concern and Management's Plan

The Company's financial statements as of December 31, 2005, and for the three months ended December 31, 2005 and 2004, respectively, and from August 4, 2004 (date of inception) to December 31, 2005 have been prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. From August 4, 2004 (date of inception) through December 31, 2005, the Company had a cumulative net loss of $1,093,903 and a negative cash flow from operations of $490,381. At December 31, 2005, the Company had a working capital deficit of $1,071,112 and a stockholders' deficit of $962,128. The financial statements do not include any adjustments that might result from the ultimate outcome of this uncertainty. As of December 31, 2005, the Company's working capital deficit may not enable it to meet certain financial objectives as presently structured.

The rate at which the Company expends it financial resources is variable, may be accelerated, and will depend on many factors. In order to obtain the necessary operating and working capital, the Company is seeking either public or private equity investors and/or private debt financing. There can be no assurance that such additional funding, if any, will be available on acceptable terms. Subsequent to December 31, 2005, the Company has received approximately $225,000 in additional financing to meet its operating needs (See also Note 15). If the financing does not provide sufficient capital, certain shareholders of the Company have agreed to provide sufficient operating funds, as a loan, over the next twelve-month period. The Company's continued existence as a going concern is completely dependent upon its ability to grow sales and to secure equity and/or debt financing and there are no assurances that the Company will be successful. Without sufficient short-term financing it would be unlikely for the Company to continue as a going concern.

Note 3 - Note Receivable

On August 24, 2005, the Company loaned an unrelated company $15,000, as evidenced by an unsecured promissory note. This note bears interest at 6% per annum and is due February 19, 2006. For the three months ended December 31, 2005, the Company recognized $323 of accrued interest income.

Note 4 - DVD Library

The following is a summary of the library collection as of:

                                                 December 31, 2005
                                               -------------------

        DVD game library, beginning        $              174,277
        Add: current period purchases                      29,695
                                               -------------------
                                                          203,972
                                               -------------------
        Less:
           Original  cost of DVD  library sold             14,572
           Accumulated depreciation                       139,334
                                               -------------------
                                                          153,906
                                               -------------------
        DVD video game library, net        $               50,066
                                               ===================

Note 5 - Fixed Assets

The Company as the following fixed assets as of:

                                                    December 31,
                                                        2005
                                                 -------------------

          Property                           $               26,140
          Leasehold improvements                              8,795
          Software                                           25,625
                                                 -------------------
                                                             60,560
          Less: accumulated depreciation
                   and amortization                          10,018
                                                 -------------------
           Fixed assets, net                  $              50,542
                                                 ===================

Note 6 - Fixed Asset Purchases

Asset Purchase No. 1

On October 4, 2004, the Company purchased for $40,100, the entire DVD video game library of a Connecticut-based Company ("CC") in exchange for an unsecured promissory note in the amount of $40,000 and 1,000,000 shares of the Company's $0.0001 par value common stock, valued at $100. (See also Note 9.)

Asset Purchase No. 2

On October 4, 2004, the Company purchased the entire collection of video games for $34,431 and industry specific internal use software for $25,625 from a California-based Company ("CA"), in exchange for an unsecured promissory note in the amount of $60,000 and 562,500 shares of the Company's $0.0001 par value common stock, valued at $56 (See also Note 9.)

Asset Purchase No. 3

On November 22, 2004, the Company purchased 1,628 used DVD video games from a company for $39,000. An initial payment of $5,000 was made at the time of closing with the remaining balance of $34,000 due on February 5, 2005. (See also
Note 8.)

Note 7 - Accrued Liabilities

The Company had the following accrued liabilities as of:

                                                           December 31,
                                                               2005
                                                          ---------------

        Accrued interest                              $            6,649
        Compensation for services to non-employees                 9,000
        Wages due to officers                                      8,659
        Taxes:
             Payroll                                              19,251
             Business                                                984
             Penalties and interest                                3,000
        Other                                                      8,380
                                                          ---------------
            Total                                                 55,923
        Accrued interest - related parties                        25,447
                                                          ---------------
            Total accrued liabilities                 $           81,370
                                                          ===============

Note 8 - Notes Payable

As of December 31, 2005, the Company is obligated on two promissory notes payable. The following describes the terms and conditions of each obligation:

                                                                                        December 31, 2005
                                                                                        -------------------
     Note payable, past due, bearing default interest at 18% per annum, secured by DVD video game library.
     (See Note 6, Asset Purchase No. 3.)                                             $         30,250

     Note payable, a private entity, 120-day note due March 9, 2006 bearing interest at 4% per annum and secured with Company assets. This note is for operating cash needs limited to a maximum of
     $250,000. (See also Note 15.)                                                            205,000
                                                                                       -------------------
                                                                                     $        235,250
                                                                                       ===================

Note 9 - Notes Payable and Amounts Due - Related Parties

As of December 31, 2005, the Company owes the following related parties:

     o A public company, managed, directed and partially owned by two of the officers, stockholders and directors of the Company in the form of a promissory note $333,837 bearing interest at 7% per annum and is due October 31, 2006. This note is unsecured. This note was created on October 31, 2005 and is a result of the Company converting operating capital advances under an open account into a formal agreement. (See also Note 15.)

          As of December 31, 2005 and September 30, 2005, the Company owed the public company, under an open account $20,732 and $310,915, respectively.

          The Company has a forty-eight month lease with a related party public company. The Company is leasing computers, printers and other technology equipment necessary to conduct the day-to-day operations. Terms require a base rent of $667 per month and applicable sales taxes. Rents may increase from time to time due to the Company needing additional equipment as it expands its operations and network of distribution centers. (See also Note 14.)

     o A private company, identified in Note 6 as "CC", Asset Purchase No. 1. The debt is in the form of an unsecured promissory note dated October 4, 2004. The note is past due and is bearing interest at 18% per annum. At December 31, 2005 and September 30, 2005, the amount due is $35,000.

     o A private company, identified in Note 6 as "CA", Asset Purchase No. 2. The debt is in the form of an unsecured promissory note issued on October 4, 2004. The note is past due and is bearing interest at 18% per annum. At December 31, 2005 and September 30, 2005, the amount due is $60,000.

     o A limited liability corporation ("LLC"). The LLC is owed $150,000 as of December 31, 2005 and September 30, 2005, and the debt is evidenced by a 90 day secured promissory note dated May 23, 2005, bearing interest at 4%. This note is subordinated to the $250,000 promissory note disclosed in Note 8. The note is past due. (See also Note 15.)

     o A private company. This company is owned and managed by two of the Company's officers and stockholders, and as of December 31, 2005 and September 30, 2005, the Company owes $8,715. This amount is unsecured, non-interest bearing and due on demand.

     o Two officers, for an aggregate amount of $528. These obligations are unsecured, without interest and due on demand.

Note 10 - Stockholders' Deficit

Preferred Stock

The Company is authorized to issue 10,000,000 shares of its $0.0001 par value preferred stock. As of December 31, 2005, no shares are issued and outstanding.

Class A Common Stock

The Company is authorized to issue 10,000,000 shares of its $0.0001 par value Class A common stock. Each holder of Class A common stock is entitled to 100 votes for each share of Class A common stock held. At the holder's sole discretion, they may convert all or part of their Class A common stock into an equal number of shares of common stock of the Company. The holders of Class A common stock are not entitled to cash dividends, but are entitled to receive stock or other property dividends. As of December 31, 2005, no shares are issued and outstanding.

Common Stock

The Company is authorized to issue 500,000,000 shares of its $0.0001 par value common stock. This class of stock allows a stockholder one vote for each share of common stock held.

As of December 31, 2005, the issued and outstanding shares of the Company's $0.0001 par value common stock were 17,020,000 shares, respectively.

At September 30, 2005, the Company had authorized the issuance of 3,112,500 shares of $0.0001 par value common stock, but these shares were not issued until November and December 2005.

Common Stock Issuances and Authorized for Issuance

On August 4, 2004, the Company issued 12,345,000 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

On September 8, 2004, the Company issued 1,562,500 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

On October 4, 2004, in connection with the purchases of two DVD library collections and software, the Company authorized the issuance of 1,562,500 shares of common stock, with a fair market price of $0.0001 per share. The shares were issued December 1, 2005.

On May 31, 2005, the Company authorized the issuance of 650,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 1, 2005.

On June 15, 2005, the Company authorized the issuance of 750,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 2, 2005.

On June 16, 2005, the Company authorized the issuance of 134,250 shares of common stock for services with a fair market value of $0.0001per share. The shares were issued December 2, 2005.

On August 26, 2005, the company authorized the issuance of 15,750 shares of common stock for services with a fair market value of $0.50 per share. The shares were issued November 30, 2005.

Note 11 - Share Exchange Agreement

On December 20, 2005, the stockholders of the Company agreed to terms of a Share Exchange Agreement, which upon closing, they would exchange 100% of their issued and outstanding shares of $0.0001 par value common stock for an equal number shares of $0.001 par value common stock in a Nevada corporation, a non-operating public shell company. This agreement was rescinded in February 2006.

Note 12 - Income Taxes

Deferred tax assets and liabilities are recognized based on the anticipated future tax effects arising from the differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases of assets and liabilities using enacted tax rates.

For interim financial reporting purposes, the Company incurred a net operating loss. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. The Company has incurred a loss since its inception, August 4, 2004 to December 31, 2005 and, accordingly, no provision for income taxes has been recorded. Based on the available objective evidence, including the Company's history of losses, management conservatively believes it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, for interim reporting purposes, the Company provided for a full valuation allowance against its estimated net deferred tax assets at December 31, 2005.

Note 13 - Cash Flow Statements

Non-cash Investing and Financing

For the three months ended December 31, 2005 and 2004, and from August 4, 2004 (date of inception) to December 31, 2005, non-cash investing and financing activities and supplemental cash flow information are included in the following:

                                                                                                                 Cumulative from
                                                                                                                 August 4, 2004
                                                                        Three months ended December 31,             (date of
                                                                                                                  inception) to
                                                                           2005                 2004            December 31, 2005
                                                                      ----------------    -----------------    --------------------
          Transactions

             a. Issuance of stock and notes payable for internal use
                     software and video game library disks            $          --      $       139,000      $         139,000

             b.  Convert amounts due to related party to note
                     payable - related party                                 333,837                  --                 333,837

             c.  Credit received for sale of video game disks                 11,365                  --                  11,365

The Company did not pay any cash for interest and income taxes for the three month periods ended December 31, 2005 and 2004, respectively, and from August 4, 2004 (date of inception) to December 31, 2005.

Note 14 - Commitments and Contingencies

Facilities

The Company conducts a substantial portion of its operations utilizing leased facilities. The Company is obligated on four leases:

     a.)  one for its corporate headquarters located in Gig Harbor, Washington,

     b.) two distribution centers, one each located in the states of Georgia and Connecticut. Certain of these leases include a base fee for office infrastructure items such as communications and office furnishings and are included in the schedule below, and

     c.)  a west coast distribution center located in California.

Future estimated annual minimum operating lease payments are:

                                Fiscal periods ending December 31:

                                2006              $  59,050
                                2007                 32,500
                                2008                 24,900
                                             --------------------
                                                  $ 116,450
                                             ====================

The Company had rented its California distribution center from a related party until January 2006, at which time this center was moved to a new location in Anaheim, CA. Rent was $1,500 per month and was on a month-to-month term. On December 13, 2005, the Company entered into a one-year lease for its new California distribution center. The lease term begins on January 1, 2006 and with a monthly rental of $2,145. This lease is renewable.

For the three months ended December 31, 2005 and 2004, facility rental expense was $19,778 and $4,875, respectively.

Personal Property

The Company entered into a personal property lease with the public company, a related party discussed in Note 9, for a term of forty-eight months. The Company is leasing computers, printers and other technology equipment necessary to conduct the day-to-day operations. Terms require a base rent of $667 per month and applicable sales taxes. Rents may increase from time to time due to the Company needing additional equipment as it expands its operations and network of distribution centers. For the quarters ended December 31, 2005 and 2004, rental expense for this personal property was approximately $2,000 and $-0-, respectively.

Future minimum annual operating lease payments are:

                    Fiscal periods ended December 31:

                    2006                  $        8,004
                    2007                           8,004
                    2008                           8,004
                    2009                           4,400
                                          ---------------
                                          $       28,412
                                          ===============

From October 4, 2004 through December 31, 2005 and to the date of this report, the Company has utilized the services of several independent contractors. In the opinion of management, these individuals are not employees.

Note 15 - Subsequent Events

From January 1, 2006 to March 31, 2006, the Company borrowed an additional $42,067 of operating capital from the related party public company as discussed in Note 9 and paid back $46,490.

From January 1, 2006 to March 13, 2006, the Company borrowed an additional $100,000 over four separate transactions from the unrelated party who is already owed $205,000 at December 31, 2005. (See also Note 8.) As a result of these loans, $45,000 was applied to the $250,000 promissory note as described in Note 8, and the remaining $55,000 is considered as an additional amount to the promissory note.

On February 17, 2006, the Company granted options to seven individuals to purchase two million shares of its par value common stock. Non-employees were granted a total of 450,000 options and employees/officers/directors were granted a total of 1,550,000 options. The options vest immediately with an exercise price of $0.50 per share. The exercise period is ten years from the grant date. These options will be accounted for under SFAS No. 123(R), Share Based Payment, and will be valued under an option-pricing model, such as the Black-Scholes Model.

On March 3, 2006, the Company borrowed $25,000 from another related party. No terms are attached to this loan.

On March 8, 2006, the Company signed a letter of intent to enter into a Merger or a Share Exchange Agreement with a publicly- held Nevada corporation. Terms of this agreement require all the Company's stockholders to exchange 100% of their shares of common stock, for a proportionate number of shares of the public company's common stock. Prior to closing, the Company will convert approximately $798,000 of debt into shares of the Company's common stock at a conversion price yet to be determined. Upon the effective date of the closing, the public company will be the surviving entity, will change its name to "GotaPlay Interactive, Inc." and will assume all operations, assets and remaining debts of the Company.

On March 15, 2006, the Company borrowed $50,000 from the public company with whom it plans to merge as discussed above. The loan is evidenced by a 180 day, 8.0%, unsecured promissory note. In addition, on April 7, 2006, the Company borrowed $8,000 from the public company with whom it plans to merge. No terms are attached to the $8,000 loan.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)

                                 Balance Sheets
                                      as of
                           September 30, 2005 and 2004

                                       and

                            Statements of Operations,
                             Stockholders' Deficit,
                                       and
                                   Cash Flows
                               For the Year ended
                      September 30, 2005 and for the period
            August 4, 2004 (Date of Inception) to September 30, 2004
                                       and
                                 for the period
                       August 4, 2004 (Date of Inception)
                                     through
                               September 30, 2005

                                TABLE OF CONTENTS





                                                                           PAGE

Independent Registered Public Accounting Firm Reports                        1

Balance Sheets                                                               3

Statements of Operations                                                     4

Statement of Stockholders' Deficit                                           5

Statements of Cash Flows                                                     6

Footnotes                                                                    7

BECKSTEAD AND WATTS, LLP
Certified Public Accountants
                                                    2425 W Horizon Ridge Parkway
                                                             Henderson, NV 89052
                                                              702.257.1984 (tel)
                                                              702.362.0540 (fax)



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We have audited the accompanying balance sheets of Gotaplay Interactive, Inc. (the "Company") (A Development Stage Company), as of September 30, 2005 and the related statements of operations, stockholders' (deficit), and cash flows for the year ended September 30, 2005, and for the period from August 4, 2004 (Date of Inception) to September 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gotaplay Interactive, Inc. (A Development Stage Company) as of September 30, 2005 and the related statements of operations, stockholders' (deficit), and cash flows for the year ended September 30, 2005, and for the period from August 4, 2004 (Date of Inception) to September 30, 2005, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had limited operations and has not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




January 27, 2006

Beckstead and Watts, LLP
Certified Public Accountants
                                                        3340 Wynn Road, Suite B
                                                            Las Vegas, NV 89102
                                                             702.257.1984 (tel)
                                                             702.362.0540 (fax)


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors
Gotaplay Interactive, Inc.
Tacoma, WA

We have audited the Balance Sheet of Gotaplay Interactive, Inc. (the "Company"), as of September 30, 2004, and the related Statement of Operations, Stockholders' Deficit, and Cash Flows for the period from August 4, 2004 (inception) to September 30, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards established by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gotaplay Interactive, Inc. as of September 30, 2004, and the results of its operations, equity and cash flows for the period August 4, 2004 (inception) to September 30, 2004, in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had limited operations and have not commenced planned principal operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



November 9, 2004

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                                 Balance Sheets


                                                                  September 30, 2005         September 30, 2004
                                                                 ---------------------      ---------------------

                                    Assets

Current assets
    Cash                                                           $            7,918        $            1,091
    Prepaid expenses                                                            5,250                        --
    Note receivable                                                            15,000                        --
                                                                 ---------------------      ---------------------
           Total current assets                                                28,168                     1,091
                                                                 ---------------------      ---------------------
Other assets
    DVD library, net                                                           54,416                        --
    Fixed assets, net                                                          53,450                        --
    Deposits                                                                    8,376                        --
                                                                 ---------------------      ---------------------
           Total other assets                                                 116,242                        --
                                                                 ---------------------      ---------------------
           Total assets                                            $          144,410        $             1,091
                                                                   ==================       =====================

                      Liabilities and Stockholders' Deficit

Current liabilities
    Accounts payable                                               $          110,789         $               --
    Accounts payable - related parties                                         48,211                         --
    Accrued liabilities                                                        54,950                         --
    Deferred revenue                                                            4,103                         --
    Note payable                                                               31,750                         --
    Notes payable - related parties                                           245,000                         --
    Amounts due to other related parties                                      320,158                      5,445
                                                                 ---------------------      ---------------------
           Total current liabilities                                          814,961                      5,445
                                                                 ---------------------      ---------------------
Commitments and contingencies

Stockholders' deficit
    Preferred stock, $0.0001 par value, 10,000,000 shares
       authorized, none issued and outstanding                                     --                         --
    Class A common stock, $0.0001 par value, 10,000,000 shares
       authorized, none issued and outstanding                                     --                         --
    Common stock, $0.0001 par value, 500,000,000 shares
       authorized, 13,907,500 and 13,907,500 shares issued and
       outstanding at September 30, 2005 and 2004, respectively                 1,391                      1,391
    Additional paid-in capital                                                122,500                         --
    Common stock, authorized, but unissued                                      8,184                         --
    Subscription receivable                                                     (300)                      (300)
    Prepaid services paid with common stock                                   (3,500)                         --
    Accumulated deficit during development stage                            (798,826)                    (5,445)
                                                                 ---------------------      ---------------------
           Total stockholders' deficit                                      (670,551)                    (4,354)
                                                                 ---------------------      ---------------------
           Total liabilities and stockholders' deficit             $          144,410         $            1,091
                                                                 =====================      =====================






The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                            Statements of Operations





                                                                                 August 4, 2004      Cumulative results of
                                                                                    (date of          operations from August
                                                              Year ended          inception) to          4, 2004 (date of
                                                             September 30,        September 30,            inception)
                                                                 2005                 2004            to September 30, 2005
                                                           ------------------    ----------------    -------------------------
Revenues from subscriptions                                     $     96,573       $          --       $               96,573
    Cost of subscription revenues                                    204,648                  --                      204,648
                                                           ------------------    ----------------    -------------------------
    Loss before operating expenses                                 (108,075)                  --                    (108,075)
                                                           ------------------    ----------------    -------------------------
Operating expenses
    Fulfillment                                                      245,618                  --                      245,618
    Technology and development                                        73,405                  --                       73,405
    Advertising and marketing                                         36,907                  --                       36,907
    General and administrative                                       107,246               1,045                      108,291
    Officers' compensation                                           149,967                  --                      149,967
    Related party expenses                                            47,805               4,400                       52,205
    Stock-based compensation                                           4,528                  --                        4,528
                                                           ------------------    ----------------    -------------------------
    Total operating expenses                                         665,476               5,445                      670,921
                                                           ------------------    ----------------    -------------------------
    Loss from operations                                           (773,551)             (5,445)                    (778,996)

Other income (expense)
    Interest expense                                                (19,830)                  --                     (19,830)
                                                           ------------------    ----------------    -------------------------
    Net loss before income taxes                                   (793,381)             (5,445)                    (798,826)

Provision for income taxes                                                --                  --                           --
                                                           ------------------    ----------------    -------------------------
    Net loss                                                   $   (793,381)         $   (5,445)            $       (798,826)
                                                           ==================    ================    =========================

Weighted average shares outstanding of common stock,
         basic and diluted                                        13,907,500          12,964,612                   13,778,215
                                                           ==================    ================    =========================
Net loss per common shares outstanding, basic and diluted  $          (0.06)       $      (0.00)        $              (0.06)
                                                           ==================    ================    =========================











The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc..
                          (a Development Stage Company)
                       Statement of Stockholders' Deficit

            August 4, 2004 (date of inception) to September 30, 2005




                                                                                     Common
                                                                                      Stock
                                                                                   Authorized
                                             Common Stock           Additional         but
                                     -------------------------        Paid-In        Unissued
                                       Shares         Amount          Capital         Amount
                                     ------------    ---------      ----------   ------------
Issuance of common stock to
    founders at par value,
    August 4, 2004 ..............     12,345,000     $    1,235     $     --       $     --

Issuance of common stock to
    founders at par value,
    September 8, 2004............      1,562,500            156           --             --

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ..........           --             --             --             --
                                      ----------        --------       --------     ----------
Balance, September 30, 2004 .....     13,907,500          1,391           --             --
                                      ----------        --------       --------     ----------
Authorization to issue common
    stock at par value for DVD
    library, October 4, 2004 ....           --             --             --              156

Authorization to issue common
    stock at par value for
    services, May 31, 2005 ......           --             --             --               65

Authorization to issue common
    stock at par  value for
    services, June 15, 2005 .....           --             --             --               75

Authorization to issue common
    stock at par value for
    services, June 16, 2005 .....           --             --             --               13

Authorization to issue common
    stock at $0.50 per share
    for services and prepaid
    services, August 26, 2005 ...           --             --             --            7,875

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 ...........           --             --          122,500           --

Net loss, year ended
    September 30, 2005 ..........           --             --             --             --
                                      ----------      ----------     ----------     ----------
Balance, September 30, 2005 .....     13,907,500     $    1,391     $  122,500     $    8,184
                                      ==========      ==========     ==========     ==========

(Continued from table above, first column repeated)

                                                                        Accumulated
                                                       Prepaid           (Deficit)
                                                       Services           during            Total
                                    Subscription         With           Development      Stockholders'
                                     Receivable      Common Stock          Stage            Deficit
                                    ------------     ------------      ------------     -------------
Issuance of common stock to
    founders at par value,
    August 4, 2004 ..............    $     (300)     $     --        $     --        $      935

Issuance of common stock to
    founders at par value,
     September 8, 2004...........           --              --              --               156

Net loss, August 4, 2004 (date of
    inception) to
    September 30, 2004 ..........           --              --            (5,445)         (5,445)
                                      ----------      ----------      ----------      ----------
Balance, September 30, 2004 .....         (300)             --            (5,445)         (4,354)
                                      ----------      ----------      ----------      ----------
Authorization to issue common
    stock at par value for DVD
    library, October 4, 2004 ....           --              --              --               156

Authorization to issue common
    stock at par value for
    services, May 31, 2005 ......           --              --              --                65

Authorization to issue common
    stock at par  value for
    services, June 15, 2005 .....           --              --              --                75

Authorization to issue common
    stock at par value for
    services, June 16, 2005 .....           --              --              --                13

Authorization to issue common
    stock at $0.50 per share
    for services and prepaid
    services, August 26, 2005 ...           --            (3,500)           --             4,375

Recognition of non compensated
    services from October 1, 2004
    to March 31, 2005 ...........           --              --              --           122,500

Net loss, year ended
    September 30, 2005 ..........           --              --          (793,381)       (793,381)
                                      ----------      ----------      ----------      ----------
Balance, September 30, 2005 .....     $     (300)     $   (3,500)     $ (798,826)     $ (670,551)
                                      ==========      ==========      ==========      ==========



The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                            Statements of Cash Flows


                                                                                           August 4, 2004        Cumulative cash
                                                                                              (date of         flows from August 4,
                                                                        Year ended         inception) to           2004 (date of
                                                                       September 30,       September 30,           inception) to
                                                                           2005                 2004            September 30, 2005
                                                                      ----------------    -----------------    ---------------------
Increase (Decrease) in Cash
    Net loss                                                          $     (793,381)     $       (5,445)      $        (798,826)
    Adjustment to reconcile net loss to cash (used) in
        operating activities:
        Depreciation and amortization                                        126,972                  --                 126,972
        Write-down of DVD library                                             53,108                  --                  53,108
        Non compensated  services rendered                                   122,500                  --                 122,500
        Share-based compensation for services rendered                         4,528                  --                   4,528

           Changes in assets and liabilities:
             Deposits                                                         (8,376)                 --                  (8,376)
             Accounts payable                                                110,789                  --                 110,789
             Accounts payable - related party                                 48,211                  --                  48,211
             Accrued liabilities                                              54,950                  --                  54,950
             Deferred revenue                                                  4,103                  --                   4,103
             Prepaid expenses                                                 (5,250)                 --                  (5,250)
                                                                      ----------------    -----------------    ---------------------
               Net cash (used) in operating activities                      (281,846)             (5,445)               (287,291)
                                                                      ----------------    -----------------    ---------------------
Cash flows from investing activities
    Purchase of equipment and leaseholds                                     (34,936)                 --                 (34,936)
    Purchase of DVD library                                                 (113,854)                 --                (113,854)
    Additions to note receivable                                             (15,000)                 --                 (15,000)
                                                                      ----------------    -----------------    ---------------------
               Net cash (used) in investing activities                      (163,790)                 --                (163,790)
                                                                      ----------------    -----------------    ---------------------
Cash flows from financing activities
    Payments on notes payable                                                 (7,250)                 --                  (7,250)
    Proceeds from note payable - related party                               150,000                  --                 150,000
    Payments on notes payable - related party                                 (5,000)                 --                  (5,000)
    Proceeds from loans - related parties                                    338,800               5,445                 344,245
    Payments from loans - related parties                                    (24,087)                 --                 (24,087)
    Proceeds from issuance of common stock                                        --               1,091                   1,091
                                                                      ----------------    -----------------    ---------------------
               Net cash provided by financing activities                     452,463               6,536                 458,999
                                                                      ----------------    -----------------    ---------------------
Net increase in cash                                                           6,827               1,091                   7,918
Cash at beginning of period                                                    1,091                  --                      --
                                                                      ----------------    -----------------    ---------------------
Cash at end of period                                                 $        7,918      $        1,091       $           7,918
                                                                      ================    =================    =====================


Supplemental disclosures and non-cash investing and financing activities - see
Note 11.

The accompanying notes are an integral part of these financial statements.

                           Gotaplay Interactive, Inc.
                          (a Development Stage Company)
                          Notes to Financial Statements





Note 1 - Organization and Summary of Significant Accounting Policies

Organization and Description of Business

   The Company was organized August 4, 2004 (date of inception) under the laws of the State of Nevada, as Gotaplay Interactive, Inc. (the "Company") and began operations on October 4, 2004. The Company is an online video game rental subscription service, providing subscribers with access to a comprehensive library of titles. For the standard subscription plan of $20.95 per month, subscribers can generally have up to two titles out at the same time with no due dates, late fees or shipping charges. In addition to the standard plan, the Company offers other service plans with different price points that allow subscribers to keep either fewer or more titles at the same time. Subscribers select titles at the Company's website, aided by its proprietary recommendation service, and generally receive the DVD game within three business days by U.S. Postal mail service. The gamers then return the DVD game at their convenience using the Company's prepaid mailers. After a title has been returned, the Company mails a title from the subscriber's game queue. All of the Company's subscription revenues are generated in the United States of America.

   Since August 4, 2004, the Company has had limited operations and, in management's opinion, has not generated significant revenues. In accordance with Statement of Financial Accounting Standards No. 7 (SFAS No. 7) "Accounting and Reporting by Development Stage Enterprises", it is management's position that the Company is a development stage company because it has not generated significant revenues and continues to devote substantial efforts in raising needed operating and working capital.

Revenue Recognition and Deferred Revenue

   After an initial ten-day satisfaction guaranteed period, the Company recognizes subscription revenue ratably during each subscriber's monthly subscription period. For financial reporting purposes, the Company allocates subscription fees over the number of days in the month in which the fee was charged. During the initial ten-day period, a new subscriber has the right to rescind its agreement and receive full credit for the charge.

   As of September 30, 2005, the Company reported $4,103 of deferred revenue, which will be fully recognized in the month of October 2005. The Company did not have revenues for the period August 4, 2004 (date of inception) to September 30, 2004. All authorized refunds to subscribers are recorded as a reduction of revenues. Revenues from sales of used video games will be recorded upon shipment.

Cost of Revenues

   Cost of subscription revenue generally consists of depreciation, any write-down due to lost or damaged disks, postage and mailers provided to paying subscribers. Credit card settlement fees are also included in this category because every subscription processed incurs a merchant transaction fee, which is calculated as a direct percentage of the subscription charge.

   When used DVD games are sold, the net book value, and any handling and shipping fees, are considered costs of the sale.

Fulfillment Expenses

   Fulfillment expenses represent those costs incurred in operating and staffing the Company's fulfillment and customer service centers, including costs attributable to receiving, inspecting and warehousing the Company's DVD library.

Technology and Development Expenses

   Technology and development expenses consist of payroll, indirect labor costs and payroll burden, outside contractual fees and other incidental costs directly related with the continuation of modifying and developing better solutions that will enhance the utility and functionality of the Company's web site and the improvement to certain internal use software systems. All development expenses are expensed as incurred within this classification.

Advertising Expenses

   Advertising costs are expensed as incurred. For the year ended September 30, 2005 advertising expenses totaled $2,735. The Company did not have advertising costs for the period ended September 30, 2004.

Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expense during the reporting periods. Significant items, though not limited to, that are subject to estimates and assumptions include:

     a.   carrying amounts of the DVD game library;
     b.   depreciation of software;
     c.   depreciation and amortization of property and leaseholds;
     d.   valuation of stock-based compensation; and
     e.   calculation and estimation of deferred income taxes.

   From time to time, the Company will re-evaluate its estimates, including the useful lives and residual values surrounding the DVD game library. The Company bases its estimates on industry and historical experience, the utility and churn ratio of the game library, and on various other facts under the circumstances deemed reasonable at the time. Actual results may differ from these estimates.

Reclassifications

   Certain amounts previously reported in previous periods have been reclassified to conform the Company's current period presentation.

Cash and Cash Equivalents

   The Company considers all highly liquid instruments with original maturities of three months or less at the date of purchase to be cash equivalents.

Concentrations

   The Company maintains its cash in bank deposit accounts, which at time may exceed the federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

   The Company has four vendor relationships that are critical to the day-to-day operations. One vendor supplies DVD library videos, one provides delivery of the video games to and from the customer, one is a global search engine website and one is in communications. The Company sells subscriptions, its sole source of revenue for the period ended September 30, 2005, to the individual general public throughout the United States of America.

Fair value of Financial Instruments

   Financial instruments consist principally of cash, accounts and related party receivables, trade and related party payables, accrued liabilities, short-term obligations and notes receivable. The carrying amounts of such financial instruments in the accompanying balance sheets approximate their fair values due to their relatively short-term nature. It is management's opinion that the Company is not exposed to significant currency or credit risks arising from these financial instruments.

Notes Receivable

   The Company evaluates the collectibility of all short-term receivables periodically during the fiscal year. If, in management's best estimate, a portion or all of the receivable is deemed at risk for full collection within a reasonable period of time, the Company will write down the asset to its estimated net realizable value.

Reporting on the Costs of Start-Up Activities

   Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities," which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company's financial statements.

Loss per Common Share

   Basic loss per common share is provided in accordance with SFAS 128, "Earnings Per Share." Basic loss per common share is computed by dividing the net loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted loss per common share is computed by dividing the net loss by the weighted average number of common shares including the dilutive effect of common share equivalents then outstanding. Common stock equivalents are not included in the computation of diluted net loss per common share because the effect would be anti-dilutive.

Share-Based Payments

   In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No.
   25. SFAS No. 123(R) is effective for interim or annual reporting periods beginning on or after June 15, 2005.

Dividends

   The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid or declared since inception.

Comprehensive Loss

   The Company has no components of other comprehensive loss. Accordingly, net loss equals comprehensive loss for all periods.

Segment Reporting

   The Company follows SFAS No. 130, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income Taxes

   The Company follows SFAS No. 109, "Accounting for Income Taxes" for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

   Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

DVD Library

   The Company records the purchase of new and/or used DVD's at cost. It depreciates the DVD video game library, less estimated salvage value of $1.00 per DVD, on a "sum-of-the-months" accelerated basis over the estimated economic useful life of each title. The economic useful life of a new release DVD game is estimated to be one year. In estimating the economic useful life of its DVD video game library, the Company considers the potential utilization, damage and loss.

Fixed Assets

   Property

   Property is recorded at cost. The cost of maintenance and repairs of equipment is charged to operating expense when incurred. Depreciation and amortization is determined based upon the assets' estimated useful lives, and is calculated on a straight-line basis when the asset is placed in service. When the Company sells, disposes or retires equipment or replaces a leasehold improvement, the related gains or losses are included in operating results.

   Property is depreciated over seven years and begins when it is placed in service. Depreciation expense for the periods ended September 30, 2005 and 2004 was $1,082 and $-0-, respectively.

   Leasehold Improvements

   Leasehold improvements are recorded at cost. The Company capitalized $8,795 of leasehold improvements in fiscal 2005 and amortized these improvements over the remaining lease term. Amortization expense for the periods ended September 30, 2005 and 2004 was $903 and $-0-, respectively.

   Software

   Software is recorded at cost and consists of applications acquired by the Company on October 4, 2004. The cost was $25,625 and is amortized over sixty months. For the periods ended September 30, 2005 and 2004, the Company depreciated $5,125 and $-0-, respectively.

Impairment of Long-Lived Assets

   In accordance with SFAS No.144, "Accounting for the Impairment or Disposal of Long-lived Assets", the Company assesses long-lived assets, such as property and equipment and intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset group may not be fully recoverable. Recoverability of asset groups to be held and used in measured by a comparison of the carrying amount of an asset group to estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of an asset group exceeds the fair value of the asset group. The Company evaluated its long-lived assets and no impairment charges were recorded for any of the periods presented.

Recent Authoritative Accounting Pronouncements

   In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity." SFAS No. 150 changes the classification in the statement of financial position of certain common financial instruments from either equity or mezzanine presentation to liabilities and requires an issuer of those financial statements to recognize changes in fair value or redemption amount, as applicable, in earnings. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and with one exception, is effective at the beginning of the first interim period beginning after June 15, 2003. The effect of adopting SFAS No. 150 will be recognized as a cumulative effect of an accounting change as of the beginning of the period of adoption. Restatement of prior periods is not permitted. The adoption of SFAS No. 150 did not have an impact on the Company's financial position or results of operations.

   In March 2004, the U.S. Securities and Exchange Commission's Office of the Chief Accountant and the Division of Corporate Finance released Staff Accounting Bulletin ("SAB") No. 105, "Loan Commitments Accounted for as Derivative Instruments". This bulletin contains specific guidance on the inputs to a valuation-recognition model to measure loan commitments accounted for at fair value, and requires that fair-value measurement include only differences between the guaranteed interest rate in the loan commitment and market interest rate, excluding any expected future cash flows related to the customer relationship or loan servicing. In addition, SAB No. 105 requires the disclosure of the accounting policy for loan commitments, including methods and assumptions used to estimate the fair value of loan commitments, and any associated hedging strategies. SAB No. 105 is effective for derivative instruments entered into subsequent to March 31, 2004 and should be applied to existing instruments as appropriate. The Company has not yet completed its evaluation of SAB No. 105, but does not anticipate a material impact, if any, on the financial statements.

   In September 2004, The Emerging Issues Task Force ("EITF") reached a consensus on EITF Issue 04-08, "The Effect of Contingently Convertible Instruments on Diluted Earnings per Share," which requires the inclusion of shares related to contingently convertible debt instruments for computing diluted earnings earning per share using the "if converted method", regardless of whether the market price contingency has been met. EITF 04-08 will be effective for all periods ending after December 15, 2004 and includes retroactive adjustments to historically reported diluted earning per share. In management's opinion, the adoption of EITF 04-08 does not currently have an impact on the Company's operating results or financial position.

   In December 2004, the FASB issued SFAS No. 153, "Exchanges of Non-Monetary Assets, an Amendment of Accounting Principle Board (APB) No. 29". This statement amends APB Opinion No. 29, "Accounting for Nonmonetary Transactions". Earlier guidance had been based on the principle that exchanges of nonmonetary assets should be based on the fair value of the assets exchanged and APB No. 29 included certain exceptions to this principle. However, FASB No. 153 eliminated the specific exceptions for nonmonetary exchanges with a general exception rule for all exchanges of nonmonetary assets that do not have commercial and economic substance. A nonmonetary exchange has commercial substance only if the future cash flows of the entity is expected to change significantly as a result of the exchange. This statement is effective for nonmonetary exchanges occurring in fiscal periods beginning after June 15, 2005. The implementation of this SFAS No. 153 is not expected to have a material impact on the Company's financial statement presentation or its disclosures.

   In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R), Share-Based Payment, which establishes standards for transactions in which an entity exchanges its equity instruments for goods and services. This standard replaces SFAS No. 123 and supercedes Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock-Based Compensation. This standard requires a public entity to measure the cost of employee services, using an option-pricing model, such as the Black-Scholes Model, received in exchange for an award of equity instruments based on the grant-date fair value of the award. This eliminates the exception to account for such awards using the intrinsic method previously allowable under APB No.
   25. SFAS No. 123(R) is effective for interim or annual reporting periods beginning on or after June 15, 2005. It is the opinion of management, that the adoption of this standard will not have a material impact on the Company's financial position or results of operations.

   In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154 ("SFAS No. 154"), "Accounting Changes and Error Corrections." This statement requires entities that voluntarily make a change in accounting principle to apply that change retrospectively to prior periods' financial statements, unless this would be impracticable. SFAS No. 154 supersedes APB Opinion No. 20, "Accounting Changes," which previously required that most voluntary changes in accounting principle be recognized by including in the current period's net income the cumulative effect of changing to the new accounting principle. SFAS No. 154 also makes a distinction between "retrospective application" of an accounting principle and the "restatement" of financial statements to reflect the correction of an error. SFAS No. 154 applies to accounting changes and error corrections that are made in fiscal years beginning after December 15, 2005. Management believes the adoption of this statement will not have an immediate material impact on the financial position of the Company.

Year-End

   The Company adopted September 30th as its fiscal year end.

Note 2 - Going Concern and Management's Plan

   The Company's financial statements as of and for the periods ended September 30, 2005 and 2004 have been prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. From August 4, 2004 (date of inception) through September 30, 2005, the Company had a cumulative net loss of $798,826 and a negative cash flow from operations of $287,291. At September 30, 2005, the Company had a working capital deficit of $786,793 and a stockholders' deficit of $670,551. The financial statements do not include any adjustments that might result from the ultimate outcome of this uncertainty. As of September 30, 2005, the Company's working capital deficit may not enable it to meet certain financial objectives as presently structured.

   The rate at which the Company expends it financial resources is variable, may be accelerated, and will depend on many factors. In order to obtain the necessary operating and working capital, the Company is seeking either public or private equity investors and/or private debt financing. There can be no assurance that such additional funding, if any, will be available on acceptable terms. If the financing does not provide sufficient capital, some of the shareholders of the Company have agreed to provide sufficient funds as a loan over the next twelve-month period. The Company's continued existence as a going concern is completely dependent upon its ability to grow sales and to secure equity and/or debt financing and there are no assurances that the Company will be successful. Without sufficient short-term financing it would be unlikely for the Company to continue as a going concern.

Note 3 - Note Receivable

   On August 24, 2005, the Company loaned an unrelated company $15,000, as evidenced by an unsecured promissory note. This note bears interest at 6% per annum and is due February 19, 2006.

Note 4 - DVD Library

   The following is a summary of the library collection as of September 30:

                                                 2005                 2004
                                              -----------      --------------
DVD video game library ................        $227,385        $         --
                                               --------        --------------
Less:
     Write-down of DVD Library ........          53,108                  --
     Accumulated depreciation .........         119,861                  --
                                               --------        --------------
                                                172,969                  --
                                               --------        --------------
DVD video game library, net ...........        $ 54,416        $         --
                                               ========        ==============

Note 5 - Fixed Assets

   The Company has the following fixed assets as of September 30:

                                     2005            2004
                                  ---------    --------------
Property .....................     $26,140     $        --
Leasehold improvements .......       8,795              --
Software .....................      25,625              --
                                   -------     -------------
                                    60,560              --
Less: accumulated depreciation
         and amortization ....       7,110              --
                                   -------     -------------
Fixed assets, net ............     $53,450     $        --
                                   =======     =============

Note 6 - Fixed Asset Purchases

Asset Purchase No. 1

   On October 4, 2004, the Company purchased for $40,100, the entire DVD video game library of a Connecticut-based Company ("CC") in exchange for an unsecured promissory note in the amount of $40,000 and 1,000,000 shares of the Company's $0.0001 par value common stock, valued at $100. (See also Note 7.)

Asset Purchase No. 2

   On October 4, 2004, the Company purchased the entire collection of video games for $34,431 and industry specific internal use software for $25,625 from a California-based Company ("CA"), in exchange for an unsecured promissory note in the amount of $60,000 and 562,500 shares of the Company's $0.0001 par value common stock, valued at $56.
   (See also Note 7.)

Asset Purchase No. 3

   On November 22, 2004, the Company purchase 1,628 used DVD video games from a company for $39,000. An initial payment of $5,000 was made at the time of closing with the remaining balance of $34,000 due on February 5, 2005. The Company has made principal payments totaling $2,250 through September 30, 2005 and is past due. The note is bearing default interest at a rate of 18% per annum and is secured by DVD video game library. The balance due at September 30, 2005 is $31,750.

Note 7 - Related Party Transactions

At September 30, 2005, the Company owes the following related parties:

o A public company, managed, directed and partially owned by two of the officers, stockholders and directors of the Company in the amount of $310,915. The funds were advanced for operating purposes. The debt is unsecured, due on demand and without interest. However, between October 1, 2005 and October 31, 2005, the Company was advanced an additional $22,922. The total debt, $333,837 at October 31, 2005 was converted into an unsecured promissory note in the amount of $333,837, bearing interest at 7% per annum and due within one year from the date of issuance. At September 30, 2004, the Company owed this public company $5,445. (See also Note 13.)

         In addition, at September 30, 2005, the Company owes $29,805 to this public company for services and computer equipment rental.

         The Company has a forty-eight month lease with a related party public company. The Company is leasing computers, printers and other technology equipment necessary to conduct the day-to-day operations. Terms require a base rent of $667 per month and applicable sales taxes. Rents may increase from time to time due to the Company needing additional equipment as it expands its operations and network of distribution centers. (See also Note 12)

o        A private company, identified in Note 6 as "CC", Asset Purchase No. 1.
         The debt is in the form of an unsecured promissory note dated October 4, 2004. The note is past due and is bearing interest at 18% per annum. At September 30, 2005 the amount due is $35,000.

o        A private company, identified in Note 6 as "CA", Asset Purchase No. 2.
         The debt is in the form of an unsecured promissory note issued on October 4, 2004. The note is past due and is bearing interest at 18% per annum. At September 30, 2005 the amount due is $60,000.

o A limited liability corporation ("LLC"). The LLC is owed $150,000 as of September 30, 2005 and the debt is evidenced by a 90 day secured promissory note dated May 23, 2005, bearing interest at 4%. The note is past due. (See also Note 13.)

o A private company, owned and managed by two of the Company's officers and stockholders, in the amount of $8,715. This amount is unsecured, non-interest bearing and due on demand.

o A private company, related to a stockholder. The Company rented its California distribution center from this party. At September 30, 2005 and 2004, the amount due to this related party was $15,000 and $-0-, respectively. Rent is $1,500 per month and is on a month-to-month term. (See also Note 12.)

o        Two officers and two stockholders, for an aggregate amount of $3,934.
         These obligations are unsecured, without interest and due on demand.

The Company authorized the issuance of common stock, $0.0001 par value per share, to related parties for periods ended September 30 as follows:

                   Period            Shares            Cash          Non-Cash           Total
              ------------------ ---------------- --------------- ---------------- ----------------
                    2004            6,312,500          $631            $ --             $631
                    2005            3,581,750           119             239              358
                                 ---------------- --------------- ---------------- ----------------
                          Total     9,894,250          $750            $239             $989
                                 ================ =============== ================ ================

Note 8 - Accrued Liabilities

   The Company had the following accrued liabilities as of September 30:

                                                2005                2004
                                               -------     -----------------

Accrued interest .........................     $19,092     $             --
Compensation for services to non-employees       9,000                   --
Wages due to officers ....................       8,000                   --
Taxes:
     Payroll .............................      12,447                   --
     Business ............................         667                   --
Other ....................................       5,744                   --
                                               -------     ------------------
    Total ................................     $54,950     $             --
                                               =======     ==================


Note 9 - Stockholders' Deficit

Preferred Stock

   The Company is authorized to issue 10,000,000 shares of its $0.0001 par value preferred stock. As of September 30, 2005, no shares are issued and outstanding.

Class A Common Stock

   The Company is authorized to issue 10,000,000 shares of its $0.0001 par value Class A common stock. Each holder of Class A common stock is entitled to 100 votes for each share of Class A common stock held. At the holder's sole discretion, they may convert all or part of their Class A common stock into an equal number of shares of common stock of the Company. The holders of Class A common stock are not entitled to cash dividends, but are entitled to receive stock or other property dividends. As of September 30, 2005, no shares are issued and outstanding.

Common Stock

   The Company is authorized to issue 500,000,000 shares of its $0.0001 par value common stock. This class of stock allows a stockholder one vote for each share of common stock held.

   As of September 30, 2005 and 2004, the issued and outstanding shares of the Company's $0.0001 par value common stock were 13,907,500 and 13,907,500 shares, respectively.

   At September 30, 2005, the Company had authorized the issuance of 3,112,500 shares of $0.0001 par value common stock, but these shares were not issued until November and December 2005.

Common Stock Issuances and Authorized for Issuance

   On August 4, 2004, the Company issued 12,345,000 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

   On September 8, 2004, the Company issued 1,562,500 shares of common stock to founders at the fair market value of $0.0001 per share for cash.

   On October 4, 2004, in connection with the purchases of two DVD library collections and software, the Company authorized the issuance of 1,562,500 shares of common stock, with a fair market price of $0.0001 per share. The shares were issued December 2005.

   On May 31, 2005, the Company authorized the issuance of 650,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 2005.

   On June 15, 2005, the Company authorized the issuance of 750,000 shares of common stock for services with a fair market value of $0.0001 per share. The shares were issued December 2005.

   On June 16, 2005, the Company authorized the issuance of 134,250 shares of common stock for services with a fair market value of $0.0001per share. The shares were issued December 2005.

   On August 26, 2005, the company authorized the issuance of 15,750 shares of common stock for services with a fair market value of $0.50 per share. The shares were issued November 2005.

Note 10 - Income Taxes

   Deferred tax assets and liabilities are recognized based on the anticipated future tax effects arising from the differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases of assets and liabilities using enacted tax rates. The following is a reconciliation of the Federal and state statutory income tax amount to the provision for income taxes for the year ended September 30, 2005 and the period ended August 4, 2004 (date of inception) to September 30, 2004:


                                                2005           2004
                                             ---------      ---------
Federal and state statutory rates at 35%     $(277,600)     $  (1,900)
Permanent differences ..................        44,400           --
Temporary differences ..................        (1,000)          --
                                              (232,200)        (1,900)
                                             ---------      ---------
Increase in valuation allowance ........     $ 232,200      $   1,900
                                             =========      =========